Securities Act of 1933 Registration No. 002-75010

Investment Company Act of 1940 Registration No. 811-03329

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  91

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  91

Variable Insurance Products Fund

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Cynthia Lo Bessette, Secretary

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on April 28, 2020 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Equity-Income Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Equity-Income Portfolio℠
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Equity-Income Portfolio℠/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.09%	0.09%	0.09%
Total annual operating expenses	0.53%	0.63%	0.78%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$54	$64	$80
3 years	$170	$202	$249
5 years	$296	$351	$433
10 years	$665	$786	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
  Potentially using covered call options as tools in managing the fund's assets.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  "Value" Investing.  "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	11.91%	March 31, 2019
Lowest Quarter Return	(15.01)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	27.44%	8.35%	11.01%
Service Class	27.32%	8.25%	10.90%
Service Class 2	27.11%	8.08%	10.73%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ramona Persaud (portfolio manager) has managed the fund since April 2017.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Equity-Income Portfolio℠ seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in equity securities. The Adviser normally invests the fund's assets primarily in income-producing equity securities. The Adviser may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the Adviser is not constrained by any particular investment style. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Adviser may also use covered call options as tools in managing the fund's assets. By writing covered call options, the Adviser sells the option to buy a security held by the fund at a specified price in exchange for a premium.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include options transactions such as call options (options to buy). Writing a call option involves writing (selling) an option on a security or other instrument, which obligates the writer to sell the underlying security or instrument or to make a net cash settlement payment in return for a set price (the strike price) upon the buyer’s exercise of the option. The seller is paid a price (premium) for the option. A call option is “covered” if the underlying security or instrument is held in a fund’s portfolio at the time the option is written.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. To the extent a fund writes covered call options on particular securities, it gives up some ability to participate in price increases of the underlying securities. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Equity-Income Portfolio℠ seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Equity-Income Portfolio℠ normally invests at least 80% of its assets in equity securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Ramona Persaud is portfolio manager of the fund, which she has managed since April 2017. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Persaud has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended December 31, 2019, was 0.44% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under the Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's or Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.37	$23.89	$21.97	$20.46	$24.30
Income from Investment Operations
Net investment income (loss)A	.46	.58	.50	.49	.63
Net realized and unrealized gain (loss)	4.84	(2.50)	2.29	2.85	(1.57)B
Total from investment operations	5.30	(1.92)	2.79	3.34	(.94)
Distributions from net investment income	(.45)	(.52)	(.40)	(.48)	(.71)
Distributions from net realized gain	(1.45)	(1.07)	(.47)	(1.34)	(2.19)
Total distributions	(1.90)	(1.60)C	(.87)	(1.83)D	(2.90)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$23.77	$20.37	$23.89	$21.97	$20.46
Total ReturnF,G	27.44%	(8.29)%	12.89%	18.02%	(4.08)%B
Ratios to Average Net AssetsH,I
Expenses before reductions	.53%	.53%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.53%	.53%	.53%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.53%	.54%	.53%
Net investment income (loss)	2.11%	2.53%	2.19%	2.39%	2.85%
Supplemental Data
Net assets, end of period (000 omitted)	$3,202,982	$2,804,988	$3,440,095	$3,550,158	$3,238,580
Portfolio turnover rateJ	32%	39%	36%	38%	46%

A  Calculated based on average shares outstanding during the period.

B   Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.18)%.

C  Total distributions of $1.60 per share is comprised of distributions from net investment income of $.524 and distributions from net realized gain of $1.073 per share.

D  Total distributions of $1.83 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $1.342 per share.

E  Amount represents less than $.005 per share.

F  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP Equity-Income Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.26	$23.77	$21.86	$20.37	$24.20
Income from Investment Operations
Net investment income (loss)A	.44	.55	.47	.46	.61
Net realized and unrealized gain (loss)	4.81	(2.49)	2.29	2.84	(1.56)B
Total from investment operations	5.25	(1.94)	2.76	3.30	(.95)
Distributions from net investment income	(.43)	(.50)	(.38)	(.47)	(.69)
Distributions from net realized gain	(1.45)	(1.07)	(.47)	(1.34)	(2.19)
Total distributions	(1.88)	(1.57)	(.85)	(1.81)	(2.88)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$23.63	$20.26	$23.77	$21.86	$20.37
Total ReturnD,E	27.32%	(8.40)%	12.80%	17.90%	(4.17)%B
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.63%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.63%	.63%	.63%	.64%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.64%	.63%
Net investment income (loss)	2.01%	2.43%	2.09%	2.29%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$299,079	$264,055	$326,565	$325,602	$309,669
Portfolio turnover rateH	32%	39%	36%	38%	46%

A  Calculated based on average shares outstanding during the period.

B   Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.27)%.

C  Amount represents less than $.005 per share.

D  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.85	$23.32	$21.46	$20.04	$23.85
Income from Investment Operations
Net investment income (loss)A	.40	.51	.43	.42	.57
Net realized and unrealized gain (loss)	4.70	(2.44)	2.24	2.78	(1.54)B
Total from investment operations	5.10	(1.93)	2.67	3.20	(.97)
Distributions from net investment income	(.40)	(.47)	(.34)	(.44)	(.65)
Distributions from net realized gain	(1.45)	(1.07)	(.47)	(1.34)	(2.19)
Total distributions	(1.85)	(1.54)	(.81)	(1.78)	(2.84)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$23.10	$19.85	$23.32	$21.46	$20.04
Total ReturnD,E	27.11%	(8.54)%	12.65%	17.71%	(4.32)%B
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.78%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.79%	.79%
Expenses net of all reductions	.77%	.77%	.78%	.79%	.78%
Net investment income (loss)	1.86%	2.28%	1.94%	2.14%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$1,431,212	$1,200,026	$1,452,633	$1,397,762	$1,348,912
Portfolio turnover rateH	32%	39%	36%	38%	46%

A  Calculated based on average shares outstanding during the period.

B   Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.42)%.

C  Amount represents less than $.005 per share.

D  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

Russell 3000® Value Index is a market capitalization-weighted index designed to measure the performance of the broad value segment of the U.S. equity market. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

VIP Equity-Income Portfolio is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.797987.116	VIPEI-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Investor Class

Equity-Income Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Equity-Income Portfolio℠
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Equity-Income Portfolio℠/Investor Class

Investment Objective

The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.44%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.17%
Total annual operating expenses	0.61%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$62
3 years	$195
5 years	$340
10 years	$762

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
  Potentially using covered call options as tools in managing the fund's assets.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  "Value" Investing.  "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	11.86%	March 31, 2019
Lowest Quarter Return	(15.06)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Investor Class	27.35%	8.27%	10.92%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ramona Persaud (portfolio manager) has managed the fund since April 2017.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Equity-Income Portfolio℠ seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in equity securities. The Adviser normally invests the fund's assets primarily in income-producing equity securities. The Adviser may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the Adviser is not constrained by any particular investment style. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Adviser may also use covered call options as tools in managing the fund's assets. By writing covered call options, the Adviser sells the option to buy a security held by the fund at a specified price in exchange for a premium.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include options transactions such as call options (options to buy). Writing a call option involves writing (selling) an option on a security or other instrument, which obligates the writer to sell the underlying security or instrument or to make a net cash settlement payment in return for a set price (the strike price) upon the buyer’s exercise of the option. The seller is paid a price (premium) for the option. A call option is “covered” if the underlying security or instrument is held in a fund’s portfolio at the time the option is written.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. To the extent a fund writes covered call options on particular securities, it gives up some ability to participate in price increases of the underlying securities. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Equity-Income Portfolio℠ seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Equity-Income Portfolio℠ normally invests at least 80% of its assets in equity securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Ramona Persaud is portfolio manager of the fund, which she has managed since April 2017. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Persaud has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended December 31, 2019, was 0.44% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.26	$23.77	$21.86	$20.37	$24.21
Income from Investment Operations
Net investment income (loss)A	.44	.55	.48	.47	.61
Net realized and unrealized gain (loss)	4.81	(2.48)	2.28	2.83	(1.56)B
Total from investment operations	5.25	(1.93)	2.76	3.30	(.95)
Distributions from net investment income	(.44)	(.51)	(.38)	(.47)	(.70)
Distributions from net realized gain	(1.45)	(1.07)	(.47)	(1.34)	(2.19)
Total distributions	(1.88)C	(1.58)	(.85)	(1.81)	(2.89)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$23.63	$20.26	$23.77	$21.86	$20.37
Total ReturnE,F	27.35%	(8.37)%	12.83%	17.93%	(4.18)%B
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.61%	.62%	.62%	.62%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.62%	.62%
Expenses net of all reductions	.60%	.60%	.61%	.62%	.61%
Net investment income (loss)	2.03%	2.45%	2.11%	2.31%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$449,909	$382,041	$457,011	$428,682	$349,685
Portfolio turnover rateI	32%	39%	36%	38%	46%

A  Calculated based on average shares outstanding during the period.

B   Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.28)%.

C   Total distributions of $1.88 per share is comprised of distributions from net investment income of $.436 and distributions from net realized gain of $1.445 per share.

D  Amount represents less than $.005 per share.

E  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

Russell 3000® Value Index is a market capitalization-weighted index designed to measure the performance of the broad value segment of the U.S. equity market. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

VIP Equity-Income Portfolio is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.906024.110	VIPEI-INV-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Initial Class

Floating Rate High Income Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Floating Rate High Income Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Floating Rate High Income Portfolio/Initial Class

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual operating expenses	0.71%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$73
3 years	$227
5 years	$395
10 years	$883

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), and other floating rate securities.
  Investing in companies in troubled or uncertain financial condition.
  Investing in money market and investment-grade debt securities, and repurchase agreements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks
  Impairment of Collateral.  A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.
  Floating Rate Loan Liquidity.  Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can limit the potential for gains when the credit quality of the issuer improves.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, involve greater risk of default on interest and principal payments or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities, including floating rate loans, can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.08%	March 31, 2019
Lowest Quarter Return	(3.30)%	December 31, 2018

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Life of class(a)
Initial Class	8.79%	4.23%	3.53%
S&P®/LSTA Leveraged Performing Loan Index (reflects no deduction for fees, expenses, or taxes)	8.70%	4.73%	4.23%

(a)  From April 9, 2014

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Eric Mollenhauer (co-manager) has managed the fund since April 2014.

Kevin Nielsen (co-manager) has managed the fund since April 2014.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Floating Rate High Income Portfolio seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in floating rate loans and other floating rate securities. The Adviser defines floating rate securities as floating rate loans, other floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. Many floating rate loans are lower-quality (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser may invest the fund's assets significantly in money market and investment-grade debt securities, and repurchase agreements. The Adviser may invest the fund's assets in these securities and repurchase agreements by investing in other funds.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features, underlying collateral, and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer. The Adviser expects that most floating rate loans purchased for the fund will trade on a secondary market (e.g., floating rate loans of issuers that have issued at least $100 million of floating rate loans and for which at least two banks or dealers are willing to make a market).

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Floating rate loans are debt securities issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as floating rate loans, corporate bonds, government securities (including Treasury securities), repurchase agreements, mortgage and other asset-backed securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Impairment of Collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating Rate Loan Liquidity. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.

Interest Rate Changes. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for the funds. The discontinuation and replacement of the London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact the fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default on interest and principal payments or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions such as inadequate supply of floating rate loans, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Floating Rate High Income Portfolio seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Floating Rate High Income Portfolio normally invests at least 80% of its assets in floating rate loans and other floating rate securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Eric Mollenhauer is co-manager of the fund, which he has managed since April 2014. He also manages other funds. Since joining Fidelity Investments in 1993, Mr. Mollenhauer has worked as a sales representative, research analyst, director of High Yield Research, and portfolio manager.

Kevin Nielsen is co-manager of the fund, which he has managed since April 2014. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Nielsen has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.10%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended December 31, 2019, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has contractually agreed to reimburse Initial Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.77% (the Expense Cap). If at any time during the current fiscal year expenses for Initial Class of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through April 30, 2021. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Floating Rate High Income Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.55	$9.93	$9.86	$9.34	$9.73
Income from Investment Operations
Net investment income (loss)A	.505	.438	.402	.412	.400
Net realized and unrealized gain (loss)	.325	(.452)	(.027)	.445	(.408)
Total from investment operations	.830	(.014)	.375	.857	(.008)
Distributions from net investment income	(.530)	(.366)	(.305)	(.337)	(.359)
Tax return of capital	–	–	–	–	(.023)
Total distributions	(.530)	(.366)	(.305)	(.337)	(.382)
Net asset value, end of period	$9.85	$9.55	$9.93	$9.86	$9.34
Total ReturnB,C	8.79%	(.16)%	3.81%	9.18%	(.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.71%	.73%	.76%	.76%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.76%	.76%
Expenses net of all reductions	.70%	.71%	.72%	.76%	.76%
Net investment income (loss)	5.06%	4.37%	4.01%	4.23%	4.03%
Supplemental Data
Net assets, end of period (000 omitted)	$12,292	$12,905	$6,602	$6,810	$7,326
Portfolio turnover rateF	29%	45%	68%	54%	55%

A  Calculated based on average shares outstanding during the period.

B  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E   Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P/LSTA Leveraged Performing Loan Index is a market value-weighted index designed to represent the performance of U.S. dollar-denominated institutional leveraged performing loan portfolios (excluding loans in payment default) using current market weightings, spreads, and interest payments.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.9586420.107	VIPFHI-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Investor Class

Floating Rate High Income Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Floating Rate High Income Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Floating Rate High Income Portfolio/Investor Class

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.19%
Total annual operating expenses	0.74%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$76
3 years	$237
5 years	$411
10 years	$918

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), and other floating rate securities.
  Investing in companies in troubled or uncertain financial condition.
  Investing in money market and investment-grade debt securities, and repurchase agreements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks
  Impairment of Collateral.  A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.
  Floating Rate Loan Liquidity.  Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can limit the potential for gains when the credit quality of the issuer improves.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, involve greater risk of default on interest and principal payments or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities, including floating rate loans, can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.19%	March 31, 2019
Lowest Quarter Return	(3.33)%	December 31, 2018

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Life of class(a)
Investor Class	8.88%	4.21%	3.51%
S&P®/LSTA Leveraged Performing Loan Index (reflects no deduction for fees, expenses, or taxes)	8.70%	4.73%	4.23%

(a)  From April 9, 2014

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Eric Mollenhauer (co-manager) has managed the fund since April 2014.

Kevin Nielsen (co-manager) has managed the fund since April 2014.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Floating Rate High Income Portfolio seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in floating rate loans and other floating rate securities. The Adviser defines floating rate securities as floating rate loans, other floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. Many floating rate loans are lower-quality (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser may invest the fund's assets significantly in money market and investment-grade debt securities, and repurchase agreements. The Adviser may invest the fund's assets in these securities and repurchase agreements by investing in other funds.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features, underlying collateral, and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer. The Adviser expects that most floating rate loans purchased for the fund will trade on a secondary market (e.g., floating rate loans of issuers that have issued at least $100 million of floating rate loans and for which at least two banks or dealers are willing to make a market).

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Floating rate loans are debt securities issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as floating rate loans, corporate bonds, government securities (including Treasury securities), repurchase agreements, mortgage and other asset-backed securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Impairment of Collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating Rate Loan Liquidity. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.

Interest Rate Changes. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for the funds. The discontinuation and replacement of the London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact the fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default on interest and principal payments or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions such as inadequate supply of floating rate loans, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Floating Rate High Income Portfolio seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Floating Rate High Income Portfolio normally invests at least 80% of its assets in floating rate loans and other floating rate securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Eric Mollenhauer is co-manager of the fund, which he has managed since April 2014. He also manages other funds. Since joining Fidelity Investments in 1993, Mr. Mollenhauer has worked as a sales representative, research analyst, director of High Yield Research, and portfolio manager.

Kevin Nielsen is co-manager of the fund, which he has managed since April 2014. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Nielsen has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.10%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended December 31, 2019, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

The Adviser has contractually agreed to reimburse Investor Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.80% (the Expense Cap). If at any time during the current fiscal year expenses for Investor Class of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through April 30, 2021. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Floating Rate High Income Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.93	$9.86	$9.34	$9.73
Income from Investment Operations
Net investment income (loss)A	.502	.434	.398	.409	.394
Net realized and unrealized gain (loss)	.335	(.461)	(.025)	.446	(.402)
Total from investment operations	.837	(.027)	.373	.855	(.008)
Distributions from net investment income	(.527)	(.363)	(.303)	(.335)	(.359)
Tax return of capital	–	–	–	–	(.023)
Total distributions	(.527)	(.363)	(.303)	(.335)	(.382)
Net asset value, end of period	$9.85	$9.54	$9.93	$9.86	$9.34
Total ReturnB,C	8.88%	(.30)%	3.79%	9.16%	(.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.74%	.76%	.79%	.79%
Expenses net of fee waivers, if any	.74%	.74%	.76%	.79%	.79%
Expenses net of all reductions	.74%	.74%	.76%	.79%	.79%
Net investment income (loss)	5.03%	4.33%	3.97%	4.20%	3.99%
Supplemental Data
Net assets, end of period (000 omitted)	$253,710	$253,242	$180,482	$145,821	$106,675
Portfolio turnover rateF	29%	45%	68%	54%	55%

A  Calculated based on average shares outstanding during the period.

B  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E   Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P/LSTA Leveraged Performing Loan Index is a market value-weighted index designed to represent the performance of U.S. dollar-denominated institutional leveraged performing loan portfolios (excluding loans in payment default) using current market weightings, spreads, and interest payments.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.9586423.107	VIPFHI-INV-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Growth Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Growth Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Growth Portfolio/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks to achieve capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.09%	0.09%	0.09%
Total annual operating expenses	0.63%	0.73%	0.88%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$64	$75	$90
3 years	$202	$233	$281
5 years	$351	$406	$488
10 years	$786	$906	$1,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in companies that Fidelity Management & Research Company LLC (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing.  "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	16.62%	March 31, 2019
Lowest Quarter Return	(16.03)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	34.31%	14.38%	15.54%
Service Class	34.17%	14.26%	15.42%
Service Class 2	33.98%	14.09%	15.25%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Jason Weiner (co-manager) has managed the fund since November 2006.

Asher Anolic (co-manager) has managed the fund since July 2017.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Growth Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Growth Portfolio seeks to achieve capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Asher Anolic is co-manager of the fund, which he has managed since July 2017. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

Jason Weiner is co-manager of the fund, which he has managed since November 2006. He also manages other funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and portfolio manager (other than a 6-month leave of absence in 2018).

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended December 31, 2019, was 0.54% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under the Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class’s and Service Class 2’s assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Growth Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$63.12	$74.05	$59.31	$65.75	$63.48
Income from Investment Operations
Net investment income (loss)A	.18	.21	.15	.12	.19
Net realized and unrealized gain (loss)	20.42	(.25)B,C	19.66	(.48)	4.24
Total from investment operations	20.60	(.04)	19.81	(.36)	4.43
Distributions from net investment income	(.19)	(.18)	(.15)	(.02)	(.17)
Distributions from net realized gain	(4.44)	(10.72)	(4.92)	(6.06)	(1.98)
Total distributions	(4.63)	(10.89)D	(5.07)	(6.08)	(2.16)E
Redemption fees added to paid in capitalA	–	–	–	–	–F
Net asset value, end of period	$79.09	$63.12	$74.05	$59.31	$65.75
Total ReturnG,H	34.31%	(.17)%C	35.13%	.80%	7.17%
Ratios to Average Net AssetsI,J
Expenses before reductions	.63%	.63%	.64%	.64%	.64%
Expenses net of fee waivers, if any	.62%	.63%	.64%	.64%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.64%	.64%
Net investment income (loss)	.25%	.30%	.22%	.21%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$3,441,605	$2,869,484	$3,165,086	$2,736,295	$3,045,732
Portfolio turnover rateK	47%	34%	50%	61%	63%

A  Calculated based on average shares outstanding during the period.

B  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

C  Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.20)%.

D  Total distributions of $10.89 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $10.715 per share.

E  Total distributions of $2.16 per share is comprised of distributions from net investment income of $.171 and distributions from net realized gain of $1.984 per share.

F  Amount represents less than $.005 per share.

G  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

J  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP Growth Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$62.83	$73.76	$59.10	$65.57	$63.32
Income from Investment Operations
Net investment income (loss)A	.11	.14	.08	.06	.12
Net realized and unrealized gain (loss)	20.31	(.25)B,C	19.59	(.47)	4.22
Total from investment operations	20.42	(.11)	19.67	(.41)	4.34
Distributions from net investment income	(.12)	(.11)	(.09)	–	(.11)
Distributions from net realized gain	(4.44)	(10.72)	(4.92)	(6.06)	(1.98)
Total distributions	(4.56)	(10.82)D	(5.01)	(6.06)	(2.09)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$78.69	$62.83	$73.76	$59.10	$65.57
Total ReturnF,G	34.17%	(.27)%C	35.00%	.71%	7.05%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%	.73%	.74%	.74%	.74%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.74%	.74%
Expenses net of all reductions	.72%	.72%	.73%	.74%	.74%
Net investment income (loss)	.15%	.20%	.12%	.11%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$745,767	$600,590	$624,381	$482,603	$527,178
Portfolio turnover rateJ	47%	34%	50%	61%	63%

A  Calculated based on average shares outstanding during the period.

B  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

C  Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.30)%.

D  Total distributions of $10.82 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $10.715 per share.

E  Amount represents less than $.005 per share.

F  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP Growth Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$61.91	$72.86	$58.44	$65.01	$62.80
Income from Investment Operations
Net investment income (loss)A	–B	.03	(.02)	(.03)	.02
Net realized and unrealized gain (loss)	20.00	(.23)C,D	19.36	(.48)	4.20
Total from investment operations	20.00	(.20)	19.34	(.51)	4.22
Distributions from net investment income	(.04)	(.03)	(.06)	–	(.02)
Distributions from net realized gain	(4.44)	(10.72)	(4.86)	(6.06)	(1.98)
Total distributions	(4.48)	(10.75)	(4.92)	(6.06)	(2.01)E
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$77.43	$61.91	$72.86	$58.44	$65.01
Total ReturnF,G	33.98%	(.43)%E	34.81%	.55%	6.90%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.88%	.89%	.89%	.89%
Expenses net of fee waivers, if any	.87%	.88%	.89%	.89%	.89%
Expenses net of all reductions	.87%	.87%	.88%	.89%	.89%
Net investment income (loss)	–%J	.05%	(.03)%	(.04)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,182,162	$971,010	$1,069,117	$783,297	$958,371
Portfolio turnover rateK	47%	34%	50%	61%	63%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.005 per share.

C  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D  Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.46)%.

E  Total distributions of $2.01 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $1.984 per share.

F  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J   Amount represents less than .005%.

K  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

Russell 3000® Growth Index is a market capitalization-weighted index designed to measure the performance of the broad growth segment of the U.S. equity market. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.797989.116	VGRO-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Investor Class

Growth Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Growth Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Growth Portfolio/Investor Class

Investment Objective

The fund seeks to achieve capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.54%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual operating expenses	0.70%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$72
3 years	$224
5 years	$390
10 years	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in companies that Fidelity Management & Research Company LLC (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing.  "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	16.60%	March 31, 2019
Lowest Quarter Return	(16.05)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Investor Class	34.18%	14.28%	15.44%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Jason Weiner (co-manager) has managed the fund since November 2006.

Asher Anolic (co-manager) has managed the fund since July 2017.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Growth Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Growth Portfolio seeks to achieve capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Asher Anolic is co-manager of the fund, which he has managed since July 2017. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

Jason Weiner is co-manager of the fund, which he has managed since November 2006. He also manages other funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and portfolio manager (other than a 6-month leave of absence in 2018).

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended December 31, 2019, was 0.54% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Growth Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$62.81	$73.73	$59.08	$65.55	$63.30
Income from Investment Operations
Net investment income (loss)A	.12	.15	.10	.07	.13
Net realized and unrealized gain (loss)	20.30	(.23)B,C	19.58	(.48)	4.23
Total from investment operations	20.42	(.08)	19.68	(.41)	4.36
Distributions from net investment income	(.13)	(.12)	(.10)	–	(.13)
Distributions from net realized gain	(4.44)	(10.72)	(4.92)	(6.06)	(1.98)
Total distributions	(4.57)	(10.84)	(5.03)D	(6.06)	(2.11)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$78.66	$62.81	$73.73	$59.08	$65.55
Total ReturnF,G	34.18%	(.24)%C	35.03%	.71%	7.09%
Ratios to Average Net AssetsH,I
Expenses before reductions	.70%	.71%	.72%	.73%	.72%
Expenses net of fee waivers, if any	.70%	.71%	.72%	.72%	.72%
Expenses net of all reductions	.70%	.70%	.71%	.72%	.72%
Net investment income (loss)	.17%	.22%	.14%	.12%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$547,920	$457,395	$448,392	$291,497	$308,555
Portfolio turnover rateJ	47%	34%	50%	61%	63%

A  Calculated based on average shares outstanding during the period.

B  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

C  Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.27)%.

D  Total distributions of $5.03 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $4.921 per share.

E  Amount represents less than $.005 per share.

F  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

Russell 3000® Growth Index is a market capitalization-weighted index designed to measure the performance of the broad growth segment of the U.S. equity market. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.906026.110	VIPGRWT-INV-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

High Income Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP High Income Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP High Income Portfolio/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks a high level of current income, while also considering growth of capital.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.12%	0.12%	0.12%
Total annual operating expenses	0.67%	0.77%	0.92%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$68	$79	$94
3 years	$214	$246	$293
5 years	$373	$428	$509
10 years	$835	$954	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	7.36%	March 31, 2019
Lowest Quarter Return	(6.01)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	15.11%	5.63%	6.66%
Service Class	14.92%	5.48%	6.55%
Service Class 2	14.77%	5.35%	6.40%
ICE® BofAML® US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	14.41%	6.14%	7.48%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Michael Weaver (co-manager) has managed the fund since April 2018.

Alexandre Karam (co-manager) has managed the fund since December 2018.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser's ability to resell the securities to the general public. The Adviser may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. The Adviser currently intends to limit common stocks to 10% of the fund's total assets. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for the funds.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. The Adviser may invest the fund's assets in investment-grade debt securities by investing in other funds.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Alexandre Karam is co-manager of the fund, which he has managed since December 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager. Prior to joining Fidelity Investments in 2016, Mr. Karam was a vice president at Paulson & Company from 2011-2016.

Michael Weaver is co-manager of the fund, which he has managed since April 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Weaver has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.10%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended December 31, 2019, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under the Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's or Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP High Income Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$4.97	$5.46	$5.38	$4.95	$5.52
Income from Investment Operations
Net investment income (loss)A	.286	.288	.290	.320	.333
Net realized and unrealized gain (loss)	.457	(.473)	.091	.402	(.531)
Total from investment operations	.743	(.185)	.381	.722	(.198)
Distributions from net investment income	(.283)	(.305)	(.301)	(.292)	(.364)
Tax return of capital	–	–	–	–	(.008)
Total distributions	(.283)	(.305)	(.301)	(.292)	(.372)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$5.43	$4.97	$5.46	$5.38	$4.95
Total ReturnC,D	15.11%	(3.46)%	7.13%	14.61%	(3.63)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.67%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.68%	.68%
Expenses net of all reductions	.67%	.67%	.67%	.68%	.68%
Net investment income (loss)	5.31%	5.33%	5.22%	6.05%	5.94%
Supplemental Data
Net assets, end of period (000 omitted)	$327,442	$299,239	$355,469	$457,620	$437,798
Portfolio turnover rateG	30%	69%	70%	73%	69%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.0005 per share.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP High Income Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$4.93	$5.42	$5.34	$4.92	$5.49
Income from Investment Operations
Net investment income (loss)A	.279	.280	.283	.311	.324
Net realized and unrealized gain (loss)	.449	(.471)	.092	.395	(.528)
Total from investment operations	.728	(.191)	.375	.706	(.204)
Distributions from net investment income	(.278)	(.299)	(.295)	(.286)	(.358)
Tax return of capital	–	–	–	–	(.008)
Total distributions	(.278)	(.299)	(.295)	(.286)	(.366)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$5.38	$4.93	$5.42	$5.34	$4.92
Total ReturnC,D	14.92%	(3.60)%	7.07%	14.37%	(3.76)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.77%	.78%	.78%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.78%	.78%
Expenses net of all reductions	.77%	.77%	.77%	.78%	.77%
Net investment income (loss)	5.21%	5.23%	5.12%	5.95%	5.84%
Supplemental Data
Net assets, end of period (000 omitted)	$66,123	$58,231	$68,104	$84,945	$73,313
Portfolio turnover rateG	30%	69%	70%	73%	69%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.0005 per share.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP High Income Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$4.79	$5.27	$5.20	$4.80	$5.36
Income from Investment Operations
Net investment income (loss)A	.262	.264	.267	.296	.309
Net realized and unrealized gain (loss)	.438	(.451)	.090	.383	(.514)
Total from investment operations	.700	(.187)	.357	.679	(.205)
Distributions from net investment income	(.270)	(.293)	(.287)	(.279)	(.347)
Tax return of capital	–	–	–	–	(.008)
Total distributions	(.270)	(.293)	(.287)	(.279)	(.355)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$5.22	$4.79	$5.27	$5.20	$4.80
Total ReturnC,D	14.77%	(3.63)%	6.91%	14.17%	(3.87)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.92%	.92%	.93%	.93%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.93%	.93%
Expenses net of all reductions	.92%	.92%	.92%	.93%	.93%
Net investment income (loss)	5.06%	5.08%	4.97%	5.80%	5.68%
Supplemental Data
Net assets, end of period (000 omitted)	$187,747	$139,564	$166,993	$189,179	$160,639
Portfolio turnover rateG	30%	69%	70%	73%	69%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.0005 per share.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

ICE® BofA® US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of ICE® BofA® US High Yield Index but caps issuer exposure at 2%.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.797995.116	VHI-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Investor Class

High Income Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP High Income Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP High Income Portfolio/Investor Class

Investment Objective

The fund seeks a high level of current income, while also considering growth of capital.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.70%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$72
3 years	$224
5 years	$390
10 years	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	7.59%	March 31, 2019
Lowest Quarter Return	(5.86)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Investor Class	14.94%	5.55%	6.62%
ICE® BofAML® US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	14.41%	6.14%	7.48%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Michael Weaver (co-manager) has managed the fund since April 2018.

Alexandre Karam (co-manager) has managed the fund since December 2018.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). Many lower-quality debt securities are subject to legal or contractual restrictions limiting the Adviser's ability to resell the securities to the general public. The Adviser may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. The Adviser currently intends to limit common stocks to 10% of the fund's total assets. The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for the funds.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. The Adviser may invest the fund's assets in investment-grade debt securities by investing in other funds.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Alexandre Karam is co-manager of the fund, which he has managed since December 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager. Prior to joining Fidelity Investments in 2016, Mr. Karam was a vice president at Paulson & Company from 2011-2016.

Michael Weaver is co-manager of the fund, which he has managed since April 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Weaver has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.10%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended December 31, 2019, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP High Income Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$4.94	$5.43	$5.36	$4.93	$5.50
Income from Investment Operations
Net investment income (loss)A	.283	.284	.287	.317	.329
Net realized and unrealized gain (loss)	.448	(.470)	.083	.403	(.529)
Total from investment operations	.731	(.186)	.370	.720	(.200)
Distributions from net investment income	(.281)	(.304)	(.300)	(.290)	(.362)
Tax return of capital	–	–	–	–	(.008)
Total distributions	(.281)	(.304)	(.300)	(.290)	(.370)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$5.39	$4.94	$5.43	$5.36	$4.93
Total ReturnC,D	14.94%	(3.50)%	6.95%	14.64%	(3.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.71%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.71%	.71%
Expenses net of all reductions	.70%	.71%	.71%	.71%	.71%
Net investment income (loss)	5.28%	5.30%	5.18%	6.02%	5.90%
Supplemental Data
Net assets, end of period (000 omitted)	$462,593	$391,173	$456,983	$469,732	$398,719
Portfolio turnover rateG	30%	69%	70%	73%	69%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.0005 per share.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

ICE® BofA® US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of ICE® BofA® US High Yield Index but caps issuer exposure at 2%.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.906032.110	VIPHI-INV-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Overseas Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Overseas Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Overseas Portfolio/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks long-term growth of capital.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.13%	0.13%	0.13%
Total annual operating expenses	0.79%	0.89%	1.04%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$81	$91	$106
3 years	$252	$284	$331
5 years	$439	$493	$574
10 years	$978	$1,096	$1,271

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in non-U.S. securities.
  Normally investing primarily in common stocks.
  Allocating investments across different countries and regions.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	19.22%	September 30, 2010
Lowest Quarter Return	(23.78)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	27.77%	6.89%	6.59%
Service Class	27.67%	6.78%	6.48%
Service Class 2	27.50%	6.62%	6.32%
MSCI EAFE Index (reflects no deduction for fees or expenses)	22.29%	5.88%	5.67%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited (FMR UK) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Vincent Montemaggiore (lead portfolio manager) has managed the fund since October 2016.

Andrew Sergeant (co-manager) has managed the fund since October 2016.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Overseas Portfolio seeks long-term growth of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in non-U.S. securities. The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser normally allocates the fund's investments across different countries and regions.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Overseas Portfolio seeks long-term growth of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Overseas Portfolio normally invests at least 80% of its assets in non-U.S. securities.

Country or Geographic Region

The Adviser considers non-U.S. securities to include investments that are tied economically to a particular country or region outside the U.S. The Adviser considers a number of factors to determine whether an investment is tied economically to a particular country or region, including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

FIL Investment Advisors (FIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2019, FIA had approximately $6.8 billion in discretionary assets under management. FIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (UK) Limited (FIA(UK)), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom, serves as a sub-adviser for the fund. As of June 30, 2019, FIA(UK) had approximately $5.7 billion in discretionary assets under management. FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investments (Japan) Limited (FIJ), at Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032, serves as a sub-adviser for the fund. As of March 31, 2019, FIJ had approximately $0 in discretionary assets under management in the United States. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Vincent Montemaggiore is lead portfolio manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Montemaggiore has worked as an equity research analyst and portfolio manager.

Andrew Sergeant is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Sergeant has worked as an analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.424%.

The total management fee for the fiscal year ended December 31, 2019, was 0.66% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services. The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK). FIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2’s assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Overseas Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.13	$22.87	$17.81	$19.08	$18.70
Income from Investment Operations
Net investment income (loss)A	.40	.36	.31	.28	.29
Net realized and unrealized gain (loss)	4.74	(3.75)	5.08	(1.25)	.38
Total from investment operations	5.14	(3.39)	5.39	(.97)	.67
Distributions from net investment income	(.38)	(.35)	(.31)	(.27)	(.27)
Distributions from net realized gain	(.77)	–	(.02)	(.03)	(.02)
Total distributions	(1.14)B	(.35)	(.33)	(.30)	(.29)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$23.13	$19.13	$22.87	$17.81	$19.08
Total ReturnD,E	27.77%	(14.81)%	30.28%	(5.06)%	3.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.79%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.80%	.80%
Expenses net of all reductions	.78%	.78%	.78%	.80%	.80%
Net investment income (loss)	1.87%	1.59%	1.46%	1.56%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$826,554	$662,011	$822,994	$702,946	$758,522
Portfolio turnover rateH	38%	40%	35%	102%	29%

A  Calculated based on average shares outstanding during the period.

B   Total distributions of $1.14 per share is comprised of distributions from net investment income of $.377 and distributions from net realized gain of $.765 per share.

C  Amount represents less than $.005 per share.

D  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP Overseas Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.05	$22.77	$17.74	$19.00	$18.63
Income from Investment Operations
Net investment income (loss)A	.37	.33	.28	.27	.27
Net realized and unrealized gain (loss)	4.73	(3.72)	5.05	(1.24)	.37
Total from investment operations	5.10	(3.39)	5.33	(.97)	.64
Distributions from net investment income	(.36)	(.33)	(.28)	(.25)	(.25)
Distributions from net realized gain	(.77)	–	(.02)	(.03)	(.02)
Total distributions	(1.12)B	(.33)	(.30)	(.29)C	(.27)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$23.03	$19.05	$22.77	$17.74	$19.00
Total ReturnE,F	27.67%	(14.88)%	30.10%	(5.12)%	3.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.89%	.90%	.90%	.90%
Expenses net of fee waivers, if any	.89%	.89%	.90%	.90%	.90%
Expenses net of all reductions	.88%	.88%	.88%	.90%	.90%
Net investment income (loss)	1.77%	1.49%	1.36%	1.46%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$134,648	$114,094	$141,047	$118,444	$138,766
Portfolio turnover rateI	38%	40%	35%	102%	29%

A  Calculated based on average shares outstanding during the period.

B   Total distributions of $1.12 per share is comprised of distributions from net investment income of $.358 and distributions from net realized gain of $.765 per share.

C  Total distributions of $.29 per share is comprised of distributions from net investment income of $.253 and distributions from net realized gain of $.032 per share.

D  Amount represents less than $.005 per share.

E  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

VIP Overseas Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.95	$22.66	$17.65	$18.92	$18.55
Income from Investment Operations
Net investment income (loss)A	.34	.30	.25	.24	.24
Net realized and unrealized gain (loss)	4.71	(3.71)	5.04	(1.25)	.38
Total from investment operations	5.05	(3.41)	5.29	(1.01)	.62
Distributions from net investment income	(.33)	(.30)	(.26)	(.23)	(.23)
Distributions from net realized gain	(.77)	–	(.02)	(.03)	(.02)
Total distributions	(1.10)	(.30)	(.28)	(.26)	(.25)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$22.90	$18.95	$22.66	$17.65	$18.92
Total ReturnC,D	27.50%	(15.06)%	29.99%	(5.32)%	3.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.04%	1.05%	1.05%	1.05%
Expenses net of fee waivers, if any	1.04%	1.04%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.05%	1.05%
Net investment income (loss)	1.62%	1.34%	1.21%	1.31%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$331,113	$291,392	$361,446	$302,443	$345,818
Portfolio turnover rateG	38%	40%	35%	102%	29%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.005 per share.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

MSCI EAFE Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of developed markets, excluding the U.S. & Canada. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.798005.116	VOVS-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Investor Class

Overseas Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Overseas Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Overseas Portfolio/Investor Class

Investment Objective

The fund seeks long-term growth of capital.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.66%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.87%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in non-U.S. securities.
  Normally investing primarily in common stocks.
  Allocating investments across different countries and regions.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	19.28%	September 30, 2010
Lowest Quarter Return	(23.75)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Investor Class	27.74%	6.81%	6.50%
MSCI EAFE Index (reflects no deduction for fees or expenses)	22.29%	5.88%	5.67%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited (FMR UK) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Vincent Montemaggiore (lead portfolio manager) has managed the fund since October 2016.

Andrew Sergeant (co-manager) has managed the fund since October 2016.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Overseas Portfolio seeks long-term growth of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in non-U.S. securities. The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser normally allocates the fund's investments across different countries and regions.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Overseas Portfolio seeks long-term growth of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Overseas Portfolio normally invests at least 80% of its assets in non-U.S. securities.

Country or Geographic Region

The Adviser considers non-U.S. securities to include investments that are tied economically to a particular country or region outside the U.S. The Adviser considers a number of factors to determine whether an investment is tied economically to a particular country or region, including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

FIL Investment Advisors (FIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2019, FIA had approximately $6.8 billion in discretionary assets under management. FIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (UK) Limited (FIA(UK)), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom, serves as a sub-adviser for the fund. As of June 30, 2019, FIA(UK) had approximately $5.7 billion in discretionary assets under management. FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investments (Japan) Limited (FIJ), at Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032, serves as a sub-adviser for the fund. As of March 31, 2019, FIJ had approximately $0 in discretionary assets under management in the United States. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Vincent Montemaggiore is lead portfolio manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Montemaggiore has worked as an equity research analyst and portfolio manager.

Andrew Sergeant is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Sergeant has worked as an analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.424%.

The total management fee for the fiscal year ended December 31, 2019, was 0.66% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services. The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK). FIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Overseas Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.06	$22.79	$17.75	$19.02	$18.64
Income from Investment Operations
Net investment income (loss)A	.38	.34	.29	.27	.27
Net realized and unrealized gain (loss)	4.74	(3.74)	5.06	(1.25)	.39
Total from investment operations	5.12	(3.40)	5.35	(.98)	.66
Distributions from net investment income	(.36)	(.33)	(.29)	(.26)	(.26)
Distributions from net realized gain	(.77)	–	(.02)	(.03)	(.02)
Total distributions	(1.13)	(.33)	(.31)	(.29)	(.28)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$23.05	$19.06	$22.79	$17.75	$19.02
Total ReturnC,D	27.74%	(14.90)%	30.18%	(5.14)%	3.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.87%	.88%	.88%	.88%
Expenses net of fee waivers, if any	.87%	.87%	.88%	.88%	.88%
Expenses net of all reductions	.86%	.86%	.86%	.88%	.88%
Net investment income (loss)	1.79%	1.51%	1.38%	1.48%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$421,140	$340,705	$445,429	$303,787	$315,254
Portfolio turnover rateG	38%	40%	35%	102%	29%

A  Calculated based on average shares outstanding during the period.

B  Amount represents less than $.005 per share.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

MSCI EAFE Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of developed markets, excluding the U.S. & Canada. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.906036.110	VIPOVRSR-INV-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Value Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Value Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Value Portfolio/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.13%	0.13%	0.13%
Total annual operating expenses	0.67%	0.77%	0.92%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$68	$79	$94
3 years	$214	$246	$293
5 years	$373	$428	$509
10 years	$835	$954	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in securities of companies that Fidelity Management & Research Company LLC (FMR) believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing.  "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	14.53%	March 31, 2019
Lowest Quarter Return	(17.77)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	32.13%	7.92%	11.61%
Service Class	32.01%	7.81%	11.51%
Service Class 2	31.77%	7.65%	11.34%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Friedman (portfolio manager) has managed the fund since January 2012.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Value Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. The Adviser considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Value Portfolio seeks capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Friedman is portfolio manager of the fund, which he has managed since January 2012. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended December 31, 2019, was 0.54% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under the Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class’s or Service Class 2’s assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Value Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.08	$16.36	$14.74	$13.36	$16.04
Income from Investment Operations
Net investment income (loss)A	.26	.21	.21B	.18	.21
Net realized and unrealized gain (loss)	3.74	(2.41)	2.07	1.43	(.35)
Total from investment operations	4.00	(2.20)	2.28	1.61	(.14)
Distributions from net investment income	(.27)	(.18)	(.21)	(.15)	(.21)
Distributions from net realized gain	(1.03)	(.90)	(.45)	(.07)	(2.33)
Total distributions	(1.30)	(1.08)	(.66)	(.23)C	(2.54)
Net asset value, end of period	$15.78	$13.08	$16.36	$14.74	$13.36
Total ReturnD,E	32.13%	(13.84)%	15.58%	12.08%	(.75)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.67%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.68%	.69%	.69%
Expenses net of all reductions	.66%	.66%	.67%	.69%	.68%
Net investment income (loss)	1.78%	1.36%	1.34%B	1.33%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$116,401	$110,203	$130,365	$126,526	$129,151
Portfolio turnover rateH	67%	64%	55%	63%	78%I

A  Calculated based on average shares outstanding during the period.

B  Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%.

C  Total distributions of $.23 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.074 per share.

D  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

I  The portfolio turnover rate does not include the assets acquired in the merger.

VIP Value Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.08	$16.36	$14.73	$13.36	$16.04
Income from Investment Operations
Net investment income (loss)A	.24	.20	.19B	.17	.19
Net realized and unrealized gain (loss)	3.75	(2.42)	2.08	1.41	(.34)
Total from investment operations	3.99	(2.22)	2.27	1.58	(.15)
Distributions from net investment income	(.25)	(.15)	(.20)	(.14)	(.20)
Distributions from net realized gain	(1.03)	(.90)	(.45)	(.07)	(2.33)
Total distributions	(1.29)C	(1.06)D	(.64)E	(.21)	(2.53)
Net asset value, end of period	$15.78	$13.08	$16.36	$14.73	$13.36
Total ReturnF,G	32.01%	(13.97)%	15.53%	11.90%	(.82)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.77%	.78%	.79%	.78%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.79%	.78%
Expenses net of all reductions	.76%	.76%	.77%	.79%	.78%
Net investment income (loss)	1.68%	1.26%	1.24%B	1.23%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$270	$233	$368	$400	$520
Portfolio turnover rateJ	67%	64%	55%	63%	78%K

A  Calculated based on average shares outstanding during the period.

B  Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

C   Total distributions of $1.29 per share is comprised of distributions from net investment income of $.254 and distributions from net realized gain of $1.032 per share.

D  Total distributions of $1.06 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.904 per share.

E  Total distributions of $.64 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.449 per share.

F  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

I  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

K  The portfolio turnover rate does not include the assets acquired in the merger.

VIP Value Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.91	$16.15	$14.55	$13.21	$15.89
Income from Investment Operations
Net investment income (loss)A	.22	.17	.17B	.15	.17
Net realized and unrealized gain (loss)	3.68	(2.37)	2.05	1.39	(.34)
Total from investment operations	3.90	(2.20)	2.22	1.54	(.17)
Distributions from net investment income	(.23)	(.14)	(.17)	(.13)	(.18)
Distributions from net realized gain	(1.03)	(.90)	(.45)	(.07)	(2.33)
Total distributions	(1.26)	(1.04)	(.62)	(.20)	(2.51)
Net asset value, end of period	$15.55	$12.91	$16.15	$14.55	$13.21
Total ReturnC,D	31.77%	(14.02)%	15.36%	11.71%	(.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.92%	.93%	.94%	.93%
Expenses net of fee waivers, if any	.92%	.92%	.93%	.94%	.93%
Expenses net of all reductions	.91%	.91%	.92%	.94%	.93%
Net investment income (loss)	1.53%	1.11%	1.09%B	1.08%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$9,262	$7,764	$9,474	$9,050	$9,026
Portfolio turnover rateG	67%	64%	55%	63%	78%H

A  Calculated based on average shares outstanding during the period.

B  Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .84%.

C  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H  The portfolio turnover rate does not include the assets acquired in the merger.

Additional Index Information

Russell 3000® Value Index is a market capitalization-weighted index designed to measure the performance of the broad value segment of the U.S. equity market. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.798007.116	VVAL-PRO-0420

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity® Variable Insurance Products

Investor Class

Value Portfolio

Prospectus

April 28, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	VIP Value Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
VIP Value Portfolio/Investor Class

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees

(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.54%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.75%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$77
3 years	$240
5 years	$417
10 years	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in securities of companies that Fidelity Management & Research Company LLC (FMR) believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing.  "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.46%	March 31, 2019
Lowest Quarter Return	(17.72)%	September 30, 2011

Average Annual Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Investor Class	32.01%	7.84%	11.53%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Friedman (portfolio manager) has managed the fund since January 2012.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Value Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. The Adviser considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

VIP Value Portfolio seeks capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of fund(s), or (iv) transactions in certain company-owned accounts. A qualified fund of fund(s) must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in February and December, and capital gain distributions in February. The fund also normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of January 1, 2020, the Adviser had approximately $2.6 trillion in discretionary assets under management, and as of December 31, 2019, approximately $3.2 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2019, FMR UK had approximately $23.9 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2019, FMR H.K. had approximately $16.5 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Friedman is portfolio manager of the fund, which he has managed since January 2012. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 2019, the group fee rate was 0.23%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended December 31, 2019, was 0.54% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2019 and in the fund's annual report for the fiscal period ended December 31, 2019.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Investor Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Value Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.06	$16.33	$14.71	$13.35	$16.02
Income from Investment Operations
Net investment income (loss)A	.25	.20	.20B	.17	.19
Net realized and unrealized gain (loss)	3.73	(2.40)	2.07	1.41	(.33)
Total from investment operations	3.98	(2.20)	2.27	1.58	(.14)
Distributions from net investment income	(.26)	(.16)	(.20)	(.14)	(.20)
Distributions from net realized gain	(1.03)	(.90)	(.45)	(.07)	(2.33)
Total distributions	(1.29)	(1.07)C	(.65)	(.22)D	(2.53)
Net asset value, end of period	$15.75	$13.06	$16.33	$14.71	$13.35
Total ReturnE,F	32.01%	(13.88)%	15.52%	11.88%	(.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.75%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.77%	.76%
Expenses net of all reductions	.74%	.74%	.75%	.77%	.76%
Net investment income (loss)	1.70%	1.28%	1.26%B	1.25%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$197,903	$170,228	$204,443	$194,723	$170,782
Portfolio turnover rateI	67%	64%	55%	63%	78%J

A  Calculated based on average shares outstanding during the period.

B  Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.01%.

C  Total distributions of $1.07 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.904 per share.

D  Total distributions of $.22 per share is comprised of distributions from net investment income of $.144 and distributions from net realized gain of $.074 per share.

E  Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

H  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

J  The portfolio turnover rate does not include the assets acquired in the merger.

Additional Index Information

Russell 3000® Value Index is a market capitalization-weighted index designed to measure the performance of the broad value segment of the U.S. equity market. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03329

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

1.906039.110	VIPVAL-INV-PRO-0420

Fidelity® Variable Insurance Products

Contrafund® Portfolio

Disciplined Small Cap Portfolio

Dynamic Capital Appreciation Portfolio

Equity-Income Portfolio

Floating Rate High Income Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Growth Portfolio

High Income Portfolio

Mid Cap Portfolio

Value Portfolio

Value Strategies Portfolio

Investor Class

Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2020

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 28, 2020, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity’s web site at institutional.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

VIPINV-PTB-0420
1.815032.115

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund (other than VIP Mid Cap Portfolio):

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

For VIP Mid Cap Portfolio:

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio):

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Contrafund℠ Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Contrafund℠ Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of each of VIP Contrafund℠ Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund (other than VIP Floating Rate High Income Portfolio and VIP High Income Portfolio):

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP Floating Rate High Income Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP High Income Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund (other than VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio):

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Floating Rate High Income Portfolio and VIP High Income Portfolio:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) making direct commercial real estate loans (c) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (d) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Equity-Income Portfolio℠:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Oil, Gas, and Mineral Exploration Programs

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio):

The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Foreign Securities

For VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, and VIP High Income Portfolio:

FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures, options, and swap transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

For purposes of a fund's 80% investment policy that defines a particular market capitalization by reference to the capitalization range of one or more indexes (as described in the prospectus), the capitalization range of the index(es) generally will be measured no less frequently than once per month.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities  represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  Each trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Dollar-Weighted Average Maturity  is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration  is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Floating Rate Loans and Other Debt Securities.  Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.

Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

From time to time FMR and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fidelity® fund or acquire floating rate loans from a Fidelity® fund, or may be intermediate participants with respect to floating rate loans owned by a Fidelity® fund. These banks also may act as agents for floating rate loans that a Fidelity® fund owns.

The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.

Agents.  Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Participation Interests.  Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a fund and the borrower, if the participation interest does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Collateral.  Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates.  The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity.  Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

Floating Rate Loan Trading.  Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Supply of Floating Rate Loans.  The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants.  A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees.  Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Securities.  Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

Each of VIP Floating Rate High Income Portfolio and VIP High Income Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments  means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. A fund also may acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities.   During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities  are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs).   Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements)   are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales.  Stocks underlying a fund's convertible security holdings can be sold short. For example, if a fund's adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Fidelity® funds that employ this strategy generally intend to hedge no more than 15% of total assets with short sales on equity securities underlying convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support.  Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities  are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  Each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.VIP Floating Rate High Income Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.VIP High Income Portfolio reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities  provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions  involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund (other than VIP Disciplined Small Cap Portfolio) by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from FMR's policies, may apply to that fund, subject to applicable law. FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Orders for the purchase or sale of portfolio securities are placed on behalf of VIP Disciplined Small Cap Portfolio by Geode pursuant to authority contained in the management contract and the sub-advisory agreement. Geode may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review FMR's or Geode's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Geode.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute a fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the funds.

Execution Services.  In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Geode.  Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Geode's Decision-Making Process.  Before causing a fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.

Affiliated Transactions

Geode may place trades with certain brokers, including NFS and Luminex Trading & Analytics LLC (Luminex), with whom FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.

The Adviser.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers and the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with the Adviser or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, the Adviser or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. The Adviser or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. The Adviser or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser.  The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, the Adviser or its affiliates may have an incentive to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker provides. Where commissions paid to a broker include both an execution commission and a research charge, while the broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion to a commission sharing arrangement (CSA) pool, also known as “soft dollars,” which is used to pay research expenses. (In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid for from the CSA pool.) The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process.  In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts.  The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser or its affiliates view hard dollar payments for research products and services as likely to reduce the fund’s total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below will decrease. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union.  The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the European Union by FMR Investment Management (UK) Limited (FMR UK) will use research payment accounts (RPAs) to cover costs associated with equity and high yield external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK will establish a research budget. The budget will be set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both CSA and an RPA. Determinations of what is eligible research and how costs are allocated will be made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA may vary over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK will be responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK.

Impacted funds, like those funds that participate in CSA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CSAs (for which research charges may be retained by the broker and credited to the CSA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA will be used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

The Adviser or its affiliates may engage in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (Commission Recapture Program). Not all brokers with whom a fund trades have been asked to participate in brokerage Commission Recapture Program.

Affiliated Transactions

The Adviser or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, the Adviser or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended December 31, 2019 and 2018. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates	2019	2018
VIP Contrafund℠ Portfolio	37%	111%
VIP Disciplined Small Cap Portfolio	77%	103%
VIP Dynamic Capital Appreciation Portfolio	66%	155%
VIP Equity-Income Portfolio℠	32%	39%
VIP Floating Rate High Income Portfolio	29%	45%
VIP Growth & Income Portfolio	34%	41%
VIP Growth Opportunities Portfolio	49%	39%
VIP Growth Portfolio	47%	34%
VIP High Income Portfolio	30%	69%
VIP Mid Cap Portfolio	34%	47%
VIP Value Portfolio	67%	64%
VIP Value Strategies Portfolio	68%	68%

During the fiscal year ended December 31, 2019, each of VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth & Income Portfolio, VIP Growth Portfolio, and VIP High Income Portfolio held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended December 31, 2019.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
VIP Contrafund℠ Portfolio	Bank of America Corp.	$$266,938,614
	Citigroup, Inc.	$$4,465,851
	JPMorgan Chase & Co.	$$430,737,497
	Morgan Stanley	$$57,750,264
VIP Dynamic Capital Appreciation Portfolio	Citigroup, Inc.	$$2,564,469
VIP Equity-Income Portfolio℠	Bank of America Corp.	$$154,894,038
	Citigroup, Inc.	$$127,224,825
	JPMorgan Chase & Co.	$$222,240,401
VIP Growth & Income Portfolio	Bank of America Corp.	$$46,543,653
	Citigroup, Inc.	$$6,887,956
	JPMorgan Chase & Co.	$$26,002,561
	Morgan Stanley	$$4,942,435
VIP Growth Portfolio	JMP Group	$$775,523
VIP High Income Portfolio	Bank of America Corp.	$$9,227,039
	Barclays PLC	$$3,172,622

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended December 31, 2019, 2018, and 2017. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Contrafund℠ Portfolio	December 31
	2019	$3,378,061	0.02%
	2018	$9,677,220	0.05%
	2017	$9,362,218	0.05%
VIP Disciplined Small Cap Portfolio	December 31
	2019	$50,542	0.02%
	2018	$65,726	0.02%
	2017	$83,326	0.03%
VIP Dynamic Capital Appreciation Portfolio	December 31
	2019	$63,331	0.04%
	2018	$126,512	0.07%
	2017	$127,750	0.08%
VIP Equity-Income Portfolio℠	December 31
	2019	$955,720	0.02%
	2018	$1,182,724	0.02%
	2017	$1,684,433	0.03%
VIP Floating Rate High Income Portfolio	December 31
	2019	$10	0.00%
	2018	$11	0.00%
	2017	$0	0.00%
VIP Growth & Income Portfolio	December 31
	2019	$341,700	0.02%
	2018	$398,756	0.03%
	2017	$296,411	0.02%
VIP Growth Opportunities Portfolio	December 31
	2019	$391,157	0.03%
	2018	$212,136	0.02%
	2017	$232,939	0.04%
VIP Growth Portfolio	December 31
	2019	$1,252,747	0.02%
	2018	$1,031,217	0.02%
	2017	$1,717,595	0.03%
VIP High Income Portfolio	December 31
	2019	$717	0.00%
	2018	$4,868	0.00%
	2017	$0	0.00%
VIP Mid Cap Portfolio	December 31
	2019	$2,505,644	0.03%
	2018	$4,285,199	0.05%
	2017	$2,952,934	0.03%
VIP Value Portfolio	December 31
	2019	$153,007	0.05%
	2018	$117,469	0.04%
	2017	$122,250	0.04%
VIP Value Strategies Portfolio	December 31
	2019	$223,340	0.06%
	2018	$214,300	0.05%
	2017	$182,249	0.04%

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2019. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Dec 31	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
VIP Contrafund℠ Portfolio	2019	NFS(1)	FMR LLC	$144,024	4.26%	15.42%
	2019	Luminex(1)	FMR LLC	$20,590	0.61%	2.83%
	2018	NFS	FMR LLC	$592,954
	2018	Luminex	FMR LLC	$64,297
	2017	NFS	FMR LLC	$373,635
	2017	Luminex	FMR LLC	$22,375
VIP Disciplined Small Cap Portfolio	2019	NFS	FMR LLC	$0	0.00%	0.00%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$0
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP Dynamic Capital Appreciation Portfolio	2019	NFS(1)	FMR LLC	$1,930	3.05%	13.17%
	2019	Luminex(1)	FMR LLC	$409	0.65%	3.39%
	2018	NFS	FMR LLC	$5,200
	2018	Luminex	FMR LLC	$408
	2017	NFS	FMR LLC	$3,699
	2017	Luminex	FMR LLC	$202
VIP Equity-Income Portfolio℠	2019	NFS(1)	FMR LLC	$33,611	3.52%	11.48%
	2019	Luminex(1)	FMR LLC	$4,772	0.50%	2.20%
	2018	NFS	FMR LLC	$71,829
	2018	Luminex	FMR LLC	$5,407
	2017	NFS	FMR LLC	$64,543
	2017	Luminex	FMR LLC	$1,835
VIP Floating Rate High Income Portfolio	2019	NFS	FMR LLC	$0	0.00%	0.00%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$0
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP Growth & Income Portfolio	2019	NFS(1)	FMR LLC	$9,651	2.82%	10.32%
	2019	Luminex	FMR LLC	$1,531	0.45%	1.41%
	2018	NFS	FMR LLC	$10,469
	2018	Luminex	FMR LLC	$568
	2017	NFS	FMR LLC	$7,890
	2017	Luminex	FMR LLC	$337
VIP Growth Opportunities Portfolio	2019	NFS(1)	FMR LLC	$17,395	4.45%	14.06%
	2019	Luminex	FMR LLC	$1,400	0.36%	1.06%
	2018	NFS	FMR LLC	$8,853
	2018	Luminex	FMR LLC	$347
	2017	NFS	FMR LLC	$8,873
	2017	Luminex	FMR LLC	$338
VIP Growth Portfolio	2019	NFS(1)	FMR LLC	$58,124	4.64%	15.98%
	2019	Luminex(1)	FMR LLC	$7,350	0.59%	2.85%
	2018	NFS	FMR LLC	$37,864
	2018	Luminex	FMR LLC	$2,497
	2017	NFS	FMR LLC	$71,455
	2017	Luminex	FMR LLC	$4,235
VIP High Income Portfolio	2019	NFS	FMR LLC	$9	1.26%	0.73%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$866
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP Mid Cap Portfolio	2019	NFS(1)	FMR LLC	$90,305	3.60%	13.85%
	2019	Luminex(1)	FMR LLC	$14,811	0.59%	3.18%
	2018	NFS	FMR LLC	$139,315
	2018	Luminex	FMR LLC	$14,032
	2017	NFS	FMR LLC	$90,647
	2017	Luminex	FMR LLC	$5,029
VIP Value Portfolio	2019	NFS(1)	FMR LLC	$6,480	4.24%	9.81%
	2019	Luminex(1)	FMR LLC	$979	0.64%	2.16%
	2018	NFS	FMR LLC	$6,970
	2018	Luminex	FMR LLC	$273
	2017	NFS	FMR LLC	$7,284
	2017	Luminex	FMR LLC	$39
VIP Value Strategies Portfolio	2019	NFS(1)	FMR LLC	$5,370	2.40%	7.10%
	2019	Luminex(1)	FMR LLC	$1,533	0.69%	2.99%
	2018	NFS	FMR LLC	$7,881
	2018	Luminex	FMR LLC	$432
	2017	NFS	FMR LLC	$8,481
	2017	Luminex	FMR LLC	$375

(1)  The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2019.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
VIP Contrafund℠ Portfolio	December 31, 2019	$2,536,933	$9,665,907,774
VIP Dynamic Capital Appreciation Portfolio	December 31, 2019	$54,174	$146,106,310
VIP Equity-Income Portfolio℠	December 31, 2019	$853,671	$2,110,583,444
VIP Floating Rate High Income Portfolio	December 31, 2019	$3	$5,755
VIP Growth & Income Portfolio	December 31, 2019	$287,613	$599,884,227
VIP Growth Opportunities Portfolio	December 31, 2019	$304,744	$894,415,115
VIP Growth Portfolio	December 31, 2019	$1,042,775	$3,695,646,762
VIP Mid Cap Portfolio	December 31, 2019	$1,893,825	$2,890,792,525
VIP Value Portfolio	December 31, 2019	$123,563	$281,943,320
VIP Value Strategies Portfolio	December 31, 2019	$181,628	$344,382,200

During the fiscal year ended December 31, 2019, VIP Disciplined Small Cap Portfolio and VIP High Income Portfolio paid no brokerage commissions to firms for providing research or brokerage services.

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended September 30, 2019.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(1)
VIP Contrafund℠ Portfolio	September 30, 2019	$794,657
VIP Dynamic Capital Appreciation Portfolio	September 30, 2019	$22,708
VIP Equity-Income Portfolio℠	September 30, 2019	$293,221
VIP Floating Rate High Income Portfolio	September 30, 2019	$2
VIP Growth & Income Portfolio	September 30, 2019	$88,270
VIP Growth Opportunities Portfolio	September 30, 2019	$94,112
VIP Growth Portfolio	September 30, 2019	$322,853
VIP Mid Cap Portfolio	September 30, 2019	$623,566
VIP Value Portfolio	September 30, 2019	$40,270
VIP Value Strategies Portfolio	September 30, 2019	$42,517

(1)  The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

During the twelve-month period ended September 30, 2019, VIP Disciplined Small Cap Portfolio and VIP High Income Portfolio did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) requirements and certain related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income/gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their tax returns with respect to foreign taxes withheld.

The following table shows a fund's aggregate capital loss carryforward as of December 31, 2019, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund Name	VIP Contrafund℠ Portfolio	VIP Disciplined Small Cap Portfolio	VIP Dynamic Capital Appreciation Portfolio	VIP Equity-Income Portfolio℠
Capital Loss Carryforward (CLC)	$0	$7,037,092	$0	$0
Fund Name	VIP Floating Rate High Income Portfolio	VIP Growth & Income Portfolio	VIP Growth Opportunities Portfolio	VIP Growth Portfolio
Capital Loss Carryforward (CLC)	$4,378,080	$0	$0	$0
Fund Name	VIP High Income Portfolio	VIP Mid Cap Portfolio	VIP Value Portfolio	VIP Value Strategies Portfolio
Capital Loss Carryforward (CLC)	$71,462,888	$208,332,654	$0	$0

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel and Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Chiel oversees 173 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Variable Insurance Products Fund

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board of Variable Insurance Products Fund

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. For Variable Insurance Products Fund II and Variable Insurance Products Fund III, Mr. Wiley also serves as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2019, the committee held 12 meeting(s).

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2019, the committee held five meeting(s).

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2019, the Equity I Committee held seven meeting(s) and the Equity II Committee held seven meeting(s).

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley, and Ms. Small. Mr. Lautenbach may also attend Shareholder, Distribution and Brokerage Committee meetings. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2019, the committee held six meeting(s).

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2019, the committee held four meeting(s).

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2019, the committee held seven meeting(s).

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2019, the committee held five meeting(s).

The Proxy Voting Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2019, the committee held three meeting(s).

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley, and Ms. Small. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function. During the fiscal year ended December 31, 2019, the committee held seven meeting(s).

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity's sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds. During the fiscal year ended December 31, 2019, the committee held two meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2019.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	James C.Curvey
VIP Contrafund℠ Portfolio	--(1)	none
VIP Disciplined Small Cap Portfolio	--(1)	none
VIP Dynamic Capital Appreciation Portfolio	--(1)	none
VIP Equity-Income Portfolio℠	none	none
VIP Floating Rate High Income Portfolio	none	none
VIP Growth & Income Portfolio	--(1)	none
VIP Growth Opportunities Portfolio	--(1)	none
VIP Growth Portfolio	none	none
VIP High Income Portfolio	none	none
VIP Mid Cap Portfolio	--(1)	none
VIP Value Portfolio	none	none
VIP Value Strategies Portfolio	--(1)	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

(1)  Currently, Mr. Chiel is not a Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III.

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J.Dirks	Donald F.Donahue	Alan J.Lacy	Ned C.Lautenbach
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠	none	none	none	none
VIP Floating Rate High Income Portfolio	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio	none	none	none	none
VIP High Income Portfolio	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Value Portfolio	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	JosephMauriello	Cornelia M.Small	Garnett A.Smith	David M.Thomas
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠	none	none	none	none
VIP Floating Rate High Income Portfolio	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio	none	none	none	none
VIP High Income Portfolio	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Value Portfolio	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E.Wiley
VIP Contrafund℠ Portfolio	none
VIP Disciplined Small Cap Portfolio	none
VIP Dynamic Capital Appreciation Portfolio	none
VIP Equity-Income Portfolio℠	--(1)
VIP Floating Rate High Income Portfolio	--(1)
VIP Growth & Income Portfolio	none
VIP Growth Opportunities Portfolio	none
VIP Growth Portfolio	--(1)
VIP High Income Portfolio	--(1)
VIP Mid Cap Portfolio	none
VIP Value Portfolio	--(1)
VIP Value Strategies Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

(1)  Currently, Mr. Wiley is not a Trustee of Variable Insurance Products Fund.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2019.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Dennis J.Dirks	Donald F.Donahue	Vicki L.Fuller	Patricia L.Kampling(2)
VIP Contrafund℠ Portfolio(3)	$7,211	$6,868	$6,684	--
VIP Disciplined Small Cap Portfolio	$109	$104	$101	--
VIP Dynamic Capital Appreciation Portfolio	$64	$61	$60	--
VIP Equity-Income Portfolio℠	$2,076	$1,978	$1,924	--
VIP Floating Rate High Income Portfolio	$109	$103	$101	--
VIP Growth & Income Portfolio	$582	$554	$539	--
VIP Growth Opportunities Portfolio	$514	$489	$476	--
VIP Growth Portfolio	$2,248	$2,141	$2,084	--
VIP High Income Portfolio	$404	$385	$375	--
VIP Mid Cap Portfolio(4)	$2,994	$2,853	$2,776	--
VIP Value Portfolio	$128	$122	$119	--
VIP Value Strategies Portfolio	$160	$153	$149	--
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$507,000	$483,000	$470,000	--
AGGREGATE COMPENSATION FROM A FUND	Alan J.Lacy	Ned C.Lautenbach	JosephMauriello	Cornelia M.Small
VIP Contrafund℠ Portfolio(3)	$6,719	$8,141	$7,591	$6,821
VIP Disciplined Small Cap Portfolio	$101	$123	$114	$103
VIP Dynamic Capital Appreciation Portfolio	$60	$73	$68	$61
VIP Equity-Income Portfolio℠	$1,934	$2,344	$2,186	$1,963
VIP Floating Rate High Income Portfolio	$101	$123	$114	$103
VIP Growth & Income Portfolio	$542	$657	$613	$550
VIP Growth Opportunities Portfolio	$479	$580	$541	$486
VIP Growth Portfolio	$2,095	$2,538	$2,367	$2,126
VIP High Income Portfolio	$377	$456	$426	$382
VIP Mid Cap Portfolio(4)	$2,790	$3,380	$3,151	$2,832
VIP Value Portfolio	$119	$144	$135	$121
VIP Value Strategies Portfolio	$149	$181	$169	$152
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$472,500	$572,500	$534,000	$479,500
AGGREGATE COMPENSATION FROM A FUND	Garnett A.Smith	David M.Thomas	SusanTomasky(6)	Michael E.Wiley
VIP Contrafund℠ Portfolio(3)	$6,849	$7,217	--	$7,075
VIP Disciplined Small Cap Portfolio	$103	$109	--	$107
VIP Dynamic Capital Appreciation Portfolio	$61	$64	--	$63
VIP Equity-Income Portfolio℠	$1,972	$2,078	--	$2,037
VIP Floating Rate High Income Portfolio	$103	$109	--	$106
VIP Growth & Income Portfolio	$553	$582	--	$571
VIP Growth Opportunities Portfolio	$487	$514	--	$504
VIP Growth Portfolio	$2,135	$2,250	--	$2,206
VIP High Income Portfolio	$384	$405	--	$397
VIP Mid Cap Portfolio(4)	$2,846	$2,996	--	$2,937
VIP Value Portfolio	$122	$128	--	$126
VIP Value Strategies Portfolio	$152	$160	--	$157
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$481,500	$507,500	--	$497,500

(1)  Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(2)   Ms. Kampling serves as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III effective February 1, 2020.

(3)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,114; Alan J. Lacy, $6,114; Joseph Mauriello, $6,541; Cornelia M. Small, $4,076; Garnett A Smith, $6,114; and Michael E. Wiley, $5,590.

(4)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,540; Alan J. Lacy, $2,540; Joseph Mauriello, $2,717; Cornelia M. Small, $1,692; Garnett A. Smith, $2,540, and Michael E. Wiley, $2,321.

(5)   Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000.

(6)   Ms. Tomasky serves as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III effective February 1, 2020.

As of February 29, 2020, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2020, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Contrafund℠ Portfolio - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	23.90%
VIP Contrafund℠ Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	13.65%
VIP Contrafund℠ Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	12.87%
VIP Contrafund℠ Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	7.45%
VIP Contrafund℠ Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.65%
VIP Contrafund℠ Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.42%
VIP Contrafund℠ Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	17.95%
VIP Contrafund℠ Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	16.70%
VIP Contrafund℠ Portfolio - Service Class 2	NORTHWESTERN MUTUAL LIFE INSURANCE CO	MILWAUKEE	WI	9.65%
VIP Contrafund℠ Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.71%
VIP Contrafund℠ Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	6.96%
VIP Contrafund℠ Portfolio - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	5.88%
VIP Contrafund℠ Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	46.99%
VIP Contrafund℠ Portfolio - Service Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	16.36%
VIP Contrafund℠ Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	8.66%
VIP Disciplined Small Cap Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	89.37%
VIP Disciplined Small Cap Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.61%
VIP Disciplined Small Cap Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.37%
VIP Disciplined Small Cap Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.63%
VIP Disciplined Small Cap Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	51.29%
VIP Disciplined Small Cap Portfolio - Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	21.20%
VIP Disciplined Small Cap Portfolio - Service Class 2	NATIONAL INTEGRITY	CINCINNATI	OH	15.75%
VIP Disciplined Small Cap Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Dynamic Capital Appreciation Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.30%
VIP Dynamic Capital Appreciation Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.26%
VIP Dynamic Capital Appreciation Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.30%
VIP Dynamic Capital Appreciation Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.70%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	53.42%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	GENWORTH LIFE AND ANNUITY INSURANCE CO	RICHMOND	VA	13.39%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.37%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.08%
VIP Dynamic Capital Appreciation Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	100.00%
VIP Equity-Income Portfolio℠ - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	13.99%
VIP Equity-Income Portfolio℠ - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	12.19%
VIP Equity-Income Portfolio℠ - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	10.76%
VIP Equity-Income Portfolio℠ - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	10.24%
VIP Equity-Income Portfolio℠ - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.24%
VIP Equity-Income Portfolio℠ - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	78.91%
VIP Equity-Income Portfolio℠ - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.84%
VIP Equity-Income Portfolio℠ - Service Class 2	NYLIAC	PARSIPPANY	NJ	23.66%
VIP Equity-Income Portfolio℠ - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	22.24%
VIP Equity-Income Portfolio℠ - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	11.31%
VIP Equity-Income Portfolio℠ - Service Class 2	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	10.76%
VIP Equity-Income Portfolio℠ - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	82.78%
VIP Floating Rate High Income Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.17%
VIP Floating Rate High Income Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	12.80%
VIP Floating Rate High Income Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	93.52%
VIP Floating Rate High Income Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.49%
VIP Growth & Income Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	32.29%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	11.72%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	9.42%
VIP Growth & Income Portfolio - Initial Class	GENWORTH LIFE AND ANNUITY INSURANCE CO	RICHMOND	VA	5.06%
VIP Growth & Income Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	69.30%
VIP Growth & Income Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.10%
VIP Growth & Income Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	7.33%
VIP Growth & Income Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.58%
VIP Growth & Income Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	68.28%
VIP Growth & Income Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	15.96%
VIP Growth & Income Portfolio - Service Class 2	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	7.21%
VIP Growth & Income Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	76.57%
VIP Growth & Income Portfolio - Service Class	WOODMEN OF THE WORLD	OMAHA	NE	12.22%
VIP Growth & Income Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.26%
VIP Growth Opportunities Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	56.28%
VIP Growth Opportunities Portfolio - Initial Class	MIDLAND NATIONAL LIFE INSURANCE COMPANY	CLIVE	IA	6.97%
VIP Growth Opportunities Portfolio - Initial Class	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	6.03%
VIP Growth Opportunities Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.72%
VIP Growth Opportunities Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	5.63%
VIP Growth Opportunities Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.46%
VIP Growth Opportunities Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.54%
VIP Growth Opportunities Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	71.50%
VIP Growth Opportunities Portfolio - Service Class 2	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	6.43%
VIP Growth Opportunities Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	5.61%
VIP Growth Opportunities Portfolio - Service Class 2	SECURITY BENEFIT GROUP	TOPEKA	KS	5.10%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	60.54%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE	EAST GREENBUSH	NY	15.98%
VIP Growth Opportunities Portfolio - Service Class	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	11.11%
VIP Growth Opportunities Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	7.33%
VIP Growth Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.46%
VIP Growth Portfolio - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	15.51%
VIP Growth Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	15.19%
VIP Growth Portfolio - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	5.63%
VIP Growth Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	83.47%
VIP Growth Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.27%
VIP Growth Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	42.35%
VIP Growth Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	24.04%
VIP Growth Portfolio - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	10.24%
VIP Growth Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	45.66%
VIP Growth Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.87%
VIP Growth Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.31%
VIP High Income Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	24.83%
VIP High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	20.97%
VIP High Income Portfolio - Initial Class	AUL	INDIANAPOLIS	IN	7.36%
VIP High Income Portfolio - Initial Class	AMERITAS	LINCOLN	NE	6.22%
VIP High Income Portfolio - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.62%
VIP High Income Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	86.41%
VIP High Income Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.63%
VIP High Income Portfolio - Service Class 2	AMERITAS	LINCOLN	NE	32.82%
VIP High Income Portfolio - Service Class 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	19.56%
VIP High Income Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	14.95%
VIP High Income Portfolio - Service Class 2	FARM BUREAU LIFE INSURANCE COMPANY	WEST DES MOINES	IA	7.96%
VIP High Income Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	5.66%
VIP High Income Portfolio - Service Class 2	MIDLAND NATIONAL LIFE INSURANCE COMPANY	CLIVE	IA	5.58%
VIP High Income Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	87.27%
VIP High Income Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	6.60%
VIP Mid Cap Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	32.92%
VIP Mid Cap Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	31.09%
VIP Mid Cap Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.52%
VIP Mid Cap Portfolio - Initial Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.15%
VIP Mid Cap Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	88.02%
VIP Mid Cap Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.33%
VIP Mid Cap Portfolio - Service Class 2	NORTHWESTERN MUTUAL LIFE INSURANCE CO	MILWAUKEE	WI	12.33%
VIP Mid Cap Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	11.59%
VIP Mid Cap Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	8.39%
VIP Mid Cap Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	7.23%
VIP Mid Cap Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	6.98%
VIP Mid Cap Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	6.83%
VIP Mid Cap Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.80%
VIP Mid Cap Portfolio - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	5.12%
VIP Mid Cap Portfolio - Service Class 2	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	5.07%
VIP Mid Cap Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	29.03%
VIP Mid Cap Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	28.52%
VIP Mid Cap Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.69%
VIP Mid Cap Portfolio - Service Class	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	6.65%
VIP Mid Cap Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	5.83%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	23.18%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	18.63%
VIP Value Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	14.36%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.04%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	6.67%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	6.26%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2010 PORTFOLIO℠	BOSTON	MA	6.10%
VIP Value Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	70.94%
VIP Value Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.14%
VIP Value Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	7.10%
VIP Value Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.40%
VIP Value Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	41.71%
VIP Value Portfolio - Service Class 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	40.06%
VIP Value Portfolio - Service Class 2	AXA EQUITABLE LIFE INSURANCE CO	SECAUCUS	NJ	14.62%
VIP Value Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	73.93%
VIP Value Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	26.07%
VIP Value Strategies Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	38.33%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	16.00%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	12.86%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	6.24%
VIP Value Strategies Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	73.06%
VIP Value Strategies Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.43%
VIP Value Strategies Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	6.62%
VIP Value Strategies Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.04%
VIP Value Strategies Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	77.07%
VIP Value Strategies Portfolio - Service Class 2	TRANSAMERICA FINANCIAL LIFE INSURANCE CO	CEDAR RAPIDS	IA	6.14%
VIP Value Strategies Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	5.82%
VIP Value Strategies Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	97.61%

As of February 29, 2020, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
VIP Disciplined Small Cap Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	86.93%
VIP Dynamic Capital Appreciation Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	83.04%
VIP Floating Rate High Income Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.46%
VIP Growth & Income Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	35.53%
VIP Growth Opportunities Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	48.62%
VIP Growth Opportunities Portfolio	NYLIAC	PARSIPPANY	NJ	25.02%
VIP Growth Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.55%
VIP High Income Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	46.99%
VIP Value Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	47.96%
VIP Value Strategies Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	39.54%
VIP Value Strategies Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	25.29%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies and to provide advisory and sub-advisory services.

FMR, FMR UK, FMR H.K., FMR Japan, Geode, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity and Geode investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Pursuant to an SEC exemptive order, FMR intends to act as a manager of managers with respect to VIP Disciplined Small Cap Portfolio, meaning that FMR has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees of VIP Disciplined Small Cap Portfolio but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, shareholders of VIP Disciplined Small Cap Portfolio will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Management Services (for all funds except VIP Disciplined Small Cap Portfolio). Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing or choosing the investments of the fund in accordance with its investment objective, policies and limitations. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

Management and Sub-Advisory Services (for VIP Disciplined Small Cap Portfolio). FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Geode serves as sub-adviser of the fund. Under its management contract with the fund, Fidelity Management & Research Company LLC (FMR) acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, Geode directs the investments of the fund in accordance with its investment objective, policies, and limitations.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management Fees.

For the services of FMR under the management contract, VIP Disciplined Small Cap Portfolio pays FMR a monthly management fee at the annual rate of 0.45% of the fund's average net assets throughout the month.

For the services of FMR under the management contract, each fund (except VIP Disciplined Small Cap Portfolio) pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.

The following is the fee schedule for VIP Floating Rate High Income Portfolio and VIP High Income Portfolio.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $2,463 billion of group net assets - the approximate level for December 2019 - was 0.1014%, which is the weighted average of the respective fee rates for each level of group net assets up to $2,463 billion.

The following is the fee schedule for VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
1,845	-		2,030.2019	2,000.2407
Over			2,030.1982	2,050.2397

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $2,463 billion of group net assets - the approximate level for December 2019 - was 0.2327%, which is the weighted average of the respective fee rates for each level of group net assets up to $2,463 billion.

The individual fund fee rate for each fund (except VIP Disciplined Small Cap Portfolio) is set forth in the following table. Based on the average group net assets for December 2019, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
VIP Contrafund℠ Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Dynamic Capital Appreciation Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Equity-Income Portfolio℠	0.2327%	+	0.2000%	=	0.4327%
VIP Floating Rate High Income Portfolio	0.1014%	+	0.4500%	=	0.5514%
VIP Growth & Income Portfolio	0.2327%	+	0.2000%	=	0.4327%
VIP Growth Opportunities Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Growth Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP High Income Portfolio	0.1014%	+	0.4500%	=	0.5514%
VIP Mid Cap Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Value Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Value Strategies Portfolio	0.2327%	+	0.3000%	=	0.5327%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended December 31	Management Fees Paid to Investment Adviser
VIP Contrafund℠ Portfolio	2019	$95,002,508
	2018	$104,333,295
	2017	$104,190,200
VIP Disciplined Small Cap Portfolio(1)	2019	$1,194,827
	2018	$1,331,893
	2017	$2,026,721
VIP Dynamic Capital Appreciation Portfolio	2019	$845,917
	2018	$909,710
	2017	$844,851
VIP Equity-Income Portfolio℠	2019	$22,278,043
	2018	$23,431,876
	2017	$25,367,701
VIP Floating Rate High Income Portfolio	2019	$1,450,066
	2018	$1,368,527
	2017	$983,983
VIP Growth & Income Portfolio	2019	$6,284,098
	2018	$6,199,769
	2017	$5,773,173
VIP Growth Opportunities Portfolio	2019	$7,012,279
	2018	$4,631,137
	2017	$3,411,253
VIP Growth Portfolio	2019	$29,745,610
	2018	$30,125,617
	2017	$27,031,335
VIP High Income Portfolio	2019	$5,501,559
	2018	$5,666,014
	2017	$6,498,518
VIP Mid Cap Portfolio	2019	$39,249,337
	2018	$45,572,659
	2017	$46,031,374
VIP Value Portfolio	2019	$1,685,374
	2018	$1,792,046
	2017	$1,824,255
VIP Value Strategies Portfolio	2019	$2,127,736
	2018	$2,253,709
	2017	$2,378,967

(1)   On December 1, 2017, FMR replaced the fund’s management fee, which consisted of a group fee rate component plus an individual fee rate component with a flat rate. Effective as of December 1, 2017, the fund’s annual management fee rate has been reduced to 0.45% of its average net assets.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Sub-Adviser - Geode. VIP Disciplined Small Cap Portfolio and FMR have entered into a sub-advisory agreement with Geode. Pursuant to the sub-advisory agreement, FMR has granted Geode investment management authority as well as the authority to buy and sell securities.

Under the terms of the sub-advisory agreement, for providing investment management services to VIP Disciplined Small Cap Portfolio, FMR, and not the fund, pays Geode fees at an annual rate of 0.225% of the average net assets of the fund.

The following table shows the amount of sub-advisory fees paid by FMR, on behalf of a fund, to Geode for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Sub-Advisory Fees Paid by Investment Adviser
VIP Disciplined Small Cap Portfolio	2019	$597,536
	2018	$665,834
	2017	$675,696

Asher Anolic is co-manager of VIP Dynamic Capital Appreciation Portfolio and VIP Growth Portfolio and receives compensation for those services. Jason Weiner is co-manager of VIP Dynamic Capital Appreciation Portfolio and VIP Growth Portfolio and receives compensation for those services. Matthew Fruhan is the portfolio manager of VIP Growth & Income Portfolio and receives compensation for those services. Kyle Weaver is the portfolio manager of VIP Growth Opportunities Portfolio and receives compensation for those services. Tom Allen is co-manager of VIP Mid Cap Portfolio and receives compensation for those services. Daniel Sherwood is co-manager of VIP Mid Cap Portfolio and receives compensation for those services. Matthew Friedman is the portfolio manager of VIP Value Portfolio and VIP Value Strategies Portfolio and receives compensation for his services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of each portfolio manager’s fund is based on the fund’s pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the peer group(s) identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund / Benchmark Index / Peer Group(s)

VIP Dynamic Capital Appreciation Portfolio / S&P 500® Index / Morningstar® Large Growth; Large Value; Large Blend; Mid-Cap Growth; Mid-Cap Value; and Mid-Cap Blend Categories

VIP Growth Portfolio / Russell 3000® Growth Index / Morningstar® Large Growth and Mid-Cap Growth Categories

VIP Growth & Income Portfolio / S&P 500® Index / Lipper℠ Growth & Income Funds

VIP Growth Opportunities Portfolio / Russell 1000® Growth Index / Morningstar® Large Growth Category

VIP Mid Cap Portfolio / S&P MidCap 400® Index / Morningstar® Mid-Cap Blend Category

VIP Value Portfolio / Russell 3000® Value Index / Morningstar® Large Value and Mid-Cap Value Categories

VIP Value Strategies Portfolio / Russell Midcap® Value Index / Morningstar® Mid-Cap Value Category

Ramona Persaud is the portfolio manager of VIP Equity-Income℠ Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of VIP Equity-Income℠ Portfolio is based on the pre-tax investment performance of the fund measured against the Russell 3000® Value Index, and the pre-tax investment performance of the fund (based on the performance of the fund’s Initial Class) within the Lipper℠ Equity Income Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Eric Mollenhauer is co-manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Kevin Nielsen is co-manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of VIP Floating Rate High Income Portfolio is based on the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the Lipper℠ Loan Participation Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Anolic as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$18,290	$49	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$7,880	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($164 (in millions) assets managed) and VIP Growth Portfolio ($5,928 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Anolic was none. As of December 31, 2019, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Anolic was none.

The following table provides information relating to other accounts managed by Mr. Weiner as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$18,290	$147	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$7,880	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($164 (in millions) assets managed) and VIP Growth Portfolio ($5,928 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Weiner was none. As of December 31, 2019, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Weiner was none.

The following table provides information relating to other accounts managed by Mr. Fruhan as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	none
Assets Managed (in millions)	$36,298	$2,439	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,665	$2,362	none

* Includes VIP Growth & Income Portfolio ($1,564 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Growth & Income Portfolio beneficially owned by Mr. Fruhan was none.

The following table provides information relating to other accounts managed by Mr. Weaver as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$10,476	$892	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,269	none	none

* Includes VIP Growth Opportunities Portfolio ($1,548 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Growth Opportunities Portfolio beneficially owned by Mr. Weaver was none.

The following table provides information relating to other accounts managed by Mr. Allen as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,862	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Mid Cap Portfolio ($7,279 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Allen was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Sherwood as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,862	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Mid Cap Portfolio ($7,279 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Sherwood was none.

The following table provides information relating to other accounts managed by Mr. Friedman as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$19,306	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,126	none	none

* Includes VIP Value Portfolio ($327 (in millions) assets managed) and VIP Value Strategies Portfolio ($431 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Value Portfolio beneficially owned by Mr. Friedman was none, and the dollar range of shares of VIP Value Strategies Portfolio beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Ms. Persaud as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	8	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,817	$3,854	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Equity-Income℠ Portfolio ($5,391 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Equity-Income℠ Portfolio beneficially owned by Ms. Persaud was none.

The following table provides information relating to other accounts managed by Mr. Mollenhauer as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,437	$1,871	$2,253
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($265 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Mollenhauer was none.

The following table provides information relating to other accounts managed by Mr. Nielsen as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	5	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,354	$2,047	$2,314
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($265 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Nielsen was none.

William Danoff is co-manager of VIP Contrafund℠ Portfolio and receives compensation for those services. Jean Park is co-manager of VIP Contrafund℠ Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of VIP Contrafund℠ Portfolio is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, and the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the Morningstar® Large Blend Category. Another component of Mr. Danoff’s and Ms. Park’s bonus is based on the pre-tax investment performance of the portion of VIP Contrafund℠ Portfolio’s assets each portfolio manager manages measured against the S&P 500® Index, and the pre-tax investment performance of the portion of the fund’s assets each portfolio manager manages (based on the performance of the fund’s Initial Class) within the Morningstar® Large Blend Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Danoff as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	14	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$176,394	$40,515	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$146,555	none	none

* Includes assets of VIP Contrafund℠ Portfolio managed by Mr. Danoff ($10,790 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Contrafund℠ Portfolio beneficially owned by Mr. Danoff was none.

The following table provides information relating to other accounts managed by Ms. Park as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$15,535	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,144	none	none

* Includes assets of VIP Contrafund℠ Portfolio managed by Ms. Park ($7,425 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Contrafund℠ Portfolio beneficially owned by Ms. Park was none.

Alexandre Karam is co-manager of VIP High Income Portfolio and receives compensation for those services. Michael Weaver is co-manager of VIP High Income Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of VIP High Income Portfolio is based on the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the Lipper℠ Variable Annuity High Current Yield Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Karam as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	22	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$15,662	$24,935	$464
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($1,043 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Karam was none.

The following table provides information relating to other accounts managed by Mr. Weaver as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$13,954	$1,572	$2,337
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($1,043 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Weaver was none.

VIP Disciplined Small Cap Portfolio is managed by Geode, a sub-adviser to the fund. Maximilian Kaufmann is senior portfolio manager of the fund and receives compensation for those services. Louis Bottari is a senior portfolio manager of the fund and receives compensation for those services. Anna Lester is a senior portfolio manager of the fund and receives compensation for those services. Peter Matthew is a portfolio manager of the fund and receives compensation for those services. Shashi Naik is a portfolio manager of the fund and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager’s bonus is linked to VIP Disciplined Small Cap Portfolio’s relative pre-tax investment performance measured against the Russell 2000® Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing the fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Kaufmann as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	4	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$10,411	$131	$536
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Kaufmann was none.

The following table provides information relating to other accounts managed by Mr. Bottari as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	74	73	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$524,531	$42,052	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Ms. Lester as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$10,411	$131	$66
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Ms. Lester was none.

The following table provides information relating to other accounts managed by Mr. Matthew as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	74	73	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$524,531	$42,052	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Mr. Naik as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	4	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$10,411	$131	$536
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Naik was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and to (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance. Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines.

Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode. However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases. The Agent also acts as a proxy voting agent to effect the votes and maintain records of all of Geode’s proxy votes. In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor).

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies;(2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by members of Geode’s Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, other third-party service providers, and the members of the Operations Committee, shall make the voting decision.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.

• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where the majority of shareholders tendered their shares. At the previous board election, directors received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.

• In Other Circumstances where a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.

• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.

IV. Vote AGAINST Anti-Takeover Proposals, including:

• Addition of Special Interest Directors to the board.

• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

• Classification of Boards. Geode will vote FOR proposals to de-classify boards.

• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.

• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

• Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.

VIII. Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.

XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.

XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.

XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholder interests.

XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").

• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.

• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:

• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of nonleveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. Environmental and Social Proposals. Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

XXVIII. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.

XXIX. Shares of Investment Companies.

• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of other shareholders of the investment company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Investor Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each class of each fund is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Investor Class of the fund and variable product owners. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class's average daily net assets, with respect to each account in a fund.

For VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the asset-based fees are subject to adjustment in any month in which the total return of the S&P 500® Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts.

FIIOC or an affiliate may make payments out of its own resources to Fidelity Investments Life Insurance Company (FILI) for transfer agency and related separate account services with respect to insurance contract owners' accounts, in amounts that do not exceed the total transfer agent fee paid by a class.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for VIP High Income Portfolio are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for VIP Floating Rate High Income Portfolio are 0.0492% of the first $500 million of average net assets, 0.0353% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by a fund to FSC for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
VIP Contrafund℠ Portfolio	$1,602,261	$1,668,571	$1,660,936
VIP Disciplined Small Cap Portfolio	$103,286	$115,135	$116,832
VIP Dynamic Capital Appreciation Portfolio	$61,355	$65,568	$60,386
VIP Equity-Income Portfolio℠	$1,085,349	$1,094,478	$1,110,110
VIP Floating Rate High Income Portfolio	$128,905	$121,244	$86,779
VIP Growth & Income Portfolio	$453,104	$444,733	$414,411
VIP Growth Opportunities Portfolio	$416,680	$292,986	$229,401
VIP Growth Portfolio	$1,103,406	$1,104,853	$1,079,663
VIP High Income Portfolio	$356,230	$364,091	$407,587
VIP Mid Cap Portfolio	$1,176,026	$1,222,191	$1,222,772
VIP Value Portfolio	$122,238	$129,160	$130,384
VIP Value Strategies Portfolio	$154,338	$162,433	$170,039

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
VIP Contrafund℠ Portfolio	$3,983	$7,111	$26,850
VIP Disciplined Small Cap Portfolio	$648	$2,689	$4,717
VIP Dynamic Capital Appreciation Portfolio	$11	$32	$474
VIP Equity-Income Portfolio℠	$120	$3,141	$6,003
VIP Floating Rate High Income Portfolio	$0	$0	$0
VIP Growth & Income Portfolio	$174	$1,377	$950
VIP Growth Opportunities Portfolio	$4,081	$7,153	$5,427
VIP Growth Portfolio	$2,371	$5,953	$18,441
VIP High Income Portfolio	$0	$0	$0
VIP Mid Cap Portfolio	$8,147	$23,324	$23,991
VIP Value Portfolio	$136	$1,048	$1,373
VIP Value Strategies Portfolio	$337	$1,688	$1,368

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2019, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Contrafund℠ Portfolio	VIP Disciplined Small Cap Portfolio	VIP Dynamic Capital Appreciation Portfolio	VIP Equity-Income Portfolio℠	VIP Floating Rate High Income Portfolio(1)	VIP Growth & Income Portfolio	VIP Growth Opportunities Portfolio	VIP Growth Portfolio	VIP High Income Portfolio(1)	VIP Mid Cap Portfolio	VIP Value Portfolio	VIP Value Strategies Portfolio
Gross income from securities lending activities	$2,547,227	$677,566	$25,624	$513,978	$0	$62,905	$2,395,635	$785,522	$0	$2,977,508	$31,430	$115,091
Fees paid to securities lending agent from a revenue split	37,675	8,427	703	26,570	$0	1,080	19,999	21,372	$0	12,642	267	670
Administrative fees(2)	3,983	648	11	120	$0	174	4,081	2,371	$0	8,147	136	337
Rebate (paid to borrower)	1,418,777	476,578	9,408	199,943	$0	50,717	1,491,290	387,378	$0	2,378,580	25,696	95,437
Other fees not included in the revenue split (lending agent fees to NFS)	32,857	11,079	889	3,072	$0	129	67,259	16,234	$0	34,390	296	1,245
Aggregate fees/compensation for securities lending activities	1,493,292	496,732	11,012	229,705	$0	52,100	1,582,628	427,355	$0	2,433,760	26,396	97,689
Net income from securities lending activities	1,053,935	180,834	14,612	284,273	$0	10,805	813,007	358,167	$0	543,748	5,034	17,402

(1)   The fund did not lend securities during the year.

(2)   Effective April 1, 2019, the fund no longer pays an administrative fee to FSC.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization. Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth Portfolio, High Income Portfolio, and Value Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981. Contrafund® Portfolio and Disciplined Small Cap Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988. Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP Contrafund℠ Portfolio and VIP Mid Cap Portfolio. Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of VIP Growth Portfolio. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, and VIP High Income Portfolio. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of VIP Dynamic Capital Appreciation Portfolio and VIP Value Portfolio. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Opportunities Portfolio, and VIP Value Strategies Portfolio. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, and VIP Mid Cap Portfolio and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will provide a full list of holdings, including its top ten holdings, monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Disciplined Small Cap Portfolio, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on institutional.fidelity.com 60 days after its fiscal quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on institutional.fidelity.com 15 or more days after the calendar quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2019, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Contrafund, Fidelity Investments & Pyramid Design, and Fidelity Advisor are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

VIP Contrafund and VIP Equity-Income Portfolio are service marks of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

Fidelity® Variable Insurance Products

Emerging Markets Portfolio

International Capital Appreciation Portfolio

Overseas Portfolio

Investor Class

Funds of Variable Insurance Products Fund and Variable Insurance Products Fund II

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2020

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 28, 2020, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity’s web site at institutional.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

VIPINVR-PTB-0420
1.816576.115

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Emerging Markets Portfolio's, VIP International Capital Appreciation Portfolio's, and VIP Overseas Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Emerging Markets Portfolio's, VIP International Capital Appreciation Portfolio's, and VIP Overseas Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of each of VIP Emerging Markets Portfolio's, VIP International Capital Appreciation Portfolio's, and VIP Overseas Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Oil, Gas, and Mineral Exploration Programs

For each fund:

The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Foreign Securities

For VIP Emerging Markets Portfolio:

FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  Each trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Considered Emerging.  For purposes of a Fidelity® fund's 80% investment policy relating to emerging markets, emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, as of December 31, 2019, countries in the MSCI Emerging Markets Index (for VIP Emerging Markets Portfolio), Greece, Hong Kong, Israel, and Singapore are considered to be emerging.

Country or Geographic Region.  Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements.  Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments  means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements)   are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sovereign Debt Obligations  are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  Each of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) bankruptcy judgments may only be permitted to be paid in the local currency; (ix) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (x) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the pace of economic growth in China declines and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. In recent years, interest rates in the U.S. and certain European countries have been at or near historically low levels. After a period of continuously raising interest rates, the U.S. Federal Reserve has begun, and may continue, to lower interest rates. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the global financial system may rise.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have not been successful. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (NAFTA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of NAFTA, or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy. Furthermore, enduring volatility in the strength of the Canadian dollar may negatively impact Canada's ability to export, which could limit Canada's economic growth.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. The countries adopting the euro must adjust to a unified monetary system, which has resulted in the loss of exchange rate flexibility and some degree of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. Member states may seek to exit the EU, encouraging further separatism as well as threatening economic stability and regulatory and business continuity, as exemplified by the United Kingdom’s 2016 vote to leave the EU. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. Over the last two decades, the EU has extended its membership and influence to the countries of Eastern Europe. It has accepted several Eastern European countries as new members, and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement, and impede both national and supranational governance.

An increasingly assertive Russia poses its own set of risks for the EU. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors, as seen in Ukraine since 2014 and Georgia in 2008. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, or externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings significant uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and asylum seekers, primarily from Africa, the Middle East and Venezuela, also poses certain risks to the EU. Ongoing conflicts around the world, particularly the civil war in Syria, violence and political instability in Venezuela, and economic hardship across Africa and the developing world have produced an outflow of refugees and migrants seeking resettlement in the EU. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

The United Kingdom (UK) left the European Union (EU) on January 31, 2020 and entered an 11-month transition period, which will end on December 31, 2020, during which UK and EU will seek to negotiate the long-term, post transition landscape. As these negotiations are ongoing, there is significant economic and regulatory uncertainty that has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit will depend, in part, on the trade deal to be negotiated with the EU in the limited remaining time-frame including the agreements the UK negotiates to retain long-term access to EU markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. The extent of the impact of the trade negotiations in the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund’s investments. The threat of a no-deal exit now shifts to the expiration of the transition period. Unless the UK and the EU reach a trade deal by that time, trade with the EU on World Trade Organization rules could result in significant tariffs for both sides as well as customs and regulatory checks on borders thus impacting cross-border trade. While it is not currently possible to determine the extent of the impact a no-deal Brexit may have on a fund’s investments, certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets. Notwithstanding the foregoing the continued uncertainty could negatively impact a fund’s investments.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly, and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. Further reducing the returns to the banking sector have been the historically low interest rates in Europe prompted by the ECB's expanded asset purchase program, which ended in December 2018. However, the asset purchase program was but one of the ECB's policy actions in response to the European sovereign debt crisis and persistent economic stagnation. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists, and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. However, these effects would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, while Denmark has pegged its currency to the euro. Faced with stronger global competition, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation.

Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's involvement in Ukraine, and the sanctions imposed by the United States may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil war in Syria and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks. For instance, Japan continues to face massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Similarly, the European debt crisis and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by economic stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen.

Asia Pacific Region (ex Japan). Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined over the past year and the Reserve Bank of Australia recently cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. Any growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly reduce demand for the natural resources many Asia Pacific economies export. Because China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and a number of Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by lack of available capital for investment resulting from the European debt crisis and persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea). Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as the region as a whole.

South Korea's economic reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years, such continued growth may slow due, in part, to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. In particular, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy’s long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, and a decline in the real estate market, which many observers believed to be inflated. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may weaken due to the effects of weakened economic growth in those countries resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners, and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduced foreign investments in the country. China's economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis and persistent low growth in the global economy, among other things. The current political climate has intensified concerns about trade tariffs and a further escalation of the trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a fund. These kind of events and their consequences are difficult to predict and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raises the fear of both accidental military conflict, and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market ("CIBM") in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors. Although the Chinese government has announced plans to merge the two markets, it is uncertain whether and to what extent such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect Programs”) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases and daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund’s ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. However, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's Special Drawing Rights.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement a number of policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities for compliance with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong and there is no guarantee that additional protests will not arise in the future.

Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. However, tensions have lowered, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with the mainland may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies, and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India’s market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. However, such reformation efforts have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, but many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia’s central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future.

Indonesia's dependence on resource extraction and export leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. However, weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability may cause additional risks for investments in Thailand. The risk of political instability has proven substantial, as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. The military junta continues to retain control of the government and has not indicated a willingness to cede power, persistently delaying the return of democratic elections. Such uncertainty regarding the return of democratic governance to Thailand could jeopardize the maintenance of economic growth.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. However, in recent periods, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. However, there can be no guarantee that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the status of NAFTA or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Mexico’s economic outlook and the value of a fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. Although Argentina has since settled with its bondholders, it may continue to experience constraints on its ability to issue new debt, and therefore fund its government. Further, the ruling increases the risk of default on all sovereign debt containing similar clauses.

Because of their dependence on foreign credit and loans, a number of Latin American economies may benefit from the U.S. Federal Reserve's recent lowering of interest rates; however the impact of such interest rate cuts remains to be seen. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The involvement in Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, combined with a collapse in energy and commodity prices, have had the effect of slowing the Russian economy, which has continued to experience recessionary trends. Additionally, the conflict has caused capital flight, loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that has helped stoke inflation. Further possible actions by Russia, including restricting gas exports to Ukraine and countries downstream, or provoking another military conflict elsewhere in Eastern Europe could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

The recent fall in the price of commodities has demonstrated the sensitivity of the Russian economy to such price volatility, especially in oil and gas markets. During this time, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia's economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment, falling domestic consumption levels, and low global commodity demand. In the near term, the ongoing European sovereign debt crisis, a continued slowdown in China, and persistent low growth in the global economy may continue to result in low prices for Russian exports such as oil and gas, which could limit Russia's economic growth. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund’s liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant devaluation pressure due to the fall in commodity prices and the collapse in the value of Russian exports. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. However, such reserves are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Although Russia's foreign exchange reserves have begun to rebound, there can be no guarantee that this trend will continue or that the Russian Central Bank will not need to spend these reserves to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, as a result of significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced, for example, in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups, and most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region, and caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries. Although the conflict is relatively isolated, there is a significant risk of it metastasizing as the civil war draws in more regional states and ISIS spreads an extremist ideology.

Regional instability has not been confined to Syria and Iraq, however. In Nigeria, Africa's largest economy, radical groups have led to a disruptive insurgency in the country's north. In addition, Africa has experienced a number of regional health crises in recent years, which has demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. The demand in global commodities continues to decrease, particularly the decline in the price of oil, causing certain countries in the region to face significant economic difficulties. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led Fitch and S&P to downgrade South African debt to "junk" status and to downgrade South Africa's long-term foreign currency issuer default rating to "negative." Such downgrades in South African sovereign debt and issuer default could have serious consequences on investments in South Africa.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro, rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund’s interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers and the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with the Adviser or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, the Adviser or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. The Adviser or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. The Adviser or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser.  The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, the Adviser or its affiliates may have an incentive to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker provides. Where commissions paid to a broker include both an execution commission and a research charge, while the broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion to a commission sharing arrangement (CSA) pool, also known as “soft dollars,” which is used to pay research expenses. (In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid for from the CSA pool.) The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process.  In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts.  The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser or its affiliates view hard dollar payments for research products and services as likely to reduce the fund’s total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below will decrease. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union.  The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the European Union by FMR Investment Management (UK) Limited (FMR UK) will use research payment accounts (RPAs) to cover costs associated with equity and high yield external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK will establish a research budget. The budget will be set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both CSA and an RPA. Determinations of what is eligible research and how costs are allocated will be made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA may vary over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK will be responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK.

Impacted funds, like those funds that participate in CSA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CSAs (for which research charges may be retained by the broker and credited to the CSA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA will be used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

The Adviser or its affiliates may engage in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (Commission Recapture Program). Not all brokers with whom a fund trades have been asked to participate in brokerage Commission Recapture Program.

Affiliated Transactions

The Adviser or its affiliates may place trades with certain brokers, including NFS and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, the Adviser or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended December 31, 2019 and 2018. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates	2019	2018
VIP Emerging Markets Portfolio	135%	117%
VIP International Capital Appreciation Portfolio	137%	184%
VIP Overseas Portfolio	38%	40%

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended December 31, 2019, 2018, and 2017. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Emerging Markets Portfolio	December 31
	2019	$1,462,007	0.33%
	2018	$915,234	0.25%
	2017	$647,533	0.21%
VIP International Capital Appreciation Portfolio	December 31
	2019	$770,662	0.22%
	2018	$954,804	0.28%
	2017	$714,043	0.29%
VIP Overseas Portfolio	December 31
	2019	$933,833	0.06%
	2018	$1,166,917	0.07%
	2017	$1,067,533	0.06%

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2019. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Dec 31	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
VIP Emerging Markets Portfolio	2019	NFS(1)	FMR LLC	$3,107	0.21%	2.33%
	2019	Luminex	FMR LLC	$58	0.00%	0.11%
	2018	NFS	FMR LLC	$2,533
	2018	Luminex	FMR LLC	$165
	2017	NFS	FMR LLC	$1,575
	2017	Luminex	FMR LLC	$81
VIP International Capital Appreciation Portfolio	2019	NFS	FMR LLC	$2,132	0.28%	4.17%
	2019	Luminex	FMR LLC	$673	0.09%	0.29%
	2018	NFS	FMR LLC	$2,918
	2018	Luminex	FMR LLC	$151
	2017	NFS	FMR LLC	$2,072
	2017	Luminex	FMR LLC	$176
VIP Overseas Portfolio	2019	NFS	FMR LLC	$402	0.04%	0.92%
	2019	Luminex	FMR LLC	$60	0.01%	0.14%
	2018	NFS	FMR LLC	$1,763
	2018	Luminex	FMR LLC	$358
	2017	NFS	FMR LLC	$1,098
	2017	Luminex	FMR LLC	$112

(1)  The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2019.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
VIP Emerging Markets Portfolio	December 31, 2019	$1,239,986	$930,170,114
VIP International Capital Appreciation Portfolio	December 31, 2019	$694,744	$835,067,196
VIP Overseas Portfolio	December 31, 2019	$821,042	$894,160,346

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended September 30, 2019.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(1)
VIP Emerging Markets Portfolio	September 30, 2019	$476,662
VIP International Capital Appreciation Portfolio	September 30, 2019	$232,521
VIP Overseas Portfolio	September 30, 2019	$435,081

(1)  The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) diversification requirements and certain other related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income and gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction and if applicable as described below eligible foreign taxes paid by the fund. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel and Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Chiel oversees 173 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Variable Insurance Products Fund

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee of Variable Insurance Products Fund II

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of Advisory Board of Variable Insurance Products Fund

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. For Variable Insurance Products Fund II, Mr. Wiley also serves as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2019, the committee held 12 meeting(s).

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2019, the committee held five meeting(s).

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and, for Variable Insurance Products Fund II, Wiley) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2019, the Equity I Committee held seven meeting(s) and the Equity II Committee held seven meeting(s).

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and, for Variable Insurance Products Fund II, Wiley, and Ms. Small. Mr. Lautenbach may also attend Shareholder, Distribution and Brokerage Committee meetings. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2019, the committee held six meeting(s).

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and, for Variable Insurance Products Fund II, Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2019, the committee held four meeting(s).

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and, for Variable Insurance Products Fund II, Wiley. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2019, the committee held seven meeting(s).

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2019, the committee held five meeting(s).

The Proxy Voting Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2019, the committee held three meeting(s).

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and, for Variable Insurance Products Fund II, Wiley, and Ms. Small. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function. During the fiscal year ended December 31, 2019, the committee held seven meeting(s).

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity's sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds. During the fiscal year ended December 31, 2019, the committee held two meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2019.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	James C.Curvey
VIP Emerging Markets Portfolio	--(1)	none
VIP International Capital Appreciation Portfolio	--(1)	none
VIP Overseas Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

(1)   Currently, Mr. Chiel is not a Trustee of Variable Insurance Products Fund II

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J.Dirks	Donald F.Donahue	Alan J.Lacy	Ned C.Lautenbach
VIP Emerging Markets Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Overseas Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	JosephMauriello	Cornelia M.Small	Garnett A.Smith	David M.Thomas
VIP Emerging Markets Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Overseas Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E.Wiley
VIP Emerging Markets Portfolio	none
VIP International Capital Appreciation Portfolio	none
VIP Overseas Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2019.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Dennis J.Dirks	Donald F.Donahue	Vicki L.Fuller	Patricia L.Kampling(2)
VIP Emerging Markets Portfolio	$176	$168	$163	--
VIP International Capital Appreciation Portfolio	$133	$127	$123	--
VIP Overseas Portfolio	$632	$602	$586	--
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$507,000	$483,000	$470,000	--
AGGREGATE COMPENSATION FROM A FUND	Alan J.Lacy	Ned C.Lautenbach	JosephMauriello	Cornelia M.Small
VIP Emerging Markets Portfolio	$164	$199	$186	$166
VIP International Capital Appreciation Portfolio	$124	$150	$140	$126
VIP Overseas Portfolio	$589	$713	$665	$598
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$472,500	$572,500	$534,000	$479,500
AGGREGATE COMPENSATION FROM A FUND	Garnett A.Smith	David M.Thomas	SusanTomasky(4)	Michael E.Wiley
VIP Emerging Markets Portfolio	$167	$176	--	$173
VIP International Capital Appreciation Portfolio	$126	$133	--	$131
VIP Overseas Portfolio	$600	$632	--	$620
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$481,500	$507,500	--	$497,500

(1)   Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(2)   Ms. Kampling serves as a Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II effective February 1, 2020.

(3)   Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000

(4)   Ms. Tomasky serves as a Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II effective February 1, 2020.

As of February 29, 2020, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2020, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	26.19%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	18.24%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.55%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2010 PORTFOLIO℠	BOSTON	MA	9.15%
VIP Emerging Markets Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	7.22%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	5.80%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	5.63%
VIP Emerging Markets Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	42.17%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	15.16%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	12.47%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	10.47%
VIP Emerging Markets Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.90%
VIP Emerging Markets Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	54.88%
VIP Emerging Markets Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.32%
VIP Emerging Markets Portfolio - Service Class 2	ALLIANZ LIFE INSURANCE CO OF NO AMERICA	MINNEAPOLIS	MN	10.54%
VIP Emerging Markets Portfolio - Service Class 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	7.94%
VIP Emerging Markets Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.19%
VIP International Capital Appreciation Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	91.67%
VIP International Capital Appreciation Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	6.57%
VIP International Capital Appreciation Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.77%
VIP International Capital Appreciation Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.23%
VIP International Capital Appreciation Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	82.11%
VIP International Capital Appreciation Portfolio - Service Class 2	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	14.96%
VIP International Capital Appreciation Portfolio - Service Class	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	85.63%
VIP International Capital Appreciation Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	14.37%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	14.62%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	11.10%
VIP Overseas Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	11.00%
VIP Overseas Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	9.32%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.55%
VIP Overseas Portfolio - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	5.37%
VIP Overseas Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	52.00%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	13.75%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO	BOSTON	MA	10.79%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO	BOSTON	MA	8.72%
VIP Overseas Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	30.22%
VIP Overseas Portfolio - Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	23.52%
VIP Overseas Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	19.85%
VIP Overseas Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	7.01%
VIP Overseas Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.99%
VIP Overseas Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	21.68%
VIP Overseas Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	13.90%

As of February 29, 2020, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
VIP International Capital Appreciation Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	46.07%
VIP International Capital Appreciation Portfolio	NYLIAC	PARSIPPANY	NJ	44.96%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA), FIL Investments (Japan) Limited (FIJ), and FIL Investment Advisors (UK) Limited (FIA(UK)). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMR UK, FMR H.K., FMR Japan, FIA, FIA(UK), FIJ, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management Fees.

For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
1,845	-		2,030.2019	2,000.2407
Over			2,030.1982	2,050.2397

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $2,463 billion of group net assets - the approximate level for December 2019 - was 0.2327%, which is the weighted average of the respective fee rates for each level of group net assets up to $2,463 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets for December 2019, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
VIP Emerging Markets Portfolio	0.2327%	+	0.5500%	=	0.7827%
VIP International Capital Appreciation Portfolio	0.2327%	+	0.4500%	=	0.6827%
VIP Overseas Portfolio	0.2327%	+	0.4240%	=	0.6567%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended December 31	Management Fees Paid to Investment Adviser
VIP Emerging Markets Portfolio	2019	$3,524,256
	2018	$2,900,226
	2017	$2,420,247
VIP International Capital Appreciation Portfolio	2019	$2,398,211
	2018	$2,335,142
	2017	$1,718,467
VIP Overseas Portfolio	2019	$10,313,151
	2018	$11,049,130
	2017	$10,979,005

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for VIP Overseas Portfolio.

Sub-Advisers - FIA, FIA(UK), and FIJ. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIA, and FIA, in turn, has entered into a sub-advisory agreement with FIA(UK). On behalf of VIP Emerging Markets Portfolio and VIP Overseas Portfolio, FIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIA, and not the fund, pay the sub-advisers.

Sam Polyak is the portfolio manager of VIP Emerging Markets Portfolio and receives compensation for those services. Sammy Simnegar is co-manager of VIP International Capital Appreciation Portfolio and receives compensation for those services. Vincent Montemaggiore is lead portfolio manager of VIP Overseas Portfolio and receives compensation for those services. Andrew Sergeant is co-manager of VIP Overseas Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of each portfolio manager’s fund is based on the fund’s pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the peer group(s) identified below for the fund. Another component of Mr. Montemaggiore’s and Mr. Sergeant’s bonus is based on the pre-tax investment performance of the portion of the fund’s assets each manages measured against the MSCI EAFE (net MA tax), and the pre-tax investment performance of the portion of the fund’s assets each manages (based on the performance of the fund’s Initial Class) within the Morningstar® Foreign Large Blend Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund / Benchmark Index / Peer Group(s)

VIP Emerging Markets Portfolio / MSCI Emerging Markets Index (net MA tax) / Morningstar® Diversified Emerging Markets Category

VIP International Capital Appreciation Portfolio / MSCI ACWI (All Country World Index) ex USA Index (net MA tax) / Morningstar® Foreign Large Growth; Foreign Large Value; and Foreign Large Blend Categories

VIP Overseas Portfolio / MSCI EAFE Index (net MA tax) / Morningstar® Foreign Large Blend Category

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Polyak as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	14	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$8,587	$2,998	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$32	none	none

* Includes VIP Emerging Markets Portfolio ($574 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Emerging Markets Portfolio beneficially owned by Mr. Polyak was none.

The following table provides information relating to other accounts managed by Mr. Simnegar as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$29,993	$282	$320
Assets Managed with Performance-Based Advisory Fees (in millions)	$28,652	none	none

* Includes VIP International Capital Appreciation Portfolio ($583 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP International Capital Appreciation Portfolio beneficially owned by Mr. Simnegar was none.

The following table provides information relating to other accounts managed by Mr. Montemaggiore as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$19,202	$1,706	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,154	none	none

* Includes VIP Overseas Portfolio ($1,549 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Overseas Portfolio beneficially owned by Mr. Montemaggiore was none.

The following table provides information relating to other accounts managed by Mr. Sergeant as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$1,433	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$999	none	none

* Includes VIP Overseas Portfolio ($161 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Overseas Portfolio beneficially owned by Mr. Sergeant was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of Real Estate Investment Trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Investor Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each class of each fund is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Investor Class of the fund and variable product owners. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class's average daily net assets, with respect to each account in a fund.

The asset-based fees are subject to adjustment in any month in which the total return of the S&P 500® Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts.

FIIOC or an affiliate may make payments out of its own resources to Fidelity Investments Life Insurance Company (FILI) for transfer agency and related separate account services with respect to insurance contract owners' accounts, in amounts that do not exceed the total transfer agent fee paid by a class.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by a fund to FSC for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
VIP Emerging Markets Portfolio	$231,652	$190,220	$157,882
VIP International Capital Appreciation Portfolio	$180,472	$175,371	$128,266
VIP Overseas Portfolio	$699,703	$742,342	$733,402

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
VIP Emerging Markets Portfolio	$267	$312	$174
VIP International Capital Appreciation Portfolio	$200	$386	$379
VIP Overseas Portfolio	$936	$3,043	$4,326

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2019, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Emerging Markets Portfolio	VIP International Capital Appreciation Portfolio	VIP Overseas Portfolio
Gross income from securities lending activities	$211,102	$96,173	$374,935
Fees paid to securities lending agent from a revenue split	20,301	7,256	33,038
Administrative fees(1)	267	200	936
Rebate (paid to borrower)	7,929	22,882	49,688
Other fees not included in the revenue split (lending agent fees to NFS)	15	66	0
Aggregate fees/compensation for securities lending activities	28,512	30,403	83,663
Net income from securities lending activities	182,590	65,770	291,272

(1)   Effective April 1, 2019, the fund no longer pays an administrative fee to FSC.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization. Overseas Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981. Emerging Markets Portfolio and International Capital Appreciation Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP International Capital Appreciation Portfolio. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of VIP Overseas Portfolio. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of VIP Emerging Markets Portfolio. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP International Capital Appreciation Portfolio and VIP Overseas Portfolio and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Emerging Markets Portfolio and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on institutional.fidelity.com 15 or more days after the calendar quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2019, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

VIP Freedom 2020 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2035 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom 2025 Portfolio, and VIP Investor Freedom 2020 Portfolio are service marks of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

Fidelity® Variable Insurance Products

Contrafund® Portfolio

Disciplined Small Cap Portfolio

Dynamic Capital Appreciation Portfolio

Emerging Markets Portfolio

Equity-Income Portfolio

Floating Rate High Income Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Growth Portfolio

High Income Portfolio

Index 500 Portfolio

International Capital Appreciation Portfolio

Mid Cap Portfolio

Overseas Portfolio

Value Portfolio

Value Strategies Portfolio

Initial Class, Service Class, and Service Class 2

Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2020

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 28, 2020, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity’s web site at institutional.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

VIPIS2-PTB-0420
1.478007.123

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund (other than VIP Mid Cap Portfolio):

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

For VIP Mid Cap Portfolio:

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio):

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Contrafund℠ Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Index 500 Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Overseas Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Contrafund℠ Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Index 500 Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Overseas Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of each of VIP Contrafund℠ Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Index 500 Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Overseas Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund (other than VIP Emerging Markets Portfolio, VIP Floating Rate High Income Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio):

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP Emerging Markets Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP Floating Rate High Income Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund (other than VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio):

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Floating Rate High Income Portfolio and VIP High Income Portfolio:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) making direct commercial real estate loans (c) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (d) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Equity-Income Portfolio℠:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Oil, Gas, and Mineral Exploration Programs

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio):

The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Foreign Securities

For VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP High Income Portfolio, and VIP Index 500 Portfolio:

FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures, options, and swap transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

For purposes of a fund's 80% investment policy that defines a particular market capitalization by reference to the capitalization range of one or more indexes (as described in the prospectus), the capitalization range of the index(es) generally will be measured no less frequently than once per month.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities  represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  Each trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Considered Emerging.  For purposes of a Fidelity® fund's 80% investment policy relating to emerging markets, emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, as of December 31, 2019, countries in the MSCI Emerging Markets Index (for VIP Emerging Markets Portfolio), Greece, Hong Kong, Israel, and Singapore are considered to be emerging.

Country or Geographic Region.  Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Dollar-Weighted Average Maturity  is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration  is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Floating Rate Loans and Other Debt Securities.  Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.

Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

From time to time FMR and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fidelity® fund or acquire floating rate loans from a Fidelity® fund, or may be intermediate participants with respect to floating rate loans owned by a Fidelity® fund. These banks also may act as agents for floating rate loans that a Fidelity® fund owns.

The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.

Agents.  Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Participation Interests.  Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a fund and the borrower, if the participation interest does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Collateral.  Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates.  The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity.  Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

Floating Rate Loan Trading.  Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Supply of Floating Rate Loans.  The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants.  A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees.  Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Securities.  Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements.  Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

Each of VIP Floating Rate High Income Portfolio and VIP High Income Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements (except equity index funds). Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Swap Agreements (equity index funds only). Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay a fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to hedge its exposure effectively, a fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

Swap agreements allow a fund to acquire or reduce credit exposure to a particular issuer, asset, or basket of assets. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund and impairing the fund's correlation with its applicable index. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another more creditworthy party.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments  means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. A fund also may acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities.   During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities  are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs).   Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements)   are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales.  Stocks underlying a fund's convertible security holdings can be sold short. For example, if a fund's adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Fidelity® funds that employ this strategy generally intend to hedge no more than 15% of total assets with short sales on equity securities underlying convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support.  Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations  are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Stripped Securities  are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  Each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.VIP Floating Rate High Income Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.VIP High Income Portfolio reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities  provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions  involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) bankruptcy judgments may only be permitted to be paid in the local currency; (ix) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (x) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the pace of economic growth in China declines and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. In recent years, interest rates in the U.S. and certain European countries have been at or near historically low levels. After a period of continuously raising interest rates, the U.S. Federal Reserve has begun, and may continue, to lower interest rates. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the global financial system may rise.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have not been successful. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (NAFTA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of NAFTA, or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy. Furthermore, enduring volatility in the strength of the Canadian dollar may negatively impact Canada's ability to export, which could limit Canada's economic growth.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. The countries adopting the euro must adjust to a unified monetary system, which has resulted in the loss of exchange rate flexibility and some degree of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. Member states may seek to exit the EU, encouraging further separatism as well as threatening economic stability and regulatory and business continuity, as exemplified by the United Kingdom’s 2016 vote to leave the EU. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. Over the last two decades, the EU has extended its membership and influence to the countries of Eastern Europe. It has accepted several Eastern European countries as new members, and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement, and impede both national and supranational governance.

An increasingly assertive Russia poses its own set of risks for the EU. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors, as seen in Ukraine since 2014 and Georgia in 2008. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, or externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings significant uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and asylum seekers, primarily from Africa, the Middle East and Venezuela, also poses certain risks to the EU. Ongoing conflicts around the world, particularly the civil war in Syria, violence and political instability in Venezuela, and economic hardship across Africa and the developing world have produced an outflow of refugees and migrants seeking resettlement in the EU. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

The United Kingdom (UK) left the European Union (EU) on January 31, 2020 and entered an 11-month transition period, which will end on December 31, 2020, during which UK and EU will seek to negotiate the long-term, post transition landscape. As these negotiations are ongoing, there is significant economic and regulatory uncertainty that has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit will depend, in part, on the trade deal to be negotiated with the EU in the limited remaining time-frame including the agreements the UK negotiates to retain long-term access to EU markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. The extent of the impact of the trade negotiations in the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund’s investments. The threat of a no-deal exit now shifts to the expiration of the transition period. Unless the UK and the EU reach a trade deal by that time, trade with the EU on World Trade Organization rules could result in significant tariffs for both sides as well as customs and regulatory checks on borders thus impacting cross-border trade. While it is not currently possible to determine the extent of the impact a no-deal Brexit may have on a fund’s investments, certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets. Notwithstanding the foregoing the continued uncertainty could negatively impact a fund’s investments.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly, and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. Further reducing the returns to the banking sector have been the historically low interest rates in Europe prompted by the ECB's expanded asset purchase program, which ended in December 2018. However, the asset purchase program was but one of the ECB's policy actions in response to the European sovereign debt crisis and persistent economic stagnation. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists, and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. However, these effects would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, while Denmark has pegged its currency to the euro. Faced with stronger global competition, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation.

Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's involvement in Ukraine, and the sanctions imposed by the United States may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil war in Syria and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks. For instance, Japan continues to face massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Similarly, the European debt crisis and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by economic stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen.

Asia Pacific Region (ex Japan). Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined over the past year and the Reserve Bank of Australia recently cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. Any growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly reduce demand for the natural resources many Asia Pacific economies export. Because China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and a number of Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by lack of available capital for investment resulting from the European debt crisis and persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea). Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as the region as a whole.

South Korea's economic reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years, such continued growth may slow due, in part, to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. In particular, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy’s long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, and a decline in the real estate market, which many observers believed to be inflated. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may weaken due to the effects of weakened economic growth in those countries resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners, and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduced foreign investments in the country. China's economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis and persistent low growth in the global economy, among other things. The current political climate has intensified concerns about trade tariffs and a further escalation of the trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a fund. These kind of events and their consequences are difficult to predict and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raises the fear of both accidental military conflict, and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market ("CIBM") in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors. Although the Chinese government has announced plans to merge the two markets, it is uncertain whether and to what extent such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect Programs”) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases and daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund’s ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. However, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's Special Drawing Rights.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement a number of policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities for compliance with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong and there is no guarantee that additional protests will not arise in the future.

Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. However, tensions have lowered, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with the mainland may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies, and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India’s market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. However, such reformation efforts have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, but many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia’s central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future.

Indonesia's dependence on resource extraction and export leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. However, weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability may cause additional risks for investments in Thailand. The risk of political instability has proven substantial, as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. The military junta continues to retain control of the government and has not indicated a willingness to cede power, persistently delaying the return of democratic elections. Such uncertainty regarding the return of democratic governance to Thailand could jeopardize the maintenance of economic growth.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. However, in recent periods, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. However, there can be no guarantee that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, uncertainty regarding the status of NAFTA or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Mexico’s economic outlook and the value of a fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. Although Argentina has since settled with its bondholders, it may continue to experience constraints on its ability to issue new debt, and therefore fund its government. Further, the ruling increases the risk of default on all sovereign debt containing similar clauses.

Because of their dependence on foreign credit and loans, a number of Latin American economies may benefit from the U.S. Federal Reserve's recent lowering of interest rates; however the impact of such interest rate cuts remains to be seen. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The involvement in Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, combined with a collapse in energy and commodity prices, have had the effect of slowing the Russian economy, which has continued to experience recessionary trends. Additionally, the conflict has caused capital flight, loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that has helped stoke inflation. Further possible actions by Russia, including restricting gas exports to Ukraine and countries downstream, or provoking another military conflict elsewhere in Eastern Europe could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

The recent fall in the price of commodities has demonstrated the sensitivity of the Russian economy to such price volatility, especially in oil and gas markets. During this time, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia's economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment, falling domestic consumption levels, and low global commodity demand. In the near term, the ongoing European sovereign debt crisis, a continued slowdown in China, and persistent low growth in the global economy may continue to result in low prices for Russian exports such as oil and gas, which could limit Russia's economic growth. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund’s liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant devaluation pressure due to the fall in commodity prices and the collapse in the value of Russian exports. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. However, such reserves are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Although Russia's foreign exchange reserves have begun to rebound, there can be no guarantee that this trend will continue or that the Russian Central Bank will not need to spend these reserves to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, as a result of significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced, for example, in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups, and most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region, and caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries. Although the conflict is relatively isolated, there is a significant risk of it metastasizing as the civil war draws in more regional states and ISIS spreads an extremist ideology.

Regional instability has not been confined to Syria and Iraq, however. In Nigeria, Africa's largest economy, radical groups have led to a disruptive insurgency in the country's north. In addition, Africa has experienced a number of regional health crises in recent years, which has demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. The demand in global commodities continues to decrease, particularly the decline in the price of oil, causing certain countries in the region to face significant economic difficulties. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led Fitch and S&P to downgrade South African debt to "junk" status and to downgrade South Africa's long-term foreign currency issuer default rating to "negative." Such downgrades in South African sovereign debt and issuer default could have serious consequences on investments in South Africa.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro, rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund’s interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund (other than VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio) by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from FMR's policies, may apply to that fund, subject to applicable law. FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Orders for the purchase or sale of portfolio securities are placed on behalf of each of VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio by Geode pursuant to authority contained in the management contract and the sub-advisory agreement. Geode may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review FMR's or Geode's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Geode.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute a fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the funds.

Execution Services.  In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Geode.  Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Geode's Decision-Making Process.  Before causing a fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.

Affiliated Transactions

Geode may place trades with certain brokers, including NFS and Luminex Trading & Analytics LLC (Luminex), with whom FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.

The Adviser.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers and the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with the Adviser or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, the Adviser or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. The Adviser or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. The Adviser or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services may include, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser.  The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, the Adviser or its affiliates may have an incentive to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker provides. Where commissions paid to a broker include both an execution commission and a research charge, while the broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion to a commission sharing arrangement (CSA) pool, also known as “soft dollars,” which is used to pay research expenses. (In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid for from the CSA pool.) The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process.  In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts.  The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser or its affiliates view hard dollar payments for research products and services as likely to reduce the fund’s total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below will decrease. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union.  The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the European Union by FMR Investment Management (UK) Limited (FMR UK) will use research payment accounts (RPAs) to cover costs associated with equity and high yield external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK will establish a research budget. The budget will be set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both CSA and an RPA. Determinations of what is eligible research and how costs are allocated will be made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA may vary over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK will be responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK.

Impacted funds, like those funds that participate in CSA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CSAs (for which research charges may be retained by the broker and credited to the CSA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA will be used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

The Adviser or its affiliates may engage in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (Commission Recapture Program). Not all brokers with whom a fund trades have been asked to participate in brokerage Commission Recapture Program.

Affiliated Transactions

The Adviser or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, the Adviser or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended December 31, 2019 and 2018. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates	2019	2018
VIP Contrafund℠ Portfolio	37%	111%
VIP Disciplined Small Cap Portfolio	77%	103%
VIP Dynamic Capital Appreciation Portfolio	66%	155%
VIP Emerging Markets Portfolio	135%	117%
VIP Equity-Income Portfolio℠	32%	39%
VIP Floating Rate High Income Portfolio	29%	45%
VIP Growth & Income Portfolio	34%	41%
VIP Growth Opportunities Portfolio	49%	39%
VIP Growth Portfolio	47%	34%
VIP High Income Portfolio	30%	69%
VIP Index 500 Portfolio	7%	5%
VIP International Capital Appreciation Portfolio	137%	184%
VIP Mid Cap Portfolio	34%	47%
VIP Overseas Portfolio	38%	40%
VIP Value Portfolio	67%	64%
VIP Value Strategies Portfolio	68%	68%

During the fiscal year ended December 31, 2019, each of VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth & Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, and VIP Index 500 Portfolio held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended December 31, 2019.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
VIP Contrafund℠ Portfolio	Bank of America Corp.	$$266,938,614
	Citigroup, Inc.	$$4,465,851
	JPMorgan Chase & Co.	$$430,737,497
	Morgan Stanley	$$57,750,264
VIP Dynamic Capital Appreciation Portfolio	Citigroup, Inc.	$$2,564,469
VIP Equity-Income Portfolio℠	Bank of America Corp.	$$154,894,038
	Citigroup, Inc.	$$127,224,825
	JPMorgan Chase & Co.	$$222,240,401
VIP Growth & Income Portfolio	Bank of America Corp.	$$46,543,653
	Citigroup, Inc.	$$6,887,956
	JPMorgan Chase & Co.	$$26,002,561
	Morgan Stanley	$$4,942,435
VIP Growth Portfolio	JMP Group	$$775,523
VIP High Income Portfolio	Bank of America Corp.	$$9,227,039
	Barclays PLC	$$3,172,622
VIP Index 500 Portfolio	Bank of America Corp.	$$98,211,851
	Citigroup, Inc.	$$60,072,646
	Goldman Sachs Group, Inc.	$$25,230,679
	JPMorgan Chase & Co.	$$150,626,021
	Morgan Stanley	$$21,649,422

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended December 31, 2019, 2018, and 2017. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Contrafund℠ Portfolio	December 31
	2019	$3,378,061	0.02%
	2018	$9,677,220	0.05%
	2017	$9,362,218	0.05%
VIP Disciplined Small Cap Portfolio	December 31
	2019	$50,542	0.02%
	2018	$65,726	0.02%
	2017	$83,326	0.03%
VIP Dynamic Capital Appreciation Portfolio	December 31
	2019	$63,331	0.04%
	2018	$126,512	0.07%
	2017	$127,750	0.08%
VIP Emerging Markets Portfolio	December 31
	2019	$1,462,007	0.33%
	2018	$915,234	0.25%
	2017	$647,533	0.21%
VIP Equity-Income Portfolio℠	December 31
	2019	$955,720	0.02%
	2018	$1,182,724	0.02%
	2017	$1,684,433	0.03%
VIP Floating Rate High Income Portfolio	December 31
	2019	$10	0.00%
	2018	$11	0.00%
	2017	$0	0.00%
VIP Growth & Income Portfolio	December 31
	2019	$341,700	0.02%
	2018	$398,756	0.03%
	2017	$296,411	0.02%
VIP Growth Opportunities Portfolio	December 31
	2019	$391,157	0.03%
	2018	$212,136	0.02%
	2017	$232,939	0.04%
VIP Growth Portfolio	December 31
	2019	$1,252,747	0.02%
	2018	$1,031,217	0.02%
	2017	$1,717,595	0.03%
VIP High Income Portfolio	December 31
	2019	$717	0.00%
	2018	$4,868	0.00%
	2017	$0	0.00%
VIP Index 500 Portfolio	December 31
	2019	$46,871	0.00%
	2018	$40,684	0.00%
	2017	$26,012	0.00%
VIP International Capital Appreciation Portfolio	December 31
	2019	$770,662	0.22%
	2018	$954,804	0.28%
	2017	$714,043	0.29%
VIP Mid Cap Portfolio	December 31
	2019	$2,505,644	0.03%
	2018	$4,285,199	0.05%
	2017	$2,952,934	0.03%
VIP Overseas Portfolio	December 31
	2019	$933,833	0.06%
	2018	$1,166,917	0.07%
	2017	$1,067,533	0.06%
VIP Value Portfolio	December 31
	2019	$153,007	0.05%
	2018	$117,469	0.04%
	2017	$122,250	0.04%
VIP Value Strategies Portfolio	December 31
	2019	$223,340	0.06%
	2018	$214,300	0.05%
	2017	$182,249	0.04%

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2019. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Dec 31	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
VIP Contrafund℠ Portfolio	2019	NFS(1)	FMR LLC	$144,024	4.26%	15.42%
	2019	Luminex(1)	FMR LLC	$20,590	0.61%	2.83%
	2018	NFS	FMR LLC	$592,954
	2018	Luminex	FMR LLC	$64,297
	2017	NFS	FMR LLC	$373,635
	2017	Luminex	FMR LLC	$22,375
VIP Disciplined Small Cap Portfolio	2019	NFS	FMR LLC	$0	0.00%	0.00%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$0
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP Dynamic Capital Appreciation Portfolio	2019	NFS(1)	FMR LLC	$1,930	3.05%	13.17%
	2019	Luminex(1)	FMR LLC	$409	0.65%	3.39%
	2018	NFS	FMR LLC	$5,200
	2018	Luminex	FMR LLC	$408
	2017	NFS	FMR LLC	$3,699
	2017	Luminex	FMR LLC	$202
VIP Emerging Markets Portfolio	2019	NFS(1)	FMR LLC	$3,107	0.21%	2.33%
	2019	Luminex	FMR LLC	$58	0.00%	0.11%
	2018	NFS	FMR LLC	$2,533
	2018	Luminex	FMR LLC	$165
	2017	NFS	FMR LLC	$1,575
	2017	Luminex	FMR LLC	$81
VIP Equity-Income Portfolio℠	2019	NFS(1)	FMR LLC	$33,611	3.52%	11.48%
	2019	Luminex(1)	FMR LLC	$4,772	0.50%	2.20%
	2018	NFS	FMR LLC	$71,829
	2018	Luminex	FMR LLC	$5,407
	2017	NFS	FMR LLC	$64,543
	2017	Luminex	FMR LLC	$1,835
VIP Floating Rate High Income Portfolio	2019	NFS	FMR LLC	$0	0.00%	0.00%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$0
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP Growth & Income Portfolio	2019	NFS(1)	FMR LLC	$9,651	2.82%	10.32%
	2019	Luminex	FMR LLC	$1,531	0.45%	1.41%
	2018	NFS	FMR LLC	$10,469
	2018	Luminex	FMR LLC	$568
	2017	NFS	FMR LLC	$7,890
	2017	Luminex	FMR LLC	$337
VIP Growth Opportunities Portfolio	2019	NFS(1)	FMR LLC	$17,395	4.45%	14.06%
	2019	Luminex	FMR LLC	$1,400	0.36%	1.06%
	2018	NFS	FMR LLC	$8,853
	2018	Luminex	FMR LLC	$347
	2017	NFS	FMR LLC	$8,873
	2017	Luminex	FMR LLC	$338
VIP Growth Portfolio	2019	NFS(1)	FMR LLC	$58,124	4.64%	15.98%
	2019	Luminex(1)	FMR LLC	$7,350	0.59%	2.85%
	2018	NFS	FMR LLC	$37,864
	2018	Luminex	FMR LLC	$2,497
	2017	NFS	FMR LLC	$71,455
	2017	Luminex	FMR LLC	$4,235
VIP High Income Portfolio	2019	NFS	FMR LLC	$9	1.26%	0.73%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$866
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP Index 500 Portfolio	2019	NFS	FMR LLC	$0	0.00%	0.00%
	2019	Luminex	FMR LLC	$0	0.00%	0.00%
	2018	NFS	FMR LLC	$0
	2018	Luminex	FMR LLC	$0
	2017	NFS	FMR LLC	$0
	2017	Luminex	FMR LLC	$0
VIP International Capital Appreciation Portfolio	2019	NFS(1)	FMR LLC	$2,132	0.28%	4.17%
	2019	Luminex	FMR LLC	$673	0.09%	0.29%
	2018	NFS	FMR LLC	$2,918
	2018	Luminex	FMR LLC	$151
	2017	NFS	FMR LLC	$2,072
	2017	Luminex	FMR LLC	$176
VIP Mid Cap Portfolio	2019	NFS(1)	FMR LLC	$90,305	3.60%	13.85%
	2019	Luminex(1)	FMR LLC	$14,811	0.59%	3.18%
	2018	NFS	FMR LLC	$139,315
	2018	Luminex	FMR LLC	$14,032
	2017	NFS	FMR LLC	$90,647
	2017	Luminex	FMR LLC	$5,029
VIP Overseas Portfolio	2019	NFS	FMR LLC	$402	0.04%	0.92%
	2019	Luminex	FMR LLC	$60	0.01%	0.14%
	2018	NFS	FMR LLC	$1,763
	2018	Luminex	FMR LLC	$358
	2017	NFS	FMR LLC	$1,098
	2017	Luminex	FMR LLC	$112
VIP Value Portfolio	2019	NFS(1)	FMR LLC	$6,480	4.24%	9.81%
	2019	Luminex(1)	FMR LLC	$979	0.64%	2.16%
	2018	NFS	FMR LLC	$6,970
	2018	Luminex	FMR LLC	$273
	2017	NFS	FMR LLC	$7,284
	2017	Luminex	FMR LLC	$39
VIP Value Strategies Portfolio	2019	NFS(1)	FMR LLC	$5,370	2.40%	7.10%
	2019	Luminex(1)	FMR LLC	$1,533	0.69%	2.99%
	2018	NFS	FMR LLC	$7,881
	2018	Luminex	FMR LLC	$432
	2017	NFS	FMR LLC	$8,481
	2017	Luminex	FMR LLC	$375

(1)  The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2019.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
VIP Contrafund℠ Portfolio	December 31, 2019	$2,536,933	$9,665,907,774
VIP Dynamic Capital Appreciation Portfolio	December 31, 2019	$54,174	$146,106,310
VIP Emerging Markets Portfolio	December 31, 2019	$1,239,986	$930,170,114
VIP Equity-Income Portfolio℠	December 31, 2019	$853,671	$2,110,583,444
VIP Floating Rate High Income Portfolio	December 31, 2019	$3	$5,755
VIP Growth & Income Portfolio	December 31, 2019	$287,613	$599,884,227
VIP Growth Opportunities Portfolio	December 31, 2019	$304,744	$894,415,115
VIP Growth Portfolio	December 31, 2019	$1,042,775	$3,695,646,762
VIP International Capital Appreciation Portfolio	December 31, 2019	$694,744	$835,067,196
VIP Mid Cap Portfolio	December 31, 2019	$1,893,825	$2,890,792,525
VIP Overseas Portfolio	December 31, 2019	$821,042	$894,160,346
VIP Value Portfolio	December 31, 2019	$123,563	$281,943,320
VIP Value Strategies Portfolio	December 31, 2019	$181,628	$344,382,200

During the fiscal year ended December 31, 2019, VIP Disciplined Small Cap Portfolio, VIP High Income Portfolio, and VIP Index 500 Portfolio paid no brokerage commissions to firms for providing research or brokerage services.

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended September 30, 2019.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(1)
VIP Contrafund℠ Portfolio	September 30, 2019	$794,657
VIP Dynamic Capital Appreciation Portfolio	September 30, 2019	$22,708
VIP Emerging Markets Portfolio	September 30, 2019	$476,662
VIP Equity-Income Portfolio℠	September 30, 2019	$293,221
VIP Floating Rate High Income Portfolio	September 30, 2019	$2
VIP Growth & Income Portfolio	September 30, 2019	$88,270
VIP Growth Opportunities Portfolio	September 30, 2019	$94,112
VIP Growth Portfolio	September 30, 2019	$322,853
VIP International Capital Appreciation Portfolio	September 30, 2019	$232,521
VIP Mid Cap Portfolio	September 30, 2019	$623,566
VIP Overseas Portfolio	September 30, 2019	$435,081
VIP Value Portfolio	September 30, 2019	$40,270
VIP Value Strategies Portfolio	September 30, 2019	$42,517

(1)  The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

During the twelve-month period ended September 30, 2019, VIP Disciplined Small Cap Portfolio, VIP High Income Portfolio, and VIP Index 500 Portfolio did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) diversification requirements and certain other related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income and gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction and if applicable as described below eligible foreign taxes paid by the fund. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund.

The following table shows a fund's aggregate capital loss carryforward as of December 31, 2019, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund Name	VIP Contrafund℠ Portfolio	VIP Disciplined Small Cap Portfolio	VIP Dynamic Capital Appreciation Portfolio	VIP Emerging Markets Portfolio
Capital Loss Carryforward (CLC)	$0	$7,037,092	$0	$0
Fund Name	VIP Equity-Income Portfolio℠	VIP Floating Rate High Income Portfolio	VIP Growth & Income Portfolio	VIP Growth Opportunities Portfolio
Capital Loss Carryforward (CLC)	$0	$4,378,080	$0	$0
Fund Name	VIP Growth Portfolio	VIP High Income Portfolio	VIP Index 500 Portfolio	VIP International Capital Appreciation Portfolio
Capital Loss Carryforward (CLC)	$0	$71,462,888	$0	$0
Fund Name	VIP Mid Cap Portfolio	VIP Overseas Portfolio	VIP Value Portfolio	VIP Value Strategies Portfolio
Capital Loss Carryforward (CLC)	$208,332,654	$0	$0	$0

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel and Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Chiel oversees 173 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Variable Insurance Products Fund

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board of Variable Insurance Products Fund

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. For Variable Insurance Products Fund II and Variable Insurance Products Fund III, Mr. Wiley also serves as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2019, the committee held 12 meeting(s).

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2019, the committee held five meeting(s).

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended December 31, 2019, the Equity I Committee held seven meeting(s) and the Equity II Committee held seven meeting(s).

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley, and Ms. Small. Mr. Lautenbach may also attend Shareholder, Distribution and Brokerage Committee meetings. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2019, the committee held six meeting(s).

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2019, the committee held four meeting(s).

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2019, the committee held seven meeting(s).

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2019, the committee held five meeting(s).

The Proxy Voting Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2019, the committee held three meeting(s).

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and for Variable Insurance Products Fund II and Variable Insurance Products Fund III, Wiley, and Ms. Small. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function. During the fiscal year ended December 31, 2019, the committee held seven meeting(s).

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity's sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds. During the fiscal year ended December 31, 2019, the committee held two meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2019.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	James C.Curvey
VIP Contrafund℠ Portfolio	--(1)	none
VIP Disciplined Small Cap Portfolio	--(1)	none
VIP Dynamic Capital Appreciation Portfolio	--(1)	none
VIP Emerging Markets Portfolio	--(1)	none
VIP Equity-Income Portfolio℠	none	none
VIP Floating Rate High Income Portfolio	none	none
VIP Growth & Income Portfolio	--(1)	none
VIP Growth Opportunities Portfolio	--(1)	none
VIP Growth Portfolio	none	none
VIP High Income Portfolio	none	none
VIP Index 500 Portfolio	--(1)	none
VIP International Capital Appreciation Portfolio	--(1)	none
VIP Mid Cap Portfolio	--(1)	none
VIP Overseas Portfolio	none	none
VIP Value Portfolio	none	none
VIP Value Strategies Portfolio	--(1)	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

(1)  Currently, Mr. Chiel is not a Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III.

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J.Dirks	Donald F.Donahue	Alan J.Lacy	Ned C.Lautenbach
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Emerging Markets Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠	none	none	none	none
VIP Floating Rate High Income Portfolio	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio	none	none	none	none
VIP High Income Portfolio	none	none	none	none
VIP Index 500 Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Overseas Portfolio	none	none	none	none
VIP Value Portfolio	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	JosephMauriello	Cornelia M.Small	Garnett A.Smith	David M.Thomas
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Emerging Markets Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠	none	none	none	none
VIP Floating Rate High Income Portfolio	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio	none	none	none	none
VIP High Income Portfolio	none	none	none	none
VIP Index 500 Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Overseas Portfolio	none	none	none	none
VIP Value Portfolio	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E.Wiley
VIP Contrafund℠ Portfolio	none
VIP Disciplined Small Cap Portfolio	none
VIP Dynamic Capital Appreciation Portfolio	none
VIP Emerging Markets Portfolio	none
VIP Equity-Income Portfolio℠	--(1)
VIP Floating Rate High Income Portfolio	--(1)
VIP Growth & Income Portfolio	none
VIP Growth Opportunities Portfolio	none
VIP Growth Portfolio	--(1)
VIP High Income Portfolio	--(1)
VIP Index 500 Portfolio	none
VIP International Capital Appreciation Portfolio	none
VIP Mid Cap Portfolio	none
VIP Overseas Portfolio	--(1)
VIP Value Portfolio	--(1)
VIP Value Strategies Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

(1)  Currently, Mr. Wiley is not a Trustee of Variable Insurance Products Fund.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2019.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Dennis J.Dirks	Donald F.Donahue	Vicki L.Fuller	Patricia L.Kampling(2)
VIP Contrafund℠ Portfolio(3)	$7,211	$6,868	$6,684	--
VIP Disciplined Small Cap Portfolio	$109	$104	$101	--
VIP Dynamic Capital Appreciation Portfolio	$64	$61	$60	--
VIP Emerging Markets Portfolio	$176	$168	$163	--
VIP Equity-Income Portfolio℠	$2,076	$1,978	$1,924	--
VIP Floating Rate High Income Portfolio	$109	$103	$101	--
VIP Growth & Income Portfolio	$582	$554	$539	--
VIP Growth Opportunities Portfolio	$514	$489	$476	--
VIP Growth Portfolio	$2,248	$2,141	$2,084	--
VIP High Income Portfolio	$404	$385	$375	--
VIP Index 500 Portfolio	$3,348	$3,189	$3,103	--
VIP International Capital Appreciation Portfolio	$133	$127	$123	--
VIP Mid Cap Portfolio(4)	$2,994	$2,853	$2,776	--
VIP Overseas Portfolio	$632	$602	$586	--
VIP Value Portfolio	$128	$122	$119	--
VIP Value Strategies Portfolio	$160	$153	$149	--
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$507,000	$483,000	$470,000	--
AGGREGATE COMPENSATION FROM A FUND	Alan J.Lacy	Ned C.Lautenbach	JosephMauriello	Cornelia M.Small
VIP Contrafund℠ Portfolio(3)	$6,719	$8,141	$7,591	$6,821
VIP Disciplined Small Cap Portfolio	$101	$123	$114	$103
VIP Dynamic Capital Appreciation Portfolio	$60	$73	$68	$61
VIP Emerging Markets Portfolio	$164	$199	$186	$166
VIP Equity-Income Portfolio℠	$1,934	$2,344	$2,186	$1,963
VIP Floating Rate High Income Portfolio	$101	$123	$114	$103
VIP Growth & Income Portfolio	$542	$657	$613	$550
VIP Growth Opportunities Portfolio	$479	$580	$541	$486
VIP Growth Portfolio	$2,095	$2,538	$2,367	$2,126
VIP High Income Portfolio	$377	$456	$426	$382
VIP Index 500 Portfolio	$3,120	$3,780	$3,526	$3,165
VIP International Capital Appreciation Portfolio	$124	$150	$140	$126
VIP Mid Cap Portfolio(4)	$2,790	$3,380	$3,151	$2,832
VIP Overseas Portfolio	$589	$713	$665	$598
VIP Value Portfolio	$119	$144	$135	$121
VIP Value Strategies Portfolio	$149	$181	$169	$152
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$472,500	$572,500	$534,000	$479,500
AGGREGATE COMPENSATION FROM A FUND	Garnett A.Smith	David M.Thomas	SusanTomasky(6)	Michael E.Wiley
VIP Contrafund℠ Portfolio(3)	$6,849	$7,217	--	$7,075
VIP Disciplined Small Cap Portfolio	$103	$109	--	$107
VIP Dynamic Capital Appreciation Portfolio	$61	$64	--	$63
VIP Emerging Markets Portfolio	$167	$176	--	$173
VIP Equity-Income Portfolio℠	$1,972	$2,078	--	$2,037
VIP Floating Rate High Income Portfolio	$103	$109	--	$106
VIP Growth & Income Portfolio	$553	$582	--	$571
VIP Growth Opportunities Portfolio	$487	$514	--	$504
VIP Growth Portfolio	$2,135	$2,250	--	$2,206
VIP High Income Portfolio	$384	$405	--	$397
VIP Index 500 Portfolio	$3,177	$3,351	--	$3,285
VIP International Capital Appreciation Portfolio	$126	$133	--	$131
VIP Mid Cap Portfolio(4)	$2,846	$2,996	--	$2,937
VIP Overseas Portfolio	$600	$632	--	$620
VIP Value Portfolio	$122	$128	--	$126
VIP Value Strategies Portfolio	$152	$160	--	$157
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$481,500	$507,500	--	$497,500

(1)  Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(2)   Ms. Kampling serves as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III effective February 1, 2020.

(3)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,114; Alan J. Lacy, $6,114; Joseph Mauriello, $6,541; Cornelia M. Small, $4,076; Garnett A. Smith, $6,114; and Michael E. Wiley, $5,590.

(4)   Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,540; Alan J. Lacy, $2,540; Joseph Mauriello, $2,717; Cornelia M. Small, $1,692; Garnett A. Smith, $2,540; and Michael E. Wiley, $2,321.

(5)   Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000.

(6)   Ms. Tomasky serves as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III effective February 1, 2020.

As of February 29, 2020, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2020, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Contrafund℠ Portfolio - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	23.90%
VIP Contrafund℠ Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	13.65%
VIP Contrafund℠ Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	12.87%
VIP Contrafund℠ Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	7.45%
VIP Contrafund℠ Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.65%
VIP Contrafund℠ Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.42%
VIP Contrafund℠ Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	17.95%
VIP Contrafund℠ Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	16.70%
VIP Contrafund℠ Portfolio - Service Class 2	NORTHWESTERN MUTUAL LIFE INSURANCE CO	MILWAUKEE	WI	9.65%
VIP Contrafund℠ Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.71%
VIP Contrafund℠ Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	6.96%
VIP Contrafund℠ Portfolio - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	5.88%
VIP Contrafund℠ Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	46.99%
VIP Contrafund℠ Portfolio - Service Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	16.36%
VIP Contrafund℠ Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	8.66%
VIP Disciplined Small Cap Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	89.37%
VIP Disciplined Small Cap Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.61%
VIP Disciplined Small Cap Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.37%
VIP Disciplined Small Cap Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.63%
VIP Disciplined Small Cap Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	51.29%
VIP Disciplined Small Cap Portfolio - Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	21.20%
VIP Disciplined Small Cap Portfolio - Service Class 2	NATIONAL INTEGRITY	CINCINNATI	OH	15.75%
VIP Disciplined Small Cap Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Dynamic Capital Appreciation Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.30%
VIP Dynamic Capital Appreciation Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.26%
VIP Dynamic Capital Appreciation Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.30%
VIP Dynamic Capital Appreciation Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.70%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	53.42%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	GENWORTH LIFE AND ANNUITY INSURANCE CO	RICHMOND	VA	13.39%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.37%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.08%
VIP Dynamic Capital Appreciation Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	100.00%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	26.19%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	18.24%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.55%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2010 PORTFOLIO℠	BOSTON	MA	9.15%
VIP Emerging Markets Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	7.22%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	5.80%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	5.63%
VIP Emerging Markets Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	42.17%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	15.16%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	12.47%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	10.47%
VIP Emerging Markets Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.90%
VIP Emerging Markets Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	54.88%
VIP Emerging Markets Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.32%
VIP Emerging Markets Portfolio - Service Class 2	ALLIANZ LIFE INSURANCE CO OF NO AMERICA	MINNEAPOLIS	MN	10.54%
VIP Emerging Markets Portfolio - Service Class 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	7.94%
VIP Emerging Markets Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.19%
VIP Equity-Income Portfolio℠ - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	13.99%
VIP Equity-Income Portfolio℠ - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	12.19%
VIP Equity-Income Portfolio℠ - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	10.76%
VIP Equity-Income Portfolio℠ - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	10.24%
VIP Equity-Income Portfolio℠ - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.24%
VIP Equity-Income Portfolio℠ - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	78.91%
VIP Equity-Income Portfolio℠ - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.84%
VIP Equity-Income Portfolio℠ - Service Class 2	NYLIAC	PARSIPPANY	NJ	23.66%
VIP Equity-Income Portfolio℠ - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	22.24%
VIP Equity-Income Portfolio℠ - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	11.31%
VIP Equity-Income Portfolio℠ - Service Class 2	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	10.76%
VIP Equity-Income Portfolio℠ - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	82.78%
VIP Floating Rate High Income Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.17%
VIP Floating Rate High Income Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	12.80%
VIP Floating Rate High Income Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	93.52%
VIP Floating Rate High Income Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.49%
VIP Growth & Income Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	32.29%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	11.72%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	9.42%
VIP Growth & Income Portfolio - Initial Class	GENWORTH LIFE AND ANNUITY INSURANCE CO	RICHMOND	VA	5.06%
VIP Growth & Income Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	69.30%
VIP Growth & Income Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.10%
VIP Growth & Income Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	7.33%
VIP Growth & Income Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.58%
VIP Growth & Income Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	68.28%
VIP Growth & Income Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	15.96%
VIP Growth & Income Portfolio - Service Class 2	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	7.21%
VIP Growth & Income Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	76.57%
VIP Growth & Income Portfolio - Service Class	WOODMEN OF THE WORLD	OMAHA	NE	12.22%
VIP Growth & Income Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.26%
VIP Growth Opportunities Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	56.28%
VIP Growth Opportunities Portfolio - Initial Class	MIDLAND NATIONAL LIFE INSURANCE COMPANY	CLIVE	IA	6.97%
VIP Growth Opportunities Portfolio - Initial Class	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	6.03%
VIP Growth Opportunities Portfolio - Initial Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.72%
VIP Growth Opportunities Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	5.63%
VIP Growth Opportunities Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.46%
VIP Growth Opportunities Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.54%
VIP Growth Opportunities Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	71.50%
VIP Growth Opportunities Portfolio - Service Class 2	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	6.43%
VIP Growth Opportunities Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	5.61%
VIP Growth Opportunities Portfolio - Service Class 2	SECURITY BENEFIT GROUP	TOPEKA	KS	5.10%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	60.54%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE	EAST GREENBUSH	NY	15.98%
VIP Growth Opportunities Portfolio - Service Class	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	11.11%
VIP Growth Opportunities Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	7.33%
VIP Growth Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.46%
VIP Growth Portfolio - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	15.51%
VIP Growth Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	15.19%
VIP Growth Portfolio - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	5.63%
VIP Growth Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	83.47%
VIP Growth Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.27%
VIP Growth Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	42.35%
VIP Growth Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	24.04%
VIP Growth Portfolio - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	10.24%
VIP Growth Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	45.66%
VIP Growth Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.87%
VIP Growth Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.31%
VIP High Income Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	24.83%
VIP High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	20.97%
VIP High Income Portfolio - Initial Class	AUL	INDIAN-APOLIS	IN	7.36%
VIP High Income Portfolio - Initial Class	AMERITAS	LINCOLN	NE	6.22%
VIP High Income Portfolio - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.62%
VIP High Income Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	86.41%
VIP High Income Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.63%
VIP High Income Portfolio - Service Class 2	AMERITAS	LINCOLN	NE	32.82%
VIP High Income Portfolio - Service Class 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	19.56%
VIP High Income Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	14.95%
VIP High Income Portfolio - Service Class 2	FARM BUREAU LIFE INSURANCE COMPANY	WEST DES MOINES	IA	7.96%
VIP High Income Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	5.66%
VIP High Income Portfolio - Service Class 2	MIDLAND NATIONAL LIFE INSURANCE COMPANY	CLIVE	IA	5.58%
VIP High Income Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	87.27%
VIP High Income Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	6.60%
VIP Index 500 Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	45.65%
VIP Index 500 Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	9.88%
VIP Index 500 Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	9.53%
VIP Index 500 Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	42.43%
VIP Index 500 Portfolio - Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	33.39%
VIP Index 500 Portfolio - Service Class 2	PRUDENTIAL LIFE INSURANCE COMPANY OF AME	NEWARK	NJ	6.73%
VIP Index 500 Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	48.48%
VIP Index 500 Portfolio - Service Class	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	19.63%
VIP Index 500 Portfolio - Service Class	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	16.72%
VIP Index 500 Portfolio - Service Class	LINCOLN BENEFIT LIFE COMPANY	PALATINE	IL	7.77%
VIP International Capital Appreciation Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	91.67%
VIP International Capital Appreciation Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	6.57%
VIP International Capital Appreciation Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.77%
VIP International Capital Appreciation Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.23%
VIP International Capital Appreciation Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	82.11%
VIP International Capital Appreciation Portfolio - Service Class 2	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	14.96%
VIP International Capital Appreciation Portfolio - Service Class	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	85.63%
VIP International Capital Appreciation Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	14.37%
VIP Mid Cap Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	32.92%
VIP Mid Cap Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	31.09%
VIP Mid Cap Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.52%
VIP Mid Cap Portfolio - Initial Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.15%
VIP Mid Cap Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	88.02%
VIP Mid Cap Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.33%
VIP Mid Cap Portfolio - Service Class 2	NORTHWESTERN MUTUAL LIFE INSURANCE CO	MILWAUKEE	WI	12.33%
VIP Mid Cap Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	11.59%
VIP Mid Cap Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	8.39%
VIP Mid Cap Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	7.23%
VIP Mid Cap Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	6.98%
VIP Mid Cap Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	6.83%
VIP Mid Cap Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.80%
VIP Mid Cap Portfolio - Service Class 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	5.12%
VIP Mid Cap Portfolio - Service Class 2	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	5.07%
VIP Mid Cap Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	29.03%
VIP Mid Cap Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	28.52%
VIP Mid Cap Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.69%
VIP Mid Cap Portfolio - Service Class	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	6.65%
VIP Mid Cap Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	5.83%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	14.62%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	11.10%
VIP Overseas Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	11.00%
VIP Overseas Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	9.32%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.55%
VIP Overseas Portfolio - Initial Class	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	5.37%
VIP Overseas Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	52.00%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	13.75%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	10.79%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	8.72%
VIP Overseas Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	30.22%
VIP Overseas Portfolio - Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	23.52%
VIP Overseas Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	19.85%
VIP Overseas Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	7.01%
VIP Overseas Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.99%
VIP Overseas Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	21.68%
VIP Overseas Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	13.90%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	23.18%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	18.63%
VIP Value Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	14.36%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.04%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	6.67%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	6.26%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2010 PORTFOLIO℠	BOSTON	MA	6.10%
VIP Value Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	70.94%
VIP Value Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.14%
VIP Value Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	7.10%
VIP Value Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.40%
VIP Value Portfolio - Service Class 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	41.71%
VIP Value Portfolio - Service Class 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	40.06%
VIP Value Portfolio - Service Class 2	AXA EQUITABLE LIFE INSURANCE CO	SECAUCUS	NJ	14.62%
VIP Value Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	73.93%
VIP Value Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	26.07%
VIP Value Strategies Portfolio - Initial Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	38.33%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	16.00%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	12.86%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	6.24%
VIP Value Strategies Portfolio - Investor Class	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	73.06%
VIP Value Strategies Portfolio - Investor Class	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.43%
VIP Value Strategies Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	6.62%
VIP Value Strategies Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.04%
VIP Value Strategies Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	77.07%
VIP Value Strategies Portfolio - Service Class 2	TRANSAMERICA FINANCIAL LIFE INSURANCE CO	CEDAR RAPIDS	IA	6.14%
VIP Value Strategies Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	5.82%
VIP Value Strategies Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	97.61%

As of February 29, 2020, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
VIP Disciplined Small Cap Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	86.93%
VIP Dynamic Capital Appreciation Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	83.04%
VIP Floating Rate High Income Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.46%
VIP Growth & Income Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	35.53%
VIP Growth Opportunities Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	48.62%
VIP Growth Opportunities Portfolio	NYLIAC	PARSIPPANY	NJ	25.02%
VIP Growth Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.55%
VIP High Income Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	46.99%
VIP Index 500 Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	35.77%
VIP International Capital Appreciation Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	46.07%
VIP International Capital Appreciation Portfolio	NYLIAC	PARSIPPANY	NJ	44.96%
VIP Value Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	47.96%
VIP Value Strategies Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	39.54%
VIP Value Strategies Portfolio	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	25.29%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA), FIL Investments (Japan) Limited (FIJ), and FIL Investment Advisors (UK) Limited (FIA(UK)). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies and to provide advisory and sub-advisory services.

FMR, FMR UK, FMR H.K., FMR Japan, FIA, FIA(UK), FIJ, Geode, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity and Geode investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Pursuant to an SEC exemptive order, FMR intends to act as a manager of managers with respect to VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio, meaning that FMR has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees of VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, shareholders of VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Management Services (for all funds except VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio). Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing or choosing the investments of the fund in accordance with its investment objective, policies and limitations. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

Management and Sub-Advisory Services (for VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio). FMR provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Geode serves as sub-adviser of each fund. Under its management contract with each fund, Fidelity Management & Research Company LLC (FMR) acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, Geode directs the investments of each fund in accordance with its investment objective, policies, and limitations.

Management-Related Expenses (for all funds except VIP Index 500 Portfolio). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management-Related Expenses (for VIP Index 500 Portfolio). Under the terms of a fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

FMR and the fund have entered into a 10 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the fund, except for fees paid by a class pursuant to a plan of distribution adopted under Rule 12b-1 and applicable to that class, to limit the total annual operating expenses, other than Rule 12b-1 fees, incurred by each current class (excluding interest, taxes, fees and expenses of the Independent Trustees, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable) to 0.10%. This Expense Contract may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees and by a vote of a majority of the outstanding voting securities of each class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Management Fees.

For the services of FMR under each management contract, VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio each pays FMR a monthly management fee at the annual rate of 0.45% and 0.045%, respectively, of the fund's average net assets throughout the month.

For the services of FMR under the management contract, each fund (except VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio) each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.

The following is the fee schedule for VIP Floating Rate High Income Portfolio and VIP High Income Portfolio.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $2,463 billion of group net assets - the approximate level for December 2019 - was 0.1014%, which is the weighted average of the respective fee rates for each level of group net assets up to $2,463 billion.

The following is the fee schedule for VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
1,845	-		2,030.2019	2,000.2407
Over			2,030.1982	2,050.2397

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $2,463 billion of group net assets - the approximate level for December 2019 - was 0.2327%, which is the weighted average of the respective fee rates for each level of group net assets up to $2,463 billion.

The individual fund fee rate for each fund (except VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio) is set forth in the following table. Based on the average group net assets for December 2019, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
VIP Contrafund℠ Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Dynamic Capital Appreciation Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Emerging Markets Portfolio	0.2327%	+	0.5500%	=	0.7827%
VIP Equity-Income Portfolio℠	0.2327%	+	0.2000%	=	0.4327%
VIP Floating Rate High Income Portfolio	0.1014%	+	0.4500%	=	0.5514%
VIP Growth & Income Portfolio	0.2327%	+	0.2000%	=	0.4327%
VIP Growth Opportunities Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Growth Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP High Income Portfolio	0.1014%	+	0.4500%	=	0.5514%
VIP International Capital Appreciation Portfolio	0.2327%	+	0.4500%	=	0.6827%
VIP Mid Cap Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Overseas Portfolio	0.2327%	+	0.4240%	=	0.6567%
VIP Value Portfolio	0.2327%	+	0.3000%	=	0.5327%
VIP Value Strategies Portfolio	0.2327%	+	0.3000%	=	0.5327%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended December 31	Management Fees Paid to Investment Adviser
VIP Contrafund℠ Portfolio	2019	$95,002,508
	2018	$104,333,295
	2017	$104,190,200
VIP Disciplined Small Cap Portfolio(1)	2019	$1,194,827
	2018	$1,331,893
	2017	$2,026,721
VIP Dynamic Capital Appreciation Portfolio	2019	$845,917
	2018	$909,710
	2017	$844,851
VIP Emerging Markets Portfolio	2019	$3,524,256
	2018	$2,900,226
	2017	$2,420,247
VIP Equity-Income Portfolio℠	2019	$22,278,043
	2018	$23,431,876
	2017	$25,367,701
VIP Floating Rate High Income Portfolio	2019	$1,450,066
	2018	$1,368,527
	2017	$983,983
VIP Growth & Income Portfolio	2019	$6,284,098
	2018	$6,199,769
	2017	$5,773,173
VIP Growth Opportunities Portfolio	2019	$7,012,279
	2018	$4,631,137
	2017	$3,411,253
VIP Growth Portfolio	2019	$29,745,610
	2018	$30,125,617
	2017	$27,031,335
VIP High Income Portfolio	2019	$5,501,559
	2018	$5,666,014
	2017	$6,498,518
VIP Index 500 Portfolio	2019	$3,755,814
	2018	$3,546,001
	2017	$3,173,641
VIP International Capital Appreciation Portfolio	2019	$2,398,211
	2018	$2,335,142
	2017	$1,718,467
VIP Mid Cap Portfolio	2019	$39,249,337
	2018	$45,572,659
	2017	$46,031,374
VIP Overseas Portfolio	2019	$10,313,151
	2018	$11,049,130
	2017	$10,979,005
VIP Value Portfolio	2019	$1,685,374
	2018	$1,792,046
	2017	$1,824,255
VIP Value Strategies Portfolio	2019	$2,127,736
	2018	$2,253,709
	2017	$2,378,967

(1)   On December 1, 2017, FMR replaced the fund’s management fee, which consisted of a group fee rate component plus an individual fee rate component with a flat rate. Effective as of December 1, 2017, the fund’s annual management fee rate has been reduced to 0.45% of its average net assets.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for VIP Overseas Portfolio.

Sub-Advisers - FIA, FIA(UK), and FIJ. On behalf of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio, FMR has entered into a sub-advisory agreement with FIA, and FIA, in turn, has entered into a sub-advisory agreement with FIA(UK). On behalf of VIP Emerging Markets Portfolio and VIP Overseas Portfolio, FIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIA, and not the fund, pay the sub-advisers.

Sub-Adviser - Geode. VIP Disciplined Small Cap Portfolio, VIP Index 500 Portfolio, and FMR have entered into sub-advisory agreements with Geode. Pursuant to the sub-advisory agreements, FMR has granted Geode investment management authority as well as the authority to buy and sell securities.

Under the terms of the sub-advisory agreements, for providing investment management services to VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio, FMR, and not the fund, pays Geode fees at an annual rate of 0.225% and 0.0075%, respectively, of the average net assets of the fund.

The following table shows the amount of sub-advisory fees paid by FMR, on behalf of a fund, to Geode for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Sub-Advisory Fees Paid by Investment Adviser
VIP Disciplined Small Cap Portfolio	2019	$597,536
	2018	$665,834
	2017	$675,696
VIP Index 500 Portfolio	2019	$626,089
	2018	$590,912
	2017(1)	$624,408

(1)   On August 1, 2017, FMR reduced the sub-advisory fee rate paid to Geode from 0.0099% to 0.0075%.

Asher Anolic is co-manager of VIP Dynamic Capital Appreciation Portfolio and VIP Growth Portfolio and receives compensation for those services. Jason Weiner is co-manager of VIP Dynamic Capital Appreciation Portfolio and VIP Growth Portfolio and receives compensation for those services. Sam Polyak is the portfolio manager of VIP Emerging Markets Portfolio and receives compensation for those services. Sammy Simnegar is the portfolio manager of VIP International Capital Appreciation Portfolio and receives compensation for those services. Matthew Fruhan is the portfolio manager of VIP Growth & Income Portfolio and receives compensation for those services. Kyle Weaver is the portfolio manager of VIP Growth Opportunities Portfolio and receives compensation for those services. Tom Allen is co-manager of VIP Mid Cap Portfolio and receives compensation for those services. Daniel Sherwood is co-manager of VIP Mid Cap Portfolio and receives compensation for those services. Vincent Montemaggiore is lead portfolio manager of VIP Overseas Portfolio and receives compensation for those services. Andrew Sergeant is co-manager of VIP Overseas Portfolio and receives compensation for those services. Matthew Friedman is the portfolio manager of VIP Value Portfolio and VIP Value Strategies Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of each portfolio manager’s fund is based on the fund’s pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the peer group(s) identified below for the fund. Another component of Mr. Montemaggiore’s and Mr. Sergeant’s bonus is based on the pre-tax investment performance of the portion of the fund’s assets each manages measured against the MSCI EAFE (net MA tax), and the pre-tax investment performance of the portion of the fund’s assets each manages (based on the performance of the fund’s Initial Class) within the Morningstar® Foreign Large Blend Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund / Benchmark Index / Peer Group(s)

VIP Dynamic Capital Appreciation Portfolio / S&P 500® Index / Morningstar® Large Growth; Large Value; Large Blend; Mid-Cap Growth; Mid-Cap Value; and Mid-Cap Blend Categories

VIP Emerging Markets Portfolio / MSCI Emerging Markets Index (net MA tax) / Morningstar® Diversified Emerging Markets Category

VIP Growth Portfolio / Russell 3000® Growth Index / Morningstar® Large Growth and Mid-Cap Growth Categories

VIP Growth & Income Portfolio / S&P 500® Index / Lipper℠ Growth & Income Funds

VIP Growth Opportunities Portfolio / Russell 1000® Growth Index / Morningstar® Large Growth Category

VIP International Capital Appreciation Portfolio / MSCI ACWI (All Country World Index) ex USA Index (net MA tax) / Morningstar® Foreign Large Growth; Foreign Large Value; and Foreign Large Blend Categories

VIP Mid Cap Portfolio / S&P MidCap 400® Index / Morningstar® Mid-Cap Blend Category

VIP Overseas Portfolio / MSCI EAFE Index (net MA tax) / Morningstar® Foreign Large Blend Category

VIP Value Portfolio / Russell 3000® Value Index / Morningstar® Large Value and Mid-Cap Value Categories

VIP Value Strategies Portfolio / Russell Midcap® Value Index / Morningstar® Mid-Cap Value Category

Ramona Persaud is the portfolio manager of VIP Equity-Income℠ Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of VIP Equity-Income℠ Portfolio is based on the pre-tax investment performance of the fund measured against the Russell 3000® Value Index, and the pre-tax investment performance of the fund (based on the performance of the fund’s Initial Class) within the Lipper℠ Equity Income Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Eric Mollenhauer is co-manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Kevin Nielsen is co-manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of VIP Floating Rate High Income Portfolio is based on the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the Lipper℠ Loan Participation Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Anolic as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$18,290	$49	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$7,880	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($164 (in millions) assets managed) and VIP Growth Portfolio ($5,928 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Anolic was none. As of December 31, 2019, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Anolic was none.

The following table provides information relating to other accounts managed by Mr. Weiner as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$18,290	$147	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$7,880	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($164 (in millions) assets managed) and VIP Growth Portfolio ($5,928 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Weiner was none. As of December 31, 2019, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Weiner was none.

The following table provides information relating to other accounts managed by Mr. Polyak as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	14	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$8,587	$2,998	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$32	none	none

* Includes VIP Emerging Markets Portfolio ($574 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Emerging Markets Portfolio beneficially owned by Mr. Polyak was none.

The following table provides information relating to other accounts managed by Mr. Simnegar as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$29,993	$282	$320
Assets Managed with Performance-Based Advisory Fees (in millions)	$28,652	none	none

* Includes VIP International Capital Appreciation Portfolio ($583 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP International Capital Appreciation Portfolio beneficially owned by Mr. Simnegar was none.

The following table provides information relating to other accounts managed by Mr. Fruhan as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	none
Assets Managed (in millions)	$36,298	$2,439	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,665	$2,362	none

* Includes VIP Growth & Income Portfolio ($1,564 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Growth & Income Portfolio beneficially owned by Mr. Fruhan was none.

The following table provides information relating to other accounts managed by Mr. Kyle Weaver as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$10,476	$892	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,269	none	none

* Includes VIP Growth Opportunities Portfolio ($1,548 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Growth Opportunities Portfolio beneficially owned by Mr. Kyle Weaver was none.

The following table provides information relating to other accounts managed by Mr. Allen as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,862	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Mid Cap Portfolio ($7,279 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Allen was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Sherwood as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,862	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Mid Cap Portfolio ($7,279 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Sherwood was none.

The following table provides information relating to other accounts managed by Mr. Montemaggiore as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$19,202	$1,706	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,154	none	none

* Includes assets of VIP Overseas Portfolio managed by Mr. Montemaggiore ($1,549 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Overseas Portfolio beneficially owned by Mr. Montemaggiore was none.

The following table provides information relating to other accounts managed by Mr. Sergeant as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$1,433	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$999	none	none

* Includes assets of VIP Overseas Portfolio managed by Mr. Sergeant ($161 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Overseas Portfolio beneficially owned by Mr. Sergeant was none.

The following table provides information relating to other accounts managed by Mr. Friedman as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$19,306	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,126	none	none

* Includes VIP Value Portfolio ($327 (in millions) assets managed) and VIP Value Strategies Portfolio ($431 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Value Portfolio beneficially owned by Mr. Friedman was none, and the dollar range of shares of VIP Value Strategies Portfolio beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Ms. Persaud as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	8	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,817	$3,854	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Equity-Income℠ Portfolio ($5,391 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Equity-Income℠ Portfolio beneficially owned by Ms. Persaud was none.

The following table provides information relating to other accounts managed by Mr. Mollenhauer as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,437	$1,871	$2,253
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($265 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Mollenhauer was none.

The following table provides information relating to other accounts managed by Mr. Nielsen as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	5	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,354	$2,047	$2,314
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($265 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Nielsen was none.

William Danoff is co-manager of VIP Contrafund℠ Portfolio and receives compensation for those services. Jean Park is co-manager of VIP Contrafund℠ Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of VIP Contrafund℠ Portfolio is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, and the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the Morningstar® Large Blend Category. Another component of Mr. Danoff’ and Ms. Park’s bonus is based on the pre-tax investment performance of the portion of VIP Contrafund℠ Portfolio’s assets each portfolio manager manages measured against the S&P 500® Index, and the pre-tax investment performance of the portion of the fund’s assets each portfolio manager manages (based on the performance of the fund’s Initial Class) within the Morningstar® Large Blend Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Danoff as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	14	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$176,394	$40,515	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$146,555	none	none

* Includes assets of VIP Contrafund℠ Portfolio managed by Mr. Danoff ($10,790 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Contrafund℠ Portfolio beneficially owned by Mr. Danoff was none.

The following table provides information relating to other accounts managed by Ms. Park as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$15,535	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,144	none	none

* Includes assets of VIP Contrafund℠ Portfolio managed by Ms. Park ($7,425 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Contrafund℠ Portfolio beneficially owned by Ms. Park was none.

Alexandre Karam is co-manager of VIP High Income Portfolio and receives compensation for those services. Michael Weaver is co-manager of VIP High Income Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of VIP High Income Portfolio is based on the fund’s pre-tax investment performance (based on the performance of the fund’s Initial Class) within the Lipper℠ Variable Annuity High Current Yield Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Karam as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	22	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$15,662	$24,935	$464
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($1,043 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Karam was none.

The following table provides information relating to other accounts managed by Mr. Weaver as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	5	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$13,954	$1,572	$2,337
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($1,043 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Weaver was none.

VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio are managed by Geode, a sub-adviser to each fund. Maximilian Kaufmann is senior portfolio manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Deane Gyllenhaal is senior portfolio manager of VIP Index 500 Portfolio and receives compensation for those services. Louis Bottari is a senior portfolio manager of each fund and receives compensation for those services. Anna Lester is a senior portfolio manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Payal Gupta is a portfolio manager of VIP Index 500 Portfolio and receives compensation for those services. Peter Matthew is a portfolio manager of each fund and receives compensation for those services. Shashi Naik is a portfolio manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Robert Regan is a portfolio manager of VIP Index 500 Portfolio and receives compensation for those services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager’s bonus is linked to each fund’s relative pre-tax investment performance measured against the Russell 2000® Index (for VIP Disciplined Small Cap Portfolio) or the S&P 500® Index (for VIP Index 500 Portfolio), as applicable. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing each fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Kaufmann as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	4	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$10,411	$131	$536
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Kaufmann was none.

The following table provides information relating to other accounts managed by Mr. Gyllenhaal as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	66	70	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$514,348	$41,973	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($9,283 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Gyllenhaal was none.

The following table provides information relating to other accounts managed by Mr. Bottari as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	74	73	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$524,531	$42,052	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed) and VIP Index 500 Portfolio ($9,283 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Bottari was none, and the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Ms. Lester as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$10,411	$131	$66
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Ms. Lester was none.

The following table provides information relating to other accounts managed by Ms. Gupta as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	66	70	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$514,348	$41,973	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($9,283 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Ms. Gupta was none.

The following table provides information relating to other accounts managed by Mr. Matthew as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	74	73	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$524,531	$42,052	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed) and VIP Index 500 Portfolio ($9,283 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Matthew was none, and the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Mr. Naik as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	4	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$10,411	$131	$536
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($268 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Naik was none.

The following table provides information relating to other accounts managed by Mr. Regan as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	66	70	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$514,348	$41,973	$2,096
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($9,283 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of December 31, 2019, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Regan was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Fidelity International's Proxy Voting Guidelines.

I. General Principles and Application

A. Voting shall be carried out by the Fidelity International ("Fidelity") proxy voting teams with non-routine proposals or other special circumstances also being evaluated by the appropriate Fidelity analyst or portfolio manager. All votes are subject to the authority of the Chief Investment Officers of Fidelity.

B. We will seek to vote all equity securities where possible. In certain special situations we may determine not to submit a vote where the cost in our view outweighs the associated benefits.

C. Except as set forth in these guidelines Fidelity will usually vote in favour of incumbent directors and in favour of routine proposals.

D. Fidelity will vote to abstain on proposals if it is deemed to be in the best interest of investors or when the necessary information has not been provided. In certain limited circumstances Fidelity may also vote to abstain in order to send a cautionary message to a company.

E. In instances where there may be a conflict with Fidelity's own interests we will either vote in accordance with the recommendation of our principal third party research provider, or if no recommendation is available, we will either not vote or abstain in accordance with local regulations.

F. Fidelity's proxy voting group will not vote at shareholder meetings of any Fidelity® funds unless specifically instructed by a client.

G. Voting decisions will be made on a case by case basis and will take account of the prevailing local market standards and best practice.

II. Shareholder Authority

A. Fidelity will vote against any limitation on shareholder rights or the transfer of authority from shareholders to directors. Likewise we will support proposals which enhance shareholder rights or maximise shareholder value.

B. Fidelity will vote against unusual or excessive authorities to increase issued share capital and particularly in respect of proposed increases for companies in jurisdictions without assured pre-emptive rights.

C. Fidelity is supportive of the principal of one share, one vote and will vote against the authorisation of stock with differential voting rights if the issuance of such stock would adversely affect the voting rights of existing shareholders.

D. Fidelity will generally vote against anti-takeover proposals including share authorities that can be used in such a manner.

E. Fidelity will generally support cumulative voting rights when it is determined they are favourable to the interest of minority shareholders.

F. Fidelity will support proposals to adopt mandatory voting by poll and full disclosure of voting outcomes.

G. Fidelity will support proposals to adopt confidential voting and independent vote tabulation practices.

H. In general Fidelity will only support related party transactions which are made on terms equivalent to those that would prevail in an arm's length transaction.

III. ESG

A. Fidelity will evaluate ESG proposals on a case-by-case basis considering whether the adoption of the proposal in question is likely to have a material impact on either investment risk or returns.

IV. Board Composition and Independence

A. Fidelity will generally vote against elections in cases where the names of the nominees are not disclosed to shareholders on a timely basis ahead of the meeting.

B. Fidelity will consider voting against the election of directors if, in our view, they lack the necessary integrity, competence or capacity to carry out their duties as directors. Relevant factors which may lead Fidelity to conclude that a director’s election should not be supported include, but are not limited to: a poor attendance record at board/committee meetings; excessive outside directorships on public company boards; involvement in material failures of governance or risk oversight that call into question the nominee's fitness to serve as fiduciary; and abuse of minority shareholder rights.

C. Fidelity favours robust independent representation on Boards and on occasion Fidelity will consider voting against the election of nominees as independent directors if, in our view, they lack sufficient independence from the company, its management or its controlling shareholders.

D. Fidelity favours a separation of the roles of Chair and Chief Executive and will vote in favour of this outcome when the opportunity arises.

E. Fidelity supports periodic board refreshment and may consider voting against directors if a significant percentage of the board is comprised of directors with excessively long-tenures.

F. Fidelity supports gender diverse boards. Companies that fall short of market/sector practice with respect to board gender diversity are expected to adopt objectives for more equitable representation and demonstrate progress over time. In circumstances where Fidelity concludes that a board is not addressing this issue with the seriousness or urgency it deserves, additional measures may be considered, including where appropriate by voting against the re-election of the Chair.

V. Remuneration

A. Fidelity will support proposals to give shareholders the right to vote on executive pay practices.

B. Fidelity will generally vote against remuneration proposals when payments made to executives are considered excessive, overly short term in nature, or not reflective of company performance.

C. Fidelity strongly encourages the long term retention of shares. For shares awarded as part of a remuneration package we will have particular regard for minimum required retention periods. Practice in this regard differs globally but over time we expect all companies to move towards a minimum guaranteed share retention period of at least five years from the date of grant.

D. Remuneration proposals are evaluated on a case-by-case basis but in addition to the factors described above Fidelity will generally vote against incentive arrangements if:

i. the dilutive effect of shares authorized under the plan is excessive; or

ii. material changes to arrangements are permissible without shareholder approval; or

iii. the potential awards are uncapped; or

iv. options are offered with an exercise price of less than 100% of fair market value at the date of grant or if re-pricing is subsequently permitted (employee sharesave schemes may be supported provided the offering price of shares is not less than 80% of the fair market value on the date of grant).

E. In addition, subject to local market standards Fidelity will generally vote against incentive arrangements if:

i. there are no performance conditions attached to any of the incentive awards; or

ii. there is no disclosure of the performance measures to be used; or

iii. the performance targets are insufficiently challenging; or

iv. performance retesting is permitted (if performance targets for a given year are not met then awards for that year should be foregone).

v. Non-standard incentive arrangements, for example restricted share schemes, will be considered on a case-by-case basis where the company provides a compelling rationale.

F. Fidelity will consider voting against the re-election of the Chairman of the Remuneration Committee if we vote against the Report of the Remuneration Committee for the second year in a row (assuming no change in personnel in the interim).

G. Fidelity does not support the presence of executive directors on the Remuneration Committee (or its equivalent) of the companies which employ them and we will vote against the remuneration report in these instances when given an opportunity to do so.

VI. Shareholder Proposals

A. Shareholder proposals are evaluated on a case-by-case basis and our consideration includes: the company's response to the proposal; current market best practices; impact on shareholder value; and the level of difficulty and burden involved in any associated implementation.

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and to (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance. Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines.

Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode. However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases. The Agent also acts as a proxy voting agent to effect the votes and maintain records of all of Geode’s proxy votes. In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor).

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies;(2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by members of Geode’s Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, other third-party service providers, and the members of the Operations Committee, shall make the voting decision.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.

• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where the majority of shareholders tendered their shares. At the previous board election, directors received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.

• In Other Circumstances where a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.

• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.

IV. Vote AGAINST Anti-Takeover Proposals, including:

• Addition of Special Interest Directors to the board.

• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

• Classification of Boards. Geode will vote FOR proposals to de-classify boards.

• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.

• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

• Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.

VIII. Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.

XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.

XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.

XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholder interests.

XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").

• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.

• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:

• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of nonleveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. Environmental and Social Proposals. Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

XXVIII. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.

XXIX. Shares of Investment Companies.

• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of other shareholders of the investment company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Initial Class, Service Class and Service Class 2 of each fund (other than Service Class and Service Class 2 of VIP Floating Rate High Income Portfolio) (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Plan adopted for each class of each fund is described in the prospectus.

The table below shows the service fees paid for the fiscal year ended December 31, 2019.

Fund(s)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC
VIP Contrafund℠ Portfolio - Service Class 2	$19,707,320	$19,707,320	$0
VIP Contrafund℠ Portfolio - Service Class	$1,471,239	$1,471,239	$0
VIP Disciplined Small Cap Portfolio - Service Class 2	$20,224	$20,224	$0
VIP Disciplined Small Cap Portfolio - Service Class	$205	$205	$0
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	$39,253	$39,253	$0
VIP Dynamic Capital Appreciation Portfolio - Service Class	$287	$287	$0
VIP Emerging Markets Portfolio - Service Class 2	$87,619	$87,619	$0
VIP Emerging Markets Portfolio - Service Class	$27,022	$27,022	$0
VIP Equity-Income Portfolio℠ - Service Class 2	$3,344,775	$3,344,775	$0
VIP Equity-Income Portfolio℠ - Service Class	$287,450	$287,450	$0
VIP Growth & Income Portfolio - Service Class 2	$1,672,802	$1,672,802	$0
VIP Growth & Income Portfolio - Service Class	$110,945	$110,945	$0
VIP Growth Opportunities Portfolio - Service Class 2	$996,910	$996,910	$0
VIP Growth Opportunities Portfolio - Service Class	$106,379	$106,379	$0
VIP Growth Portfolio - Service Class 2	$2,744,051	$2,744,051	$0
VIP Growth Portfolio - Service Class	$685,190	$685,190	$0
VIP High Income Portfolio - Service Class 2	$434,555	$434,555	$0
VIP High Income Portfolio - Service Class	$64,647	$64,647	$0
VIP Index 500 Portfolio - Service Class 2	$3,950,999	$3,950,999	$0
VIP Index 500 Portfolio - Service Class	$105,395	$105,395	$0
VIP International Capital Appreciation Portfolio - Service Class 2	$56,927	$56,927	$0
VIP International Capital Appreciation Portfolio - Service Class	$639	$639	$0
VIP Mid Cap Portfolio - Service Class 2	$12,623,443	$12,623,443	$0
VIP Mid Cap Portfolio - Service Class	$549,656	$549,656	$0
VIP Overseas Portfolio - Service Class 2	$794,818	$794,818	$0
VIP Overseas Portfolio - Service Class	$127,180	$127,180	$0
VIP Value Portfolio - Service Class 2	$22,081	$22,081	$0
VIP Value Portfolio - Service Class	$253	$253	$0
VIP Value Strategies Portfolio - Service Class 2	$486,141	$486,141	$0
VIP Value Strategies Portfolio - Service Class	$19,289	$19,289	$0

Under each Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or shareholder support services. In addition, each Initial Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Initial Class shares.

Under each Service Class and Service Class 2 Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Service Class and Service Class 2 Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class and Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and variable product owners. In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class and Service Class 2 Plan does not provide for specific payments by Service Class and Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class's average daily net assets, with respect to each account in a fund.

For VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the asset-based fees are subject to adjustment in any month in which the total return of the S&P 500® Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for VIP High Income Portfolio are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for VIP Floating Rate High Income Portfolio are 0.0492% of the first $500 million of average net assets, 0.0353% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for VIP Index 500 Portfolio are 0.0389% of the first $500 million of average net assets, 0.0207% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For VIP Index 500 Portfolio, FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

Pricing and bookkeeping fees paid by a fund to FSC for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
VIP Contrafund℠ Portfolio	$1,602,261	$1,668,571	$1,660,936
VIP Disciplined Small Cap Portfolio	$103,286	$115,135	$116,832
VIP Dynamic Capital Appreciation Portfolio	$61,355	$65,568	$60,386
VIP Emerging Markets Portfolio	$231,652	$190,220	$157,882
VIP Equity-Income Portfolio℠	$1,085,349	$1,094,478	$1,110,110
VIP Floating Rate High Income Portfolio	$128,905	$121,244	$86,779
VIP Growth & Income Portfolio	$453,104	$444,733	$414,411
VIP Growth Opportunities Portfolio	$416,680	$292,986	$229,401
VIP Growth Portfolio	$1,103,406	$1,104,853	$1,079,663
VIP High Income Portfolio	$356,230	$364,091	$407,587
VIP International Capital Appreciation Portfolio	$180,472	$175,371	$128,266
VIP Mid Cap Portfolio	$1,176,026	$1,222,191	$1,222,772
VIP Overseas Portfolio	$699,703	$742,342	$733,402
VIP Value Portfolio	$122,238	$129,160	$130,384
VIP Value Strategies Portfolio	$154,338	$162,433	$170,039

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2019	2018	2017
VIP Contrafund℠ Portfolio	$3,983	$7,111	$26,850
VIP Disciplined Small Cap Portfolio	$648	$2,689	$4,717
VIP Dynamic Capital Appreciation Portfolio	$11	$32	$474
VIP Emerging Markets Portfolio	$267	$312	$174
VIP Equity-Income Portfolio℠	$120	$3,141	$6,003
VIP Floating Rate High Income Portfolio	$0	$0	$0
VIP Growth & Income Portfolio	$174	$1,377	$950
VIP Growth Opportunities Portfolio	$4,081	$7,153	$5,427
VIP Growth Portfolio	$2,371	$5,953	$18,441
VIP High Income Portfolio	$0	$0	$0
VIP Index 500 Portfolio	$0	$0	$0
VIP International Capital Appreciation Portfolio	$200	$386	$379
VIP Mid Cap Portfolio	$8,147	$23,324	$23,991
VIP Overseas Portfolio	$936	$3,043	$4,326
VIP Value Portfolio	$136	$1,048	$1,373
VIP Value Strategies Portfolio	$337	$1,688	$1,368

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2019, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Contrafund℠ Portfolio	VIP Disciplined Small Cap Portfolio	VIP Dynamic Capital Appreciation Portfolio	VIP Emerging Markets Portfolio	VIP Equity-Income Portfolio℠	VIP Floating Rate High Income Portfolio(1)	VIP Growth & Income Portfolio	VIP Growth Opportunities Portfolio	VIP Growth Portfolio	VIP High Income Portfolio(1)	VIP Index 500 Portfolio	VIP International Capital Appreciation Portfolio	VIP Mid Cap Portfolio	VIP Overseas Portfolio	VIP Value Portfolio	VIP Value Strategies Portfolio
Gross income from securities lending activities	$2,547,227	$677,566	$25,624	$211,102	$513,978	$0	$62,905	$2,395,635	$785,522	$0	$1,952,732	$96,173	$2,977,508	$374,935	$31,430	$115,091
Fees paid to securities lending agent from a revenue split	37,675	8,427	703	20,301	26,570	$0	1,080	19,999	21,372	$0	29,447	7,256	12,642	33,038	267	670
Administrative fees(2)	3,983	648	11	267	120	$0	174	4,081	2,371	$0	0	200	8,147	936	136	337
Rebate (paid to borrower)	1,418,777	476,578	9,408	7,929	199,943	$0	50,717	1,491,290	387,378	$0	1,541,602	22,882	2,378,580	49,688	25,696	95,437
Other fees not included in the revenue split (lending agent fees to NFS)	32,857	11,079	889	15	3,072	$0	129	67,259	16,234	$0	8,663	66	34,390	0	296	1,245
Aggregate fees/compensation for securities lending activities	1,493,292	496,732	11,012	28,512	229,705	$0	52,100	1,582,628	427,355	$0	1,579,713	30,403	2,433,760	83,663	26,396	97,689
Net income from securities lending activities	1,053,935	180,834	14,612	182,590	284,273	$0	10,805	813,007	358,167	$0	373,019	65,770	543,748	291,272	5,034	17,402

(1)   The fund did not lend securities during the year.

(2)   Effective April 1, 2019, the fund no longer pays an administrative fee to FSC.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization. Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth Portfolio, High Income Portfolio, Overseas Portfolio, and Value Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981. Contrafund® Portfolio, Disciplined Small Cap Portfolio, Emerging Markets Portfolio, Index 500 Portfolio, and International Capital Appreciation Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988. Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP Contrafund℠ Portfolio, VIP International Capital Appreciation Portfolio, and VIP Mid Cap Portfolio. Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of VIP Growth Portfolio. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, and VIP Value Portfolio. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, and VIP Value Strategies Portfolio. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, and VIP Overseas Portfolio and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will provide a full list of holdings, including its top ten holdings, monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Disciplined Small Cap Portfolio, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on institutional.fidelity.com 60 days after its fiscal quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on institutional.fidelity.com 15 or more days after the calendar quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2019, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

About the S&P 500® Index. The S&P 500® Index is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The composition of the S&P 500® Index is determined by S&P Dow Jones Indices LLC ("SPDJI") and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. SPDJI may change the index's composition from time to time.

The performance of the S&P 500® Index is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which a fund bears.

Although SPDJI obtains information for inclusion in or for use in the calculation of the S&P 500® Index from sources which it considers reliable, SPDJI does not guarantee the accuracy or the completeness of the S&P 500® Index or any data included therein. SPDJI makes no warranty, express or implied, as to results to be obtained by the licensee, owners of a fund, or any other person or entity from the use of the S&P 500® Index or any data included therein in connection with the rights licensed hereunder or for any other use. SPDJI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500® Index and any data included therein.

Fidelity, Contrafund, Fidelity Investments & Pyramid Design, and Fidelity Advisor are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

VIP Contrafund and VIP Equity-Income Portfolio are service marks of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

Variable Insurance Products Fund
Post-Effective Amendment No. 91

PART C.  OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated March 29, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 49.

(2)

Amendment to the Declaration of Trust, dated December 14, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 58.

(3)

Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 65.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated January 1, 2020, between Equity-Income Portfolio and Fidelity Management & Research Company LLC, is filed herein as Exhibit (d)(1).

(2)

Amended and Restated Management Contract, dated January 1, 2020, between Floating Rate High Income Portfolio and Fidelity Management & Research Company LLC, is filed herein as Exhibit (d)(2).

(3)

Amended and Restated Management Contract, dated January 1, 2020, between Growth Portfolio and Fidelity Management & Research Company LLC, is filed herein as Exhibit (d)(3).

(4)

Amended and Restated Management Contract, dated January 1, 2020, between High Income Portfolio and Fidelity Management & Research Company LLC, is filed herein as Exhibit (d)(4).

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Overseas Portfolio and Fidelity Management & Research Company LLC, is filed herein as Exhibit (d)(5).

(6)      Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between FIL Investment Advisors and Fidelity Management & Research Company LLC on behalf of Overseas Portfolio is filed herein as Exhibit (d)(6).

(7)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between FIL Investments (Japan) Limited and FIL Investment Advisors on behalf of Overseas Portfolio is filed herein as Exhibit (d)(7).

(8)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2001, between FIL Investment Advisors (UK) Limited and FIL Investment Advisors on behalf of Overseas Portfolio is filed herein as Exhibit (d)(8).

(9)

Amended and Restated Management Contract, dated January 1, 2020, between Value Portfolio and Fidelity Management & Research Company LLC, is filed herein as Exhibit (d)(9).

(10)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(21) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(11)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(22) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(12)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(25) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(13)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(26) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(14)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(29) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(15)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(30) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 235.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund and Fidelity Distributors Company LLC, on behalf of Equity-Income Portfolio, is filed herein as Exhibit (e)(1).

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund and Fidelity Distributors Company LLC, on behalf of Floating Rate High Income Portfolio, is filed herein as Exhibit (e)(2).

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund and Fidelity Distributors Company LLC, on behalf of Growth Portfolio, is filed herein as Exhibit (e)(3).

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund and Fidelity Distributors Company LLC, on behalf of High Income Portfolio, is filed herein as Exhibit (e)(4).

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund and Fidelity Distributors Company LLC, on behalf of Overseas Portfolio, is filed herein as Exhibit (e)(5).

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund and Fidelity Distributors Company LLC, on behalf of Value Portfolio, is filed herein as Exhibit (e)(6).

(7)

Form of Service Contract between Fidelity Distributors Corporation (currently known as Fidelity Distributors Company LLC) and “Qualified Recipients” with respect to shares of the portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products V is filed herein as Exhibit (e)(7) in reliance on Rule 483 (individual service agreements do not differ in any material respect).

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Equity and High Income Funds effective as of September 15, 1995, as amended and restated as of March 1, 2018, is incorporated herein by reference to Exhibit (f) of Fidelity Commonwealth Trust’s (File No. 002-52322) Post-Effective Amendment No. 150.

(g)

(1)

Custodian Agreement, dated May 23, 2019, between Citibank, N.A. and Variable Insurance Products Fund on behalf of Growth Portfolio is incorporated herein by reference to Exhibit (g)(3) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 482.

(2)

Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Variable Insurance Products Fund on behalf of Floating Rate High Income Portfolio, High Income Portfolio, and Overseas Portfolio is incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Variable Insurance Products Fund on behalf of Value Portfolio is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(4)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Variable Insurance Products Fund on behalf of Equity-Income Portfolio is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Equity-Income Portfolio, Growth Portfolio, Overseas Portfolio, and Value Portfolio, is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No. 002-24389) Post-Effective Amendment No. 172.

(i)

Legal Opinion of Dechert LLP, dated April 13, 2020, is filed herein as Exhibit (i).

(j)

(1)

Consent of PricewaterhouseCoopers LLP, dated April 13, 2020, is filed herein as Exhibit (j)(1).

(2)

Consent of Deloitte & Touche LLP, dated April 13, 2020, is filed herein as Exhibit (j)(2).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Equity-Income Portfolio: Initial Class is filed herein as Exhibit (m)(1).

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Equity-Income Portfolio: Investor Class is filed herein as Exhibit (m)(2).

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Equity-Income Portfolio: Service Class is filed herein as Exhibit (m)(3).

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Equity-Income Portfolio: Service Class 2 is filed herein as Exhibit (m)(4).

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Floating Rate High Income Portfolio: Initial Class is filed herein as Exhibit (m)(5).

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Floating Rate High Income Portfolio: Investor Class is filed herein as Exhibit (m)(6).

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Growth Portfolio: Initial Class is filed herein as Exhibit (m)(7).

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Growth Portfolio: Investor Class is filed herein as Exhibit (m)(8).

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Growth Portfolio: Service Class is filed herein as Exhibit (m)(9).

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Growth Portfolio: Service Class 2 is filed herein as Exhibit (m)(10).

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Initial Class is filed herein as Exhibit (m)(11).

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Investor Class is filed herein as Exhibit (m)(12).

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Service Class is filed herein as Exhibit (m)(13).

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for High Income Portfolio: Service Class 2 is filed herein as Exhibit (m)(14).

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Overseas Portfolio: Initial Class is filed herein as Exhibit (m)(15).

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Overseas Portfolio: Investor Class is filed herein as Exhibit (m)(16).

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Overseas Portfolio: Service Class is filed herein as Exhibit (m)(17).

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Overseas Portfolio: Service Class 2 is filed herein as Exhibit (m)(18).

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Value Portfolio: Initial Class is filed herein as Exhibit (m)(19).

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Value Portfolio: Investor Class is filed herein as Exhibit (m)(20).

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Value Portfolio: Service Class is filed herein as Exhibit (m)(21).

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Value Portfolio: Service Class 2 is filed herein as Exhibit (m)(22).

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for VIP Funds, dated April 30, 2015, on behalf of the Registrant, is incorporated herein by reference to Exhibit (n)(1) of Variable Insurance Products Fund III’s (File No. 033-54837) Post-Effective Amendment No. 51.

(2)

Schedule I (Equity), dated February 1, 2019, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for VIP Funds, dated April 30, 2015, on behalf of the Registrant, is incorporated herein by reference to Exhibit (n)(2) of Variable Insurance Products Fund II’s (File No. 033-20773) Post-Effective Amendment No. 80.

(p)

(1)

The 2020 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Garrison Street Trust’s (File No. 811-04861) Post-Effective Amendment No. 101.

(2)

The 2017 Code of Ethics, adopted by FIL Limited, Fidelity Investments Japan Limited (currently known as FIL Investments (Japan) Limited), FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund II’s (File No. 033-20773) Post-Effective Amendment No.72.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC (2019).

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC (2019).
Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC (2018).

Eric C. Green

Assistant Treasurer of Fidelity Management & Research Company LLC, Strategic Advisers LLC, Fidelity Distributors Company LLC, and FMR Capital Inc; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.  Previously served as Assistant Treasurer of FMRC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation (2019).

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC (2020), Secretary FMR Capital, Inc (2020).
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).  Previously served as Chief Compliance Officer of FMRC (2018), FIMM (2018), SelectCo, LLC (2018).

Kenneth B. Robins	Compliance Officer of Fidelity Management & Research Company LLC. Previously served as Compliance Officer of FMRC (2019).
Bart Grenier	President of Fidelity Management & Research Company LLC (2019).

(2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer, Executive Director, Director of Investment Services – Asia, and Director.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).  Previously served as Chief Compliance Officer of FMRC (2018), FIMM (2018), SelectCo, LLC (2018).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC (2018).

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC (2019).
Joseph DeSantis	Director of FMR Japan; Previously served as Director of FMR UK (2020).
Rieko Hirai	Director of FMR Japan.
Judy Yelim Song	Director of FMR Japan (2019).
Kan Man Wong	Director of FMR Japan (2019).
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Compliance Officer of FMR Japan.
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).  Previously served as Chief Compliance Officer of FMRC (2018), FIMM (2018), SelectCo, LLC (2018).

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC (2018).

(4) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR U.K. provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Markus K. Eichacker	Director of FMR UK.
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Mark Sullivan	Director of FMR Investment Management (UK) Limited (2018).
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).  Previously served as Chief Compliance Officer of FMRC (2018), FIMM (2018), SelectCo, LLC (2018).

Robert Minicus	Director of FMR Investment Management (UK) Limited (2020).
Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

(5) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Rohit Mangla	Chief Compliance Officer of FIA.
Timothy Orchard	Director of FIA (2018).
Elizabeth Hickmott	Assistant Secretary of FIA.
Liana Pui Man Chenug	SFC Emergency Contact Person and Compliant Officer of FIA (2020).
Michael Ng	SFC Emergency Contact Person and Compliant Officer of FIA.
Allan Pelvang	Director of FIA. Previously Director of FIJ.
Matthew Heath	Director.
Rosalie Powell	Company Secretary of FIA.
Deborah Speight	Alternate Director to all Directors of FIA.
Neal Turchairo	Director of FIA.

(6) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held the following positions of a substantial nature during the past two fiscal years.

Dominic Rossi	Director of FIA(UK) (2018).
Andrew McCaffery	Director of FIA(UK) (2019).
Victoria Kelly	Director of FIA(UK) (2019).
Maria Abbonizio	Director of FIA(UK) (2019).
FIL Administration Ltd.	Company Secretary of FIA(UK).

(7) FIL INVESTMENTS (JAPAN) LIMITED (FIJ)

The directors and officers of FIJ have held the following positions of a substantial nature during the past two fiscal years.

Derek Young	Director of FIJ, President of FIJ (2019).
Pui Man Liana Cheung	Director of FIJ (2019).
Neil Montford	Director of FIJ.
Takashi Maruyama	Director of FIJ, Deputy President of FIJ.
Jon Everill	Executive Officer (2018).
Hiromi Wada	Deputy President of FIJ and Executive Officer (2019).
Matthew Hygate	Executive Officer of FIJ (2018).
Tetsuro Kubo	Executive Officer of FIJ, Chief Compliance Officer of FIJ.
Naomi Tsuru	Executive Officer of FIJ (2018).
Raymond Fong	Statutory Auditor (2019).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Judy A. Marlinski	President	None
Eric C. Green	Assistant Treasurer	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
Judy A. Marlinski	Director	None
Richard O’Brien	Chief Compliance Officer	None
Timothy Mulcahy	Director	None
Matthew DePiero	Director (2018)	None
Michael Kearney	Treasurer	None
Natalie Kavanaugh	Secretary (2019)	None
Lisa D. Krieser	Assistant Secretary	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, Citibank, N.A., 388 Greenwich Street, New York, NY, 10013; JPMorgan Chase Bank, 270 Park Avenue, New York, NY; State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA; and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 91 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of April 2020.

Variable Insurance Products Fund
By	/s/Stacie M. Smith
Stacie M. Smith, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Stacie M. Smith		President and Treasurer	April 20, 2020
Stacie M. Smith		(Principal Executive Officer)

/s/ John J. Burke III		Chief Financial Officer	April 20, 2020
John J. Burke III		(Principal Financial Officer)

/s/Jonathan Chiel	*	Trustee	April 20, 2020
Jonathan Chiel

/s/James C. Curvey	*	Trustee	April 20, 2020
James C. Curvey

/s/Dennis J. Dirks	*	Trustee	April 20, 2020
Dennis J. Dirks

/s/Donald F. Donahue	*	Trustee	April 20, 2020
Donald F. Donahue

/s/Alan J. Lacy	*	Trustee	April 20, 2020
Alan J. Lacy

/s/Ned C. Lautenbach	*	Trustee	April 20, 2020
Ned C. Lautenbach

/s/Joseph Mauriello	*	Trustee	April 20, 2020
Joseph Mauriello

/s/Cornelia M. Small	*	Trustee	April 20, 2020
Cornelia M. Small

/s/Garnett A. Smith	*	Trustee	April 20, 2020
Garnett A. Smith

/s/David M. Thomas	*	Trustee	April 20, 2020
David M. Thomas

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to powers of attorney dated October 5, 2016 and January 1, 2019 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series I

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Capital Trust

Fidelity Central Investment Portfolios LLC

Fidelity Commonwealth Trust

Fidelity Commonwealth Trust II

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Mt. Vernon Street Trust

Fidelity Puritan Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company (“FMR”) or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys–in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2019.

WITNESS our hands on this first day of January 2019.

/s/James C. Curvey	/s/Joseph Mauriello
James C. Curvey	Joseph Mauriello

/s/Dennis J. Dirks	/s/Cornelia M. Small
Dennis J. Dirks	Cornelia M. Small

/s/Donald F. Donahue	/s/Garnett A. Smith
Donald F. Donahue	Garnett A. Smith

/s/Alan J. Lacy	/s/David M. Thomas
Alan J. Lacy	David M. Thomas

/s/Ned C. Lautenbach
Ned C. Lautenbach

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Advisor Series VIII Fidelity Concord Street Trust Fidelity Investment Trust	Fidelity Puritan Trust Fidelity Securities Fund Variable Insurance Products Fund

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel
Jonathan Chiel